UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
GENON ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Proxy Statement
and
Notice of 2011 Annual Meeting of Stockholders

March 21, 2011

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are invited to attend the 2011 Annual Meeting of Stockholders of GenOn Energy, Inc. on Wednesday, May 4, 2011, beginning at 8:00 a.m., Central Time, at our corporate headquarters at 1000 Main Street, Houston, Texas.

At the meeting, stockholders will be asked to:

1.	Elect the ten directors nominated by our Nominating and Governance Committee to our Board of Directors to serve until the next annual meeting of stockholders;

2.	Ratify the Audit Committee’s selection of KPMG LLP as our independent auditors for fiscal year 2011;

3.	Adopt an amendment to our Third Restated Certificate of Incorporation to help protect the tax benefits of our net operating losses;

4.	Approve the stockholder rights plan, adopted by the Board on January 15, 2001, as amended November 23, 2010;

5.	Consider an advisory vote on the compensation of our named executive officers;

6.	Consider an advisory vote on the frequency of conducting future advisory votes on the compensation of our named executive officers;

7.	Consider a stockholder proposal, if properly presented at the meeting, described in the proxy materials; and

8.	Transact such other business that may properly come before the meeting.

This year we are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our proxy statement and annual report at https://www.proxyvote.now/gen. On or about March 21, 2011, we mailed our stockholders a notice containing instructions on how to access our proxy materials and vote online. The notice also provides instructions on how you can request proxy materials to be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.

Stockholders of record at the close of business on March 7, 2011 are entitled to vote. Each share entitles the holder to one vote. You may vote over the Internet by following the instructions provided on the notice or proxy card mailed to you or by telephone by following the instructions found on the Internet site provided on the notice or proxy card. You may also vote in person at the meeting or, if you request to receive proxy materials by mail or email, by completing and returning a proxy card. For specific voting information, see “General Information” beginning on page 1 of the enclosed proxy statement. Please vote in advance of the meeting even if you plan to attend.

Attendance is limited to stockholders of GenOn Energy, Inc., their proxy holders and our guests. Check-in will begin at 7:15 a.m. Stockholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of March 7, 2011 in order to be admitted to the meeting.

Sincerely,

Michael L. Jines
Executive Vice President,
General Counsel and Corporate Secretary and
Chief Compliance Officer

i

ii

2010 Pension Benefits	47
Pension Plan	47
SBP	48
SERP	48
SPBA	48
2010 Nonqualified Deferred Compensation	48
Deferral and Restoration Plan	49
Successor Deferral Plan	49
Mirant Corporation Deferred Compensation Plan (Mirant Deferred Plan)	50
Mirant Services Supplemental Benefit (Savings) Plan (Mirant Savings Plan)	50
Potential Payments upon Termination or Change in Control	51
Change in Control	51
Executive Severance	54
Mr. Muller’s Employment Agreement	55
Compensation Risk	55
DIRECTOR COMPENSATION	56
AUDIT MATTERS	57
Report of the Audit Committee	57
Independent Auditors	58
Principal Accounting Firm Fees	58
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors	59
Rotation of Independent Auditors	59
OTHER MATTERS	59
DATES FOR SUBMISSION OF STOCKHOLDER PROPOSALS & NOMINATIONS FOR 2012 ANNUAL MEETING	59
SOLICITATION OF PROXIES	60
ANNUAL REPORT TO STOCKHOLDERS	60
ADDITIONAL INFORMATION ABOUT US	60
Annex A—Certificate of Amendment to Third Restated Certificate of Incorporation of GenOn Energy, Inc.
Annex B—
       B1—Rights Agreement between GenOn Energy, Inc. (successor to Reliant Resources, Inc.) and JPMorgan Chase Bank, N.A. (successor to The Chase Manhattan Bank) as Rights Agent, dated as of January 15, 2001

B2—Amendment No. 1 to Rights Agreement, by and between GenOn Energy, Inc., JPMorgan Chase Bank, N.A., and Computershare Trust Company, N.A., dated November 23, 2010

iii

GENON ENERGY, INC.
1000 Main Street
Houston, Texas 77002
(832) 357-3000

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on May 4, 2011.
The proxy statement and annual report are available at
https://www.proxyvotenow.com/gen

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of GenOn Energy, Inc. for the 2011 Annual Meeting of Stockholders (the “Meeting”) and for any adjournment or postponement of the Meeting. In this proxy statement, “we,” “us,” “our” and the “Company” refer to GenOn Energy, Inc. (formerly known as RRI Energy, Inc.). On December 3, 2010, RRI Energy Holdings, Inc., a wholly owned subsidiary of the Company, completed its merger (the “Merger”) with and into Mirant Corporation (“Mirant”), as a result of which Mirant (renamed GenOn Energy Holdings, Inc. on the closing date of the Merger) is now our wholly owned subsidiary. The Merger was effected pursuant to the Agreement and Plan of Merger by and among the Company, Mirant and RRI Energy Holdings, Inc. dated as of April 11, 2010.

We are making these proxy materials available to you on the Internet. On or about March 21, 2011, we mailed a notice to our stockholders containing instructions on how to access the proxy materials at https://www.proxyvote.now/gen and vote online. In addition, stockholders may request proxy materials to be sent to them by mail or email.

What is the purpose of the Meeting?

At the Meeting, stockholders will be asked to:

1.	Elect the ten directors nominated by our Nominating and Governance Committee to our Board of Directors to serve until the next annual meeting of stockholders;

2.	Ratify the Audit Committee’s selection of KPMG LLP as our independent auditors for fiscal year 2011;

3.	Adopt an amendment to our Third Restated Certificate of Incorporation to help protect the tax benefits of our net operating losses (the “Protective Charter Amendment”);

4.	Approve the stockholder rights plan, adopted by the Board on January 15, 2001, as amended November 23, 2010 (the “Stockholder Rights Plan”);

5.	Consider an advisory vote on the compensation of our named executive officers (the “Say on Pay Proposal”);

6.	Consider an advisory vote on the frequency of conducting future advisory votes on the compensation of our named executive officers (the “Say on Frequency Proposal”);

7.	Consider a stockholder proposal, if properly presented at the meeting, described in this proxy statement (the “Stockholder Proposal”); and

8.	Transact such other business that may properly come before the meeting.

Who is entitled to vote at the Meeting?

Only stockholders of record at the close of business on March 7, 2011, the record date for the Meeting, are entitled to receive notice of and participate in the Meeting. If you were a stockholder of record on that date, you are entitled to vote all of the shares you held on that date at the Meeting, or any postponements or adjournments of the Meeting.

If your shares are registered directly in your name, you are the holder of record of these shares and the notice was sent directly to you. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record sent the voting instructions to you.

If you hold your shares indirectly in the GenOn Energy Savings Plan (formerly the RRI Energy, Inc. Savings Plan) or the GenOn Energy Union Savings Plan (formerly the RRI Energy, Inc. Union Savings Plan, and, together with the GenOn Energy Savings Plan, collectively, the “GenOn Benefit Plans”), you have the right to direct the trustees of the GenOn Benefit Plans (the “Trustee”) how to vote your shares as described in the voting materials sent to you by the Trustee.

How many votes do I have?

You have one vote for each share of our common stock you owned as of the record date for the Meeting.

How do I vote?

You may vote over the Internet by following the instructions provided on the notice or proxy card mailed to you or by telephone by following the instructions found on the Internet site provided on the notice or proxy card. You may also vote in person at the Meeting or, if you request (or have previously requested) proxy materials by mail or email, by completing and returning a proxy card.

If you hold your shares in street name, you have the right to direct your broker, bank or other holder of record how to vote by following the instructions sent to you by the holder of record. If you desire to vote in person at the Meeting, as a holder in street name, you must provide a legal proxy from your bank, broker or other holder of record.

If you hold your shares indirectly through the GenOn Benefit Plans, you have the right to direct the Trustee of the GenOn Benefit Plans how to vote your shares as described in the voting materials sent to you by the Trustee.

May I change my vote?

Yes, you may change your vote at any time prior to the vote tabulation at the Meeting by (a) voting in person at the Meeting, (b) casting a vote over the Internet or by telephone at a later date or (c) if your shares are registered in your name, sending a written notice of revocation to our Corporate Secretary by mail to GenOn Energy, Inc., P.O. Box 3795, Houston, Texas 77253 or by facsimile at (832) 357-0140. If you request proxy materials by mail or email, you may also change your vote by mailing a proxy card with a later date. If you recast your vote, only your later dated proxy (whether cast by Internet, telephone, mail or in person) will be counted.

What are the Board’s recommendations?

The Board recommends a vote FOR proposals 1—5, for having an advisory vote on say on pay ONCE EVERY YEAR (proposal 6), and AGAINST the Stockholder Proposal (proposal 7). If any other matter properly comes before the Meeting, Edward R. Muller and Mark M. Jacobs (the “Proxy Holders”) will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How many votes must be present to hold the Meeting?

We will have a quorum, and will be able to conduct the business of the Meeting, if the holders of a majority of shares of common stock outstanding and entitled to vote are represented in person or by proxy at the Meeting. As of the record date, 769,719,065 shares of common stock, representing the same number of votes, were outstanding. The presence of the holders of at least 384,859,534 shares of common stock will be required to establish a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the quorum. For more information regarding broker non-votes, see “— How are abstentions and broker non-votes treated?”

What vote is required to approve each proposal?

Directors are elected if the votes cast for that nominee’s election exceed the votes cast against that nominee’s election. The affirmative vote of a majority of the shares of common stock represented at the Meeting and entitled to vote is required for: a) ratification of KPMG LLP’s appointment, b) approval of the Stockholder Rights Plan, c) approval of the Say on Pay Proposal, and d) approval of the Stockholder Proposal. The adoption of the Protective Charter Amendment requires the affirmative vote of a majority of our outstanding shares of common stock. With respect to the Say on Frequency Proposal, the frequency (every one, two or three years) that receives the highest number of votes cast by stockholders on a plurality basis will be approved (i.e., the frequency with the most votes cast will be approved even if that frequency does not receive a majority of votes cast).

How are abstentions and broker non-votes treated?

If you “ABSTAIN” on voting for any nominee for director, your vote will not be counted as a vote cast and will have no effect on whether such nominee is elected. If you “ABSTAIN” on voting for a) ratification of KPMG LLP’s appointment; b) adoption of the Protective Charter Amendment; c) approval of the Stockholder Rights Plan; d) advisory approval of the Say on Pay Proposal; or e) approval of the Stockholder Proposal, that will have the effect of a vote against each of those matters. If you “ABSTAIN” on voting for the Say on Frequency Proposal, your vote will not be counted as a vote cast and will have no effect on the proposal.

A broker non-vote occurs when the broker holding shares in street name is unable to vote on a proposal because the New York Stock Exchange (“NYSE”) rules prohibit a broker from voting on the matter without owner instructions. Relevant NYSE rules provide that a broker holding shares for an owner in street name may not vote for a non-routine proposal or a stockholder proposal that is opposed by management, without voting instructions, whereas a broker may vote on routine matters without owner instructions. The election of directors, the Protective Charter Amendment proposal, the Stockholder Rights Plan proposal, the Say on Pay Proposal, the Say on Frequency Proposal and the Stockholder Proposal are non-routine items. Except in the case of the Protective Charter Amendment, broker non-votes, if any, will not be counted as having been entitled to vote or as a vote cast and will have no effect on the outcome of the vote on these proposals. Broker non-votes will have the effect as a vote against the Protective Charter Amendment proposal. The ratification of the appointment of KPMG is a routine item.

What if I do not mark a voting choice for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted FOR proposals 1—5, for having an advisory vote on say on pay ONCE EVERY YEAR and AGAINST proposal 7 (the Stockholder Proposal).

Can the shares that I hold in the GenOn Benefit Plans be voted if I do not return my instructions to the Trustee timely?

You must provide voting instructions to the Trustee for the shares you hold indirectly in the GenOn Benefit Plans by 11:59 p.m., Eastern Time, on May 1, 2011. If you do not timely provide voting instructions, then the Trustee will vote your shares in the same proportion as the shares for which timely instructions were received, unless to do so would be prohibited by law.

Could other matters be decided at the Meeting?

We do not know of any matters that will be considered at the Meeting other than the proposals set forth in this proxy statement. If other matters are properly raised at the Meeting, your proxy authorizes the Proxy Holders to vote as they think best, unless authority to do so is withheld by you in your proxy.

What happens if the Meeting is postponed or adjourned?

If the Meeting is postponed or adjourned, your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted at the Meeting.

CORPORATE GOVERNANCE

The following section summarizes information about our corporate governance practices, our Board and its committees and the director nomination process.

Corporate Governance Guidelines

We are committed to sound corporate governance principles. To evidence this commitment, the Board has adopted Corporate Governance Guidelines, which, along with the charters of the Board committees, our Code of Ethics and Business Conduct (the “Code of Ethics”) and our ethics and compliance program, provide the framework for our corporate governance. Complete copies of our Corporate Governance Guidelines, charters of the Board committees and our Code of Ethics are available on our website at www.genon.com/company/company-governance-ethics.aspx or in print to any stockholder who requests them from our Investor Relations department at 832-357-7000. The Board and management regularly review corporate governance developments and the Board modifies the charters and guidelines and management modifies the Code of Ethics and program as appropriate.

Ethics and Compliance

Our Code of Ethics, which applies to our directors, executives and employees, satisfies the U.S. Securities and Exchange Commission’s (“SEC”) requirements for a “code of ethics.” The Code of Ethics prohibits our directors, executives and employees from having relationships or engaging in activities which might conflict with, or give the appearance of conflicting with, our interests or which might affect their independence or judgment.

Among other things, the Code of Ethics addresses conflicts of interest, gifts and entertainment, compliance with laws, rules and regulations (including insider trading, financial reporting and antitrust laws), safeguarding corporate resources, and maintaining appropriate government relations. The Code of Ethics also includes procedures to report possible violations of laws, regulations or the Code of Ethics. Reports may be made to an employee’s supervisor, our Chief Compliance Officer, any member of the Ethics and Compliance, Legal Services or Human Resources groups, a Risk Area Officer or any other senior company official. Reports may also be made anonymously to the Chief Compliance Officer through a toll-free compliance hotline, a web address, or a mailing address administered by an independent third party. All reported violations are investigated promptly and, to the extent possible, treated confidentially. It is our policy that no individual will face discharge, demotion, suspension, threat, discrimination or any other form of retaliation for reporting a potential violation of the Code of Ethics in good faith, furnishing information or assisting or participating in any manner in an investigation, compliance review or other activity related to the administration of the Code of Ethics.

Our executives and employees are required to annually certify their compliance with the Code of Ethics. The Code of Ethics requires any exception to or waiver of the Code of Ethics for a director or executive be made only by the Board or an independent Board committee and disclosed on our website. To date, we have not received any requests for or granted any waivers of the Code of Ethics for any of our executives or directors. Our Chief Compliance Officer monitors compliance with the Code of Ethics and confirms that our business practices are consistent with the Code of Ethics. Under our ethics and compliance program, our employees regularly participate in a series of ethics and compliance training courses that define problematic relationships and activities and promote understanding of conflicts of interests and our values. The Audit Committee provides oversight of the ethics and compliance program.

Stock Ownership Guidelines and Mandatory Holding Periods

To align our directors and executives with the interests of our stockholders, we have stock ownership guidelines for our directors and executives. In December 2010, the stock ownership levels in the guidelines were revised to be based on a multiple of annual base salary (in the case of executives) or annual cash retainer (in the case of non-management directors). All non-management directors have an ownership target level of ownership of Company common stock of three times such director’s annual cash retainer. The target level of ownership of Company common stock for the following executives is the aggregate of such person’s annual salary multiplied by the number in parenthesis following his or her position: Chief Executive Officer (5); President (4); Executive Vice Presidents (3); Senior Vice Presidents (2); and Vice Presidents (1). The target stock ownership levels are to be achieved by December 3, 2015 or within five years of first appointment to the Board or election as an executive, whichever is later.

Policy on Hedging Economic Risk of Securities Ownership

Because speculation in our securities based on fluctuations in the market may cause conflicts of interests with our stockholders, our Insider Trading Policy prohibits trading in options, warrants, puts and calls or similar instruments or derivatives related to our securities and it also prohibits selling our securities short, pledging our securities or holding our securities in margin accounts.

Board Size, Leadership Structure and Role in Risk Oversight

On December 3, 2010, in connection with the Merger, the authorized size of our Board was increased from five members to ten members and Messrs. Dallas, Johnson, Muller, Murray and Thacker, each a former member of the Mirant board of directors, were elected to our Board. The members of our Board prior to the Merger, Ms. Perez and Messrs. Barnett, Jacobs, Miller and Silverstein, have continued as directors. On December 3, 2010, in connection with the Merger, Steven L. Miller resigned as Chairman of the Board and was appointed Lead Director and Edward R. Muller was appointed Chairman of the Board. All members of our Board are non-management directors, except Edward R. Muller, who serves as our Chairman and Chief Executive Officer, and Mark Jacobs, who serves as our President and Chief Operating Officer.

The Board periodically reviews its leadership structure and recognizes that the Company’s leadership requirements and Board composition may change over time. The Board thinks that the Company and its stockholders are well-served by the Board’s current leadership structure. Having one person serve as both Chairman of the Board and Chief Executive Officer of the Company provides clear leadership for the Company, helps ensure accountability for the successes and failures of the Company, facilitates information flow between management and the Board, and fosters effective decision-making and alignment on corporate strategy. At the same time, having an independent Lead Director vested with key duties and responsibilities and four independent Board committees chaired by independent directors provides a formal structure for strong independent oversight of the Chairman and the rest of the Company’s management team.

The Board oversees all areas of major risk exposure for the Company and is assisted in this role by the Risk and Finance Oversight Committee and the Audit Committee. The Risk and Finance Oversight Committee is provided with regular reports from management on our key business risks, and meets periodically with our Chief Risk Officer and management to discuss specific risks and assess the effectiveness of our risk management systems. The Audit Committee is regularly provided with accounting, auditing and other financial information and internal control and ethics and compliance reports and meets periodically with our internal auditor, independent auditor, Chief Compliance Officer and management to discuss such information. See “Summary of Committee Responsibilities.”

Director Independence

At least once a year, the Nominating and Governance Committee reviews all relationships each director has with us, including any charitable contributions we make to organizations where our directors serve as board members. The Nominating and Governance Committee reports the results of its review to the Board, which then determines which directors satisfy our independence standards. Rather than adopting categorical standards of independence, the Board assesses independence on a case-by-case basis, in each case consistent with the legal requirements described in our committee charters and the listing standards of the NYSE. These standards provide that a director cannot be independent unless the Board affirmatively determines that the director has no material relationship with us. In addition, a director is not independent if the director does not meet the objective tests described in the NYSE listing standards. Under the NYSE listing standards, Audit Committee members must also satisfy the SEC rule regarding independence.

The Board determined that Ms. Perez and Messrs. Barnett, Dallas, Johnson, Miller, Murray, Thacker and Silverstein are independent directors. Mr. Muller and Mr. Jacobs are not independent because of their employment with the Company. Each member of our Audit, Nominating and Governance and Compensation Committees is independent under the applicable rules and regulations of the SEC and the listing standards of the NYSE.

In making its determination with respect to Mr. Silverstein, the Board considered his membership on the advisory council of the Electric Power Research Institute (EPRI), a non-profit organization to which the Company provides funding for research projects. In determining that the relationship did not constitute a material relationship, the Board noted that Mr. Silverstein has no interest in the transactions between us and EPRI, he does not serve as an executive, director or employee of EPRI and he has no ownership interest in EPRI.

Under the terms of our Corporate Governance Guidelines, each of our independent directors is required to ensure that he or she does not have any relationships or engage in any activities that would result in the director not being independent. Prior to engaging in any material relationship or activity that could reasonably be expected to affect his or her independence, the director must consult with our General Counsel, who determines whether the relationship or activity is addressed and permitted by our independence standards. Our General Counsel refers the matter to the Board if the specific relationship or activity is not addressed by our independence standards. If our General Counsel or Board determines that the relationship or activity would jeopardize the director’s independence, the director is not permitted to engage in the activity or relationship.

Related Person Transactions

We have adopted a written policy and procedures to assess relationships and transactions to which the Company and our directors and executives or their immediate family members are parties to determine if they have a direct or indirect material interest in the transaction. At the first scheduled Nominating and Governance Committee meeting each year, management identifies for the committee any related person transactions to be entered into for that calendar year, including the proposed aggregate value of such transactions. All related person transactions must be approved by the Nominating and Governance Committee and must be on terms comparable to those that could be obtained in arms-length dealings with an unrelated third party. There were no reportable transactions between the Company and related persons in 2010.

Meetings of Non-management Directors

To facilitate candid discussion among our non-management directors, our non-management directors meet at least quarterly in executive session. The agenda for each regularly scheduled Board meeting includes an executive session of non-management directors. The Lead Director presides over meetings of non-management directors and assists in the preparation of the agenda for each meeting.

Director Attendance at Board Meetings and Annual Meetings

During 2010, the Board met 12 times and all directors attended 100% of the meetings which took place during their tenure on the Board. Although the Company has no formal policy regarding attendance by directors at the Company’s annual meetings, all directors on that date attended the 2010 annual meeting and we expect that all directors will attend the 2011 Meeting.

Director Orientation and Continuing Education

We regularly provide updates to the Board on topics relevant to their responsibilities as directors and significant issues, trends and changes in corporate governance. Each director is also encouraged to attend external seminars addressing corporate governance each year. Any new directors will participate in an orientation program on the Company’s capital structure and organization, business units, strategic plan, significant financial, accounting and risk management issues, governance policies, Code of Ethics and vision.

Limitation on Number of Public Company Board Memberships

To ensure that each director is able to devote sufficient time to performing his or her duties, our Corporate Governance Guidelines prohibit our directors from serving on the boards of more than three other public companies. In addition, the Board and the Nominating and Governance Committee take into account service on other boards as a factor in evaluating director performance and committee assignments. The Audit Committee’s Charter prohibits committee members from serving on the audit committee of more than two other public companies.

Change in Directors’ Professional or Personal Circumstances

The Nominating and Governance Committee evaluates material changes in the personal or professional status of a director that could be expected to diminish the director’s ability to effectively function as a member of the Board. In addition, as part of the annual director evaluation process, the Board considers changes in professional status and health, family, business or personal issues that may bear on effectiveness of Board service. Our Corporate Governance Guidelines require directors to submit a resignation letter if they have a substantial job change. The Board has discretion to accept or reject these resignation letters.

Board and Individual Director Evaluation Process

The Nominating and Governance Committee conducts an annual evaluation to determine whether the Board, its committees and its members are functioning effectively. The evaluation focuses on the Board’s (and each Board committee’s and member’s) contribution as a whole to us and on areas that the Board, any Board committee, any individual director and/or management think can be improved. The Board, at its next regularly scheduled meeting, reviews the conclusions of the evaluation and any recommendations for action.

Succession Planning

Succession planning with respect to the position of Chief Executive Officer is reviewed and evaluated at the Board level. As part of this process, the non-management members of the Board generally evaluate at least annually potential successors to the Chief Executive Officer and executive management and review development plans for candidates, based upon reports and recommendations from the Chief Executive Officer. The Chief Executive Officer is responsible for development and succession of executive management, and the Chief Executive Officer and the non-management directors are responsible for assuring such succession and development plans are in the best interests of the Company. We have also adopted a policy regarding succession in the event of an emergency involving or the unexpected resignation, retirement or incapacity of our Chief Executive Officer and Chairman of the Board.

In connection with the Merger, Mr. Muller entered into an employment agreement with us, effective as of the completion of the Merger, to serve as the Chief Executive Officer of the Company for a period of up to three years. The Board envisions that Mr. Jacobs will be appointed Chief Executive Officer of the Company on the third anniversary of the Merger and in any event not later than the tenth day following any earlier date as of which Mr. Muller ceases to serve as Chief Executive Officer.

Director Elections

Our bylaws provide that, to be elected, each nominee must receive more votes cast for his or her election than votes cast against his or her election. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will be a plurality of votes cast. These bylaw provisions cannot be changed without stockholder approval.

In addition, our Corporate Governance Guidelines include a director resignation policy, which is summarized as follows:

•	nominees must have submitted irrevocable, conditional resignations that become effective if that nominee is not elected by a majority of the votes cast in his or her election at the next annual meeting;

•	the Nominating and Governance Committee makes a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken;

•	the Board takes action with respect to the resignation within 90 days following the stockholders’ meeting and publicly discloses its decision and the rationale behind it; and

•	if a majority of the members of the Board are not elected by the required vote, then an ad hoc Board committee consisting of the independent directors who were elected will perform the duties described above.

Committee Composition and Meetings

Each of our directors attended all of the meetings held by all Board committees on which they served in 2010, during the period in which they served on such Board committee. The members of the Committees of the Board were as follows:

	Committee Members	Number of	Committee Members	Number of
	(January 1, 2010-	Meetings	(December 3, 2010-	Meetings
Committee	December 2, 2010)	in 2010	present)	in 2010

Audit Committee	Evan J. Silverstein (Chairperson) E. William Barnett Laree E. Perez	7	Robert C. Murray (Chairperson) Terry G. Dallas Laree E. Perez Evan J. Silverstein	0
			William L. Thacker (Chairperson)
Compensation Committee	Steven L. Miller (Chairperson) Laree E. Perez Evan J. Silverstein	7	E. William Barnett Thomas H. Johnson Steven L. Miller	1
Nominating and Governance Committee	E. William Barnett (Chairperson) Steven L. Miller Laree E. Perez Evan J. Silverstein	4	Steven L. Miller (Chairperson) E. William Barnett Robert C. Murray William L. Thacker	0
Risk and Finance Oversight Committee	Evan J. Silverstein (Chairperson) E. William Barnett Laree E. Perez	6	Evan J. Silverstein (Chairperson) Terry G. Dallas Thomas H. Johnson Laree E. Perez	0

Summary of Committee Responsibilities

All of our standing committees have charters, which are available at www.genon.com.

Audit Committee

The purposes of the Audit Committee are to assist Board oversight of:

•	the quality and integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	our independent auditors’ qualifications, independence and performance; and

•	the performance of our internal audit function.

The Board has determined that each of the current members of the Audit Committee is qualified as an audit committee financial expert under the SEC’s rules and regulations and are “independent” audit committee members under the NYSE listing standards. In addition, the Board has determined that each member of the Audit Committee has the requisite accounting and related financial management expertise under the NYSE listing standards.

Compensation Committee

The purposes of the Compensation Committee are to:

•	assist the Board in approving and overseeing the process and substance of the Company’s compensation policy, including, but not limited to, compensation philosophy, amounts, plans, and policies and assessment of whether the Company’s compensation structure establishes appropriate incentives for management and employees;

•	assist the Board in approving and overseeing management development and annual evaluation of the CEO and senior executives; and

•	carry out those duties delegated to it under the employee benefit plans for employees of the Company.

The Compensation Committee has discretion to establish and delegate some or all of its authority to subcommittees. During 2010, the Compensation Committee did not establish or utilize a subcommittee for considering or determining executive or director compensation, and it has no current plans to do so. For information regarding the Compensation Committee and its independent consultant’s role in setting compensation, see “Executive Compensation—Compensation Discussion and Analysis” and “Director Compensation.”

Nominating and Governance Committee

The purposes of the Nominating and Governance Committee are to:

•	assist the Board in identifying qualified individuals to become Board members;

•	recommend to the Board the selection of director nominees for election at the annual meeting of stockholders;

•	make recommendations to the Board regarding the composition of the Board and its committees;

•	assess director independence and Board effectiveness; and

•	develop and implement the Company’s Corporate Governance Guidelines.

In addition, the Nominating and Governance Committee reviews all relationships each director has with us and reports the results of its review to the Board.

Risk and Finance Oversight Committee

The purposes of the Risk and Finance Oversight Committee are to assist Board oversight of:

•	the Company’s financial and risk profile;

•	the Company’s financial and risk management policies and activities (other than managing and assessing risks with respect to financial reporting and tax-related issues, which are the responsibility of the Audit Committee); and

•	the activities of the Chief Risk Officer.

In addition, the Risk and Finance Oversight Committee reviews our environmental, health and safety policies and initiatives with management at least annually.

Compensation Committee Interlocks and Insider Participation

Ms. Laree E. Perez and Messrs. Steven L. Miller (Chairperson) and Evan J. Silverstein served on the Company’s Compensation Committee between January 1, 2010 and December 2, 2010. Between December 3, 2010 and December 31, 2010 Messrs. E. William Barnett, Thomas H. Johnson, Steven L. Miller and William L. Thacker (Chairperson) served on the Company’s Compensation Committee. During 2010, all members of the Compensation Committee were independent directors and no member is or was an employee. During 2010, none of our executives served on a compensation committee (or equivalent) or a board of directors of another entity that had an executive serving on our Compensation Committee or Board.

Director Qualifications, Diversity and Nomination Process

From time to time, the Nominating and Governance Committee considers prospective nominees for Board membership suggested by Board members, management or stockholders. The Committee may also retain a third-party executive search firm to assist it in identifying prospective nominees.

Once the Nominating and Governance Committee has identified a prospective nominee, it decides whether to conduct a full evaluation of the candidate. This decision is based on information provided to the Committee with the recommendation of the candidate, the Committee’s knowledge of the candidate and possible inquiries to the person making the recommendation or others. The Committee’s primary considerations are the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the candidate can satisfy the evaluation factors described below. As stated in the Corporate Governance Guidelines, the Committee also considers the diversity of and the optimal mix of talent and experience on the Board. This may include professional experience and industry background, the need for expertise in particular areas, geographic location, the balance of management and independent directors, gender, race, age and other factors as the Committee deems relevant.

The Committee next evaluates the candidate’s standards and qualifications, including the candidate’s experience, independence, knowledge, commitment to our values, skills, expertise, independence of mind, integrity, service on the boards of other public companies, openness, ability to work as part of a team, willingness to commit the required time and familiarity with our business. Following an evaluation and interviews, the Committee makes a recommendation to the Board regarding the candidate. After considering the recommendation, the Board determines whether or not to extend an offer to the candidate for Board membership.

Submission of Stockholder Director Recommendations

A stockholder who wishes to recommend an individual to serve on the Board should notify us at GenOn Energy, Inc., P.O. Box 3795, Houston, Texas 77253. The notice should be addressed to the attention of the Corporate Secretary or the Chairman of the Nominating and Governance Committee in care of the Corporate Secretary. The notice should include whatever supporting material the stockholder considers appropriate. The Nominating and Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our bylaws relating to stockholder nominations as described in “Dates for Submission of Stockholder Proposals & Nominations for 2012 Annual Meeting” below.

Stockholder Communications to the Board

Stockholders and other parties interested in communicating directly with the Lead Director, the Chairman of the Board, the non-management directors as a group or the Board may do so by writing in care of the Corporate Secretary at P.O. Box 3795, Houston, Texas 77253. Instructions on how to communicate with the Board are also available on our website at www.genon.com.

Additionally, under the terms of our Code of Ethics, anyone desiring to raise a complaint or concern directly with the Audit Committee has the ability to do so by contacting EthicsPoint, Inc., a third-party vendor, at the following mailing address, web address or toll free number:

GenOn Energy, Inc.—Audit Committee
c/o EthicsPoint, Inc.
P.O. Box 230369
Portland, OR 97281-0369
Attention: Audit Committee
www.guideline.lrn.com
Toll Free Number: (866) 693-8442

Such complaints and concerns will be forwarded directly to the Chairman of the Audit Committee.

The Nominating and Governance Committee has approved a process for handling correspondence received by us and addressed to non-management members of the Board. Our Corporate Secretary reviews all correspondence that, in his opinion, deals with the functions of the Board or otherwise requires their attention. The Corporate Secretary has the discretion not to forward unsolicited marketing materials, mass mailings, unsolicited publications, surveys and questionnaires, resumes and other forms of job inquiries and requests for business contacts or referrals. In addition, the Corporate Secretary may, in his discretion, handle any director communication that is an ordinary course of business matter, including routine questions, complaints, comments and related communications that can appropriately be handled by management. However, directors may at any time request copies of all correspondence that is addressed to members of the Board. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of our internal audit department or Chief Compliance Officer and handled in accordance with our Code of Ethics.

PROPOSALS TO BE VOTED ON BY STOCKHOLDERS

PROPOSAL ONE
ELECTION OF DIRECTORS

RECOMMENDATION: OUR BOARD RECOMMENDS A VOTE FOR
EACH OF THE NOMINEES LISTED ABOVE

The first proposal to be voted on at the Meeting is the election of ten directors for a term of office expiring at our 2012 annual meeting. The Board, based on recommendations from the Nominating and Governance Committee, nominated and recommends each of the ten directors named below. Each of the directors named below has exhibited a commitment to our values, integrity, independence of mind, openness, the ability to work as part of a team, a willingness to commit their time and familiarity with our business. In addition, prior to the Merger, half of the directors served as directors of Mirant and half of the directors served as directors of RRI Energy. It is because of these qualifications, as well as the skills, expertise, professional experiences and industry background noted below that we think each of these directors should serve on our Board.

We have no reason to think that any of the nominees will be unavailable for election. If any nominee becomes unavailable for election, the Board can name a substitute nominee and proxies will be voted for the substitute nominee, unless discretionary authority has been withheld.

E. William Barnett, Age 78*	Director since October 2002

Mr. Barnett is a member of the Board of Directors of Enterprise Products GP, LLC, the general partner of Enterprise Products Partners L.P., and is a member of its Audit, Conflicts and Governance Committee. Mr. Barnett also serves on the Board of Directors of Westlake Chemical Corporation and is Chairman of its Nominating and Governance Committee and a member of its Audit Committee. Mr. Barnett retired from the law firm Baker Botts LLP in December 1997 where he served as its managing partner for 14 years. From 1996 to 2005, he served as Chairman of the Board of Trustees of Rice University. In 2005, Mr. Barnett was honored as Director of the Year by the National Association of Corporate Directors. Through his extensive managerial experience and experience with legal and corporate governance matters, we think Mr. Barnett has strong qualifications relevant to service on our Board.

Terry G. Dallas, Age 61*	Director since December 2010

Mr. Dallas served as a member of the Board of Directors of Mirant from 2006 until the completion of the Merger, when he joined the Company’s Board. Mr. Dallas was also the former Executive Vice President and Chief Financial Officer (2000-2005) of Unocal Corporation, an oil and gas exploration and production company prior to its merger with Chevron Corporation. Prior to that, Mr. Dallas held various executive finance positions in his 21-year career with Atlantic Richfield Corporation, an oil and gas company with major operations in the United States, Latin America, Asia, Europe and the Middle East. He is an audit committee financial expert. Mr. Dallas’ experience as Chief Financial Officer of a petroleum company provides the Board a perspective of someone with direct responsibility for financial and accounting issues as well as an understanding of issues involving fossil fuels.

Mark M. Jacobs, Age 49*	Director since May 2007

Mr. Jacobs is the President and Chief Operating Officer of the Company. Prior to completion of the Merger, he served as our President and Chief Executive Officer from May 2007 until December 3, 2010. He served as our Executive Vice President and Chief Financial Officer from July 2002 to May 2007. Prior to joining the Company, Mr. Jacobs was a managing director with Goldman, Sachs and Co. and had a long-standing advisory relationship with us, serving in both the Mergers and Acquisitions and Energy and Power groups. He has played a major role in key initiatives during his tenure with the Company and with Goldman. Because of this experience and his role as our Chief Operating Officer, and his envisioned future appointment to the role of Chief Executive Officer (as discussed above in “Succession Planning”) we think Mr. Jacobs’ continued membership is important to our Board.

Thomas H. Johnson, Age 61*	Director since December 2010

Mr. Johnson served as a member of the Board of Directors of Mirant from 2006 until the completion of the Merger, when he joined the Company’s Board. Mr. Johnson is the President and Managing Partner (2005—Present) of THJ Investments, LP, a private investment entity, and Chief Executive Officer (2009 — Present) of The Taffrail Group, LLC, a private strategic advisory firm. He was formerly the Chairman (2000-2005) and President and Chief Executive Officer (1997-2005) of Chesapeake Corporation, a specialty packaging manufacturer; and the President and Chief Executive Officer (1989-1997) of Riverwood International Corporation, an integrated forest products company. He is also a director of Coca-Cola Enterprises Inc, Universal Corporation and ModusLink Global Solutions, Inc. and was formerly a director of Superior Essex Inc. Mr. Johnson’s more than 15 years of experience as a chief executive of several large corporations and extensive service on the boards of leading multinational corporations provides the Board a valuable perspective on governance best practices and executive leadership. Mr. Johnson’s service on the boards of other large public companies, including such companies’ audit, nominating and governance, and compensation committees, provides our Board with financial, operational and strategic expertise.

Steven L. Miller, Age 65*	Director since August 2003

Mr. Miller serves as our Lead Director. Prior to the Merger, Mr. Miller served as our Chairman of the Board. Mr. Miller has served as Chairman and President of SLM Discovery Ventures, Inc., a company pursuing commercial ventures in support of volunteerism, social outreach and higher education academic achievement, since September 2002. He retired as Chairman, President and Chief Executive Officer of Shell Oil Company in September 2002, following a long career at Shell beginning in 1967 that involved extensive experience in plant operations, trading and commodities, marketing and regulatory activities. Mr. Miller also served as a director of Applied Materials, Inc. from 1999 through 2005 and chaired their Compensation Committee from 2003 to 2005. Mr. Miller’s extensive industry experience and leadership skills lead us to think that he should serve as our director.

Edward R. Muller, Age 58*	Director since December 2010

Mr. Muller is the Company’s Chairman and Chief Executive Officer. Prior to the Merger, Mr. Muller served as the Chairman, President and Chief Executive Officer of Mirant (2005-2010). He is the former President and Chief Executive Officer (1993-2000) of Edison Mission Energy, a California-based independent power producer. Mr. Muller is also a director of Transocean Ltd. and was previously a director of GlobalSantaFe Corporation prior to its merger with Transocean Ltd. Mr. Muller’s experience as a chief executive provides him with deep knowledge of the challenges and opportunities faced by a larger company. With over 19 years of energy industry experience, Mr. Muller is very qualified to lead our management team and provide essential insight and guidance to our Board.

Robert. C. Murray, Age 65*	Director since December 2010

Mr. Murray served as a member of the Board of Directors of Mirant from 2006 until the completion of the Merger, when he joined the Company’s Board. Mr. Murray is a retired executive who most recently served as the former Chairman (2002-2004) and Interim Chief Executive Officer (2002-2003) of Pantellos Corporation, an e-commerce procurement marketplace for the utility industry, and former Chief Financial Officer (1992-2001) of Public Service Enterprise Group, an energy and energy services company. Mr. Murray also served as a Managing Director of Morgan Stanley & Co., Inc (1987-1991). He is an audit committee financial expert. Mr. Murray’s extensive leadership and financial experience, as a chief financial officer and an investment banker in the energy and energy services industries, provides the Board with insight into the challenges facing energy companies.

Laree E. Perez, Age 57*	Director since April 2002

Ms. Perez has served as an independent financial consultant with The Medallion Company, LLC, an investment advisory/consultation and professional money management company, since September 2002. Ms. Perez also serves on the Board of Directors of Martin Marietta Materials, Inc., a leading producer of construction aggregates, including those used for emission controls. She serves as Chair of its Finance

Committee and a member of its Audit Committee and its Ethics, Environment, Safety and Health Committee. She is an audit committee financial expert. These experiences lead us to think that Ms. Perez is well-qualified to serve on our Board.

Evan J. Silverstein, Age 56*	Director since August 2006

Mr. Silverstein served as General Partner and Portfolio Manager of SILCAP LLC, a market-neutral hedge fund that principally invests in utilities and energy companies, from January 1993 until his retirement in December 2005. Previously, he served as portfolio manager specializing in utilities and energy companies and as senior equity utility analyst. Mr. Silverstein has given numerous speeches and has testified before Congress on a variety of energy-related issues. He is an audit committee financial expert. These experiences, Mr. Silverstein’s extensive industry knowledge and his success as the head of a major investment fund in the utility and merchant power sector lead us to think that he brings an important perspective to our Board.

William L. Thacker, Age 65*	Director since December 2010

Mr. Thacker served as a member of the Board of Directors of Mirant from 2006 until the completion of the Merger, when he joined the Company’s Board. Mr. Thacker is the former President, Chief Executive Officer, Chairman and Advisor to the President and Chief Executive Officer (1992-2002) of Texas Eastern Products Pipeline Company, LLC, owner and operator of petroleum product pipelines in the United States. He is also Chairman of the Board and a director of Copano Energy, LLC, a director of Kayne Anderson Energy Development Co. and The Kayne Anderson Midstream Energy Fund and was formerly a director of Pacific Energy Management, LLC. Mr. Thacker’s experience as a chief executive of a petroleum product pipeline company provides our Board with insight into the unique concerns of an energy company. His experience serving on the boards of other energy companies brings operational and corporate governance expertise to the Board.

*	As of March 21, 2011.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

RECOMMENDATION: THE BOARD AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS

The Audit Committee annually reviews the qualifications, performance and independence of our independent auditors in accordance with regulatory requirements and guidelines and evaluates whether to change our independent auditors. Based on this review, the Audit Committee decided to appoint KPMG LLP as our independent auditors to conduct our audit for 2011.

Although stockholder ratification is not required for the appointment of KPMG LLP, the Board and the Audit Committee have determined that it is a good corporate governance practice. Ratification requires the affirmative vote of a majority of the shares entitled to vote on the matter and represented in person or by proxy at the Meeting. If our stockholders do not ratify the appointment, the Audit Committee may reconsider the appointment. However, even if the appointment is ratified, the Audit Committee, in its discretion, may select different independent auditors if it subsequently determines that such a change would be in the best interest of us and our stockholders.

PROPOSALS THREE AND FOUR
THE PROTECTIVE CHARTER AMENDMENT AND THE STOCKHOLDER RIGHTS PLAN

BACKGROUND

General

Under the Internal Revenue Code of 1986, as amended (“IRC”), companies can, under certain circumstances, offset taxable income with net operating loss carry forwards and other tax attributes (“NOLs”) from losses that they incurred in previous years. Section 382 of the IRC, however, limits the amount of NOLs that can be used in any one year following an “ownership change,” as defined under Section 382. In general, an “ownership change” occurs when the amount of stock owned (or deemed to be owned under Section 382) by large stockholders increases by more than 50 percentage points over the amount of stock owned by such stockholders during the prior three year period or since the date of the most recent previous ownership change. Large stockholders are generally individuals or entities, or groups thereof, that own at least 5% of outstanding stock, as determined under Section 382. See “—Section 382 Ownership Calculations” below.

Historically, both RRI Energy and Mirant have had NOLs that, subject to the provisions of the IRC, could be used to offset taxable income. One of our key business objectives is to maximize the use of the NOLs. To the extent that we are able to avoid annual use limitations, the NOLs may be used in part or in full to offset our taxable income in any taxable year up to the date of their expiration. However, if we experience an “ownership change” with respect to this portion of the NOLs prior to their expiration, an annual use limitation will apply to any remaining unused part of this portion of the NOLs subsequent to such change. Such annual use limitation could materially restrict the amount of these NOLs that can be used to offset our taxable income and may result in our paying greater amounts of federal income tax than we would have if no such change had taken place. To the extent that we are unable to offset taxable income with NOLs, we would have less cash available for other corporate purposes.

Following completion of the Merger between Mirant and RRI Energy, the companies became members of the same consolidated federal income tax group. Pursuant to the limitation contained in Section 382, our ability to offset Mirant’s pre-Merger NOLs against the post-merger taxable income of the consolidated group will be substantially limited as a result of the ownership change of Mirant that occurred in connection with the Merger. In the case of RRI Energy’s pre-Merger NOLs, however, we have determined that, based on guidance received from the Internal Revenue Service (“IRS”), because of the overlapping stock ownership of Mirant and RRI Energy at the time of the Merger, RRI Energy did not experience an ownership change in connection with the Merger. Accordingly, RRI Energy’s pre-Merger NOLs may be available to GenOn Energy in the future. At December 31, 2010, these pre-Merger RRI Energy NOLs were approximately $1.3 billion.

Calculating whether an “ownership change” has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as the limited knowledge and timeliness of the information that a publicly traded company can have about the ownership of and transactions in its securities. We and our advisors have analyzed the information available, along with various scenarios of possible future changes of ownership. In light of this analysis, we concluded that we are subject to the risk that future transactions involving our stock could result in an “ownership change” that would subject those RRI Energy NOLs to significant limitations. See “—Section 382 Ownership Calculations” below.

Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that we would ultimately be able to use to reduce our income tax liability. Nevertheless, we believe that our NOLs are a very valuable asset and our Board believes it is in our best interests to take measures to preserve them. Our Board believes that the most effective way to preserve the benefit of our NOLs is to adopt both the Protective Charter Amendment and the Stockholder Rights Plan. The Protective Charter Amendment, which is designed to block transfers of our common stock that could result in an ownership change, is described below under Proposal Three, and its full terms can be found in the accompanying Annex A. The Stockholder Rights Plan, which is designed to deter transfers of our common stock that could result in an ownership change, is described below under Proposal Four, and its full terms can be found in the accompanying Annex B.

The Board unanimously approved both measures, but the Protective Charter Amendment requires stockholder adoption to be put into effect, and the Stockholder Rights Plan requires stockholder approval to remain effective after the Meeting. Before voting on the proposals, the Board urges stockholders to carefully read (i) each proposal, (ii) the full terms of both the Protective Charter Amendment and the Stockholder Rights Plan and (iii) the matters discussed below under the heading “—Certain Considerations Related to the Protective Charter Amendment and the Stockholder Rights Plan.”

Stockholders should be aware that neither measure offers a complete solution and an ownership change may occur even if the Protective Charter Amendment is adopted and the Stockholder Rights Plan is approved. There are potential limitations on the enforceability of the Protective Charter Amendment against stockholders who do not vote to adopt it that may allow an ownership change to occur, and the Stockholder Rights Plan may deter, but ultimately cannot block, transfers of our common stock that might result in an ownership change. See “—Certain Considerations Related to the Protective Charter Amendment and the Stockholder Rights Plan” below. The potential limitations of these measures are described in more detail below. Because of their individual limitations, the Board believes that both measures are needed and that they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs. Accordingly, the Board strongly recommends that stockholders adopt the Protective Charter Amendment and approve the Stockholder Rights Plan.

Section 382 Ownership Calculations

As discussed above, an “ownership change” can occur through one or more acquisitions or dispositions (including normal market trading) if the result of such acquisitions is that the percentage of our outstanding stock held by stockholders or groups of stockholders owning at least 5% our stock, as determined under Section 382 of the IRC, is more than 50 percentage points higher than the lowest percentage of our outstanding stock owned by such stockholders or groups within the prior three-year period. The amount of the change in the percentage of stock ownership (measured as a percentage of the value of our outstanding shares rather than voting power) of each stockholder is computed separately, and each such increase is then added together with any other such increases to determine whether an “ownership change” has occurred.

For example, if a single investor acquired 50.1% of our stock in a three-year period, an “ownership change” would be deemed to occur. Similarly, if ten unrelated persons, none of whom owned our stock, each acquired slightly over 5% of our stock within a three-year period (so that such persons owned, in the aggregate, more than 50%), an “ownership change” would be deemed to occur.

In determining whether an “ownership change” has occurred, the rules of Section 382 of the IRC are very complex, and are beyond the scope of this summary discussion. Some of the factors that must be considered in making a Section 382 “ownership change” calculation include the following:

•	All holders who each own less than 5% of a company’s stock are generally treated as a single public group. Transactions in the public markets among stockholders who are not “5% stockholders” are generally excluded from the calculation.

•	There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as “5% stockholders.” Ownership of stock is generally attributed to its ultimate economic beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

•	The redemption or buyback of shares by an issuer may increase the ownership of any “5% stockholders” (including groups of stockholders who are not themselves “5% stockholders”) and can contribute to an “ownership change.” In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a “5% stockholder,” resulting in a 5 percentage point (or more) change in ownership.

•	The determination of a particular stockholder’s ownership level may be affected by certain constructive ownership rules, which generally attribute ownership of stock by estates, trusts, corporation, partnerships or other entities to the ultimate indirect individual owner of the shares, or to related individuals.

•	A stockholder’s acquisition of a very small number of shares can cause such holder to become a “5% stockholder” and result in a 5 percentage point (or more) ownership shift.

PROPOSAL THREE

RECOMMENDATION: OUR BOARD RECOMMENDS THAT YOU VOTE FOR
ADOPTION OF THE PROTECTIVE CHARTER AMENDMENT

For the reasons discussed above under “—Background,” the Board recommends that stockholders adopt the Protective Charter Amendment. The Protective Charter Amendment is designed to prevent certain transfers of our common stock that could result in an ownership change under Section 382 of the IRC and, therefore, significantly inhibit our ability to use our NOLs to reduce our future income tax liability. The Board believes it is in our and our stockholders’ best interests to adopt the Protective Charter Amendment to help avoid this result.

The purpose of the Protective Charter Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our stock. In addition, the Protective Charter Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. In order to implement these transfer restrictions, the Protective Charter Amendment must be adopted. The Board has adopted resolutions approving and declaring the advisability of amending the Third Restated Certificate of Incorporation as described below and as provided in the accompanying Annex A, subject to stockholder adoption.

Description of Protective Charter Amendment

The following description of the Protective Charter Amendment is qualified in its entirety by reference to the full text of the Protective Charter Amendment, which is contained in a proposed new Article Twelve of our Third Restated Certificate of Incorporation and can be found in the accompanying Annex A. Please read the Protective Charter Amendment in its entirety as the discussion below is only a summary.

Restricted Transfers.  The Protective Charter Amendment generally will restrict any direct or indirect transfer (such as transfers of our stock that result from the transfer of interests in other entities that own our stock) if the effect would be to:

•	increase the direct or indirect ownership of our stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our common stock, as determined under Section 382 of the IRC; or

•	increase the percentage of our common stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our common stock, as determined under Section 382 of the IRC.

“Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would exceed the 4.99% thresholds discussed above, or to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated common stock ownership rules prescribed by the IRC (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.99% stockholder under the Protective Charter Amendment. A transfer from one member of a “public group” (as determined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to our actual knowledge of the ownership of our common stock. The Protective Charter Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our common stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions of any prohibited acquisitions) of our common stock because of a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382 of the IRC) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Restricted Transfers.  Upon adoption of the Protective Charter Amendment, any direct or indirect transfer attempted in violation of the Protective Charter Amendment would be void as of the date of the restricted transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Charter Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or in the case of options, receiving our common stock in respect of their exercise. In this proxy statement, our common stock purportedly acquired in violation of the Protective Charter Amendment is referred to as “excess stock.”

In addition to a restricted transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Charter Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the restricted transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent, except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares.

To the extent permitted by law, any stockholder who knowingly violates the Protective Charter Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any restricted transfer that does not involve a transfer of our “securities” within the meaning of the Delaware General Corporation Law but that does involve a transfer for purposes of Section 382 of the IRC, such as an indirect transfer of our securities, the following procedure will apply in lieu of those described above: In such case, such stockholder and/or any person whose ownership of our securities is attributed to such stockholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such holder not to be in violation of the Protective Charter Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the restricted transfer.

Public Groups.  In order to facilitate sales by stockholders into the market, the Protective Charter Amendment permits otherwise restricted transfers of our common stock where the transferee is a public group. These permitted transfers include transfers to new public groups that would be created by the transfer and would be treated as a 4.99% stockholder.

Waiver.  In addition, the Board will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If the Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. The Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Charter Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by the Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382 of the IRC. If the Board decides to grant a waiver, it may impose conditions on the acquirer or selling party.

Implementation and Expiration of the Protective Charter Amendment

If our stockholders adopt the Protective Charter Amendment, we intend to promptly file the Protective Charter Amendment with the Secretary of State of the State of Delaware, whereupon the Protective Charter Amendment will become effective. We intend to immediately thereafter enforce the restrictions in the Protective Charter Amendment to preserve our NOLs. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form, and will include a legend reflecting the transfer restrictions included in the Protective Charter Amendment on any newly issued or transferred certificated shares. We also intend to disclose such restrictions to the public generally.

The Protective Charter Amendment would expire on the earliest of (i) the close of business on May 3, 2014, (ii) the date on which the Board determines that the Protective Charter Amendment is no longer necessary or desirable for the preservation of our NOLs or other tax benefits because of the repeal of Section 382 of the IRC or any successor statute, (iii) the date on which the Board determines that none of our NOLs or other tax benefits may be carried forward, and (iv) such date as the Board otherwise determines that the Protective Charter Amendment is no longer necessary or desirable.

PROPOSAL FOUR

RECOMMENDATION: OUR BOARD RECOMMENDS THAT YOU VOTE FOR
APPROVAL OF THE STOCKHOLDER RIGHTS PLAN

On November 23, 2010, the Company entered into an amendment to the Rights Agreement, dated as of January 15, 2001, among RRI Energy and JPMorgan Chase Bank, N.A., successor to The Chase Manhattan Bank and resigning as rights agent pursuant to the amendment, and Computershare Trust Company, N.A., as successor rights agent (as amended, the “Stockholder Rights Plan”). The amendment to the Stockholder Rights Plan was approved in an effort to preserve certain of our NOLs from the substantial limitations contained in Section 382 of the IRC. Subject to certain limited exceptions, the Stockholder Rights Plan is designed to deter any person from buying our common stock (or any interest in our common stock) if the acquisition would result in a stockholder or several stockholders acting in concert owning 4.99% or more of our then-outstanding common stock. If not approved by our stockholders, the rights issued under the Stockholder Rights Plan will expire on the Meeting date.

The Stockholder Rights Plan is intended to protect stockholder value by attempting to preserve our ability to use our NOLs to offset our future income tax liability. Because of the limitations of the Protective Charter Amendment in preventing transfers of our common stock that may result in an ownership change, as further described above under Proposal Three, the Board believes that continuation of the Stockholder Rights Plan is in our and our stockholders’ best interests.

Description of Stockholder Rights Plan

The following description of the Stockholder Rights Plan is qualified in its entirety by reference to the text of the Stockholder Rights Plan, which is attached to this proxy statement as Annex B. All capitalized terms not otherwise defined herein have a definition set forth in the Stockholders Rights Plan. We urge you to read carefully the Stockholder Rights Plan in its entirety as the following discussion is only a summary of its material terms.

The Rights; Exercisability.  Since January 15, 2001, each then outstanding share of common stock of the Company and each subsequently issued share of common stock of the Company, has entitled the holder of such common stock to the right, at any time after a “Distribution Date,” to purchase, for an exercise price of $150, one one-thousandth of a share of Series A Preferred Stock of the Company upon the terms and subject to the conditions set forth in the Stockholder Rights Plan.

A “Distribution Date” will occur, subject to certain exceptions, on the earlier of: (i) ten days following a public announcement that a Person or group of Affiliated or Associated persons, who we refer to collectively as an “Acquiring Person,” has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the outstanding shares of our common stock; or (ii) ten business days following the start of a tender offer or exchange offer that would result in a Person becoming an Acquiring Person.

If a Distribution Date occurs, the Rights Agent will mail certificates representing the rights to holders of record of common stock as of the close of business on the Distribution Date, which shall reflect the exercise price relevant to the rights. From that date on, only separate rights certificates will represent the rights.

Definition of “Acquiring Person” and “Beneficial Owner.” Under the Stockholder Rights Plan, an “Acquiring Person” means any Person who or which is the Beneficial Owner of 4.99% or more of the common stock of the Company then outstanding, subject to certain exceptions. “Beneficial Ownership” under the Stockholder Rights Plan is determined by the definition of that term under Section 382 of the IRC, which differs from the definition of that term under the federal securities laws. As used in the Rights Agreement, certain institutional holders, such as mutual fund companies that hold common stock of the Company on behalf of several individual mutual funds where no single fund owns 4.99% or more of our common stock, are not covered by the definition of “Beneficial Owners.”

Inadvertent acquisitions of our common stock will not result in a Person becoming an Acquiring Person, provided that the acquisition does not result in the loss or impairment of Tax Benefits and the Person promptly divests itself of sufficient common stock. Further, a Person will not be an Acquiring Person as a result of a transaction for which it obtained the prior written approval of the Company, or if the Board determines, in light of the intent and purposes of the Stockholder Rights Plan or other circumstances facing the Company, that such Person should not be deemed to be an Acquiring Person.

Triggering Events.

Flip-In Event; Exchange of Rights.  A “flip-in event” will occur when a person becomes an Acquiring Person other than pursuant to a Permitted Offer. A “Permitted Offer” is a tender or exchange offer for all outstanding shares of our common stock at a price and on terms that a majority of the independent directors of our Board determines to be fair to and otherwise in our best interests and the best interest of our stockholders. If a flip-in event occurs, each right, other than any right beneficially owned by an Acquiring Person, will become exercisable. On exercise of the right, in lieu of shares of Class A Preferred Stock, the holder of each exercised right will receive the number of shares of our common stock arrived at by dividing the exercise price by 50% of the Current Market Price per share of common stock.

As an alternative, at any time after the occurrence of a flip-in event and prior to a person’s becoming the Beneficial Owner of 50% or more of our outstanding common stock or the occurrence of a flip-over event, the Board may, at its option, exchange all or part of the then outstanding rights, other than any right beneficially owned by an Acquiring Person, in whole or in part, at an exchange ratio of one share of our common stock, and/or other equity securities deemed to have the same value as one share of our common stock, per right, subject to adjustment from time to time as provided in the Stockholder Rights Plan. If a person becomes an

Acquiring Person, such person may experience substantial dilution to its holdings through the exercise of rights by the holders of rights or the exchange, if elected by the Board, of rights for common stock.

Flip-Over Event.  A “flip-over event” will occur when, at any time from and after the time a person becomes an Acquiring Person: (i) we are acquired or we acquire another person in a merger or other business combination transaction, other than specified mergers that follow a Permitted Offer; or (ii) 50% or more of our assets, cash flow or earning power is sold, leased or transferred. If a flip-over event that is not in connection with a Permitted Offer occurs, each holder of a right, other than any right beneficially owned by an Acquiring Person, will thereafter have the right to receive on exercise of the right, in lieu of shares of Series A Preferred Stock or common stock of the Company, a number of shares of common stock of the acquiring company arrived at by dividing the exercise price by 50% of the Current Market Price per share of common stock of the acquiring party.

When a flip-in event or a flip-over event occurs, all rights that then are, or, under the circumstances the Stockholder Rights Plan specifies previously were, beneficially owned by an Acquiring Person will become null and void in the circumstances the Stockholder Rights Plan specifies.

Anti-Dilution Provisions.  The number of rights associated with a share of outstanding common stock, the number of fractional shares of Series A preferred stock issuable upon exercise of a right and the exercise price of the right are subject to adjustment in the event of a stock dividend on, or a subdivision, combination or reclassification of, our common stock occurring prior to the Distribution Date. The exercise price of the rights and the number of fractional shares of Series A preferred stock or other securities or property issuable on exercise of the rights are subject to adjustment from time to time to prevent dilution in the event of certain specified transactions affecting the Series A preferred stock. With some exceptions, we will not be required to adjust the exercise price of the rights until cumulative adjustments amount to at least 1% of the exercise price.

Redemption of Rights.  At any time prior to the time a person becomes an Acquiring Person, we may redeem the rights in whole, but not in part, at the Redemption Price (which is currently $.005 per right and subject to adjustment), payable, at our option, in cash, shares of common stock or such other consideration as our Board may determine. Upon such redemption, the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

Substitution.  If we have an insufficient number of authorized but unissued shares of common stock available to permit an exercise or exchange of rights upon the occurrence of a flip-in event, we may substitute other specified types of property for common stock so long as the total value received by the holder of the rights is equivalent to the value of the common stock that the stockholder would otherwise have received. We may substitute cash, property, equity securities or debt, reduce the exercise price of the rights or use any combination of the foregoing.

No Rights as a Stockholder; Taxes.  Until a right is exercised, a holder of rights will have no rights to vote or receive dividends or any other rights as a stockholder of our common stock. Stockholders may, depending upon the circumstances, recognize taxable income in the event that the rights become exercisable for our common stock, or other consideration, or for the common stock of an acquiring company or are exchanged as described above.

Amendment of Terms of Rights.  Our Board may amend any of the provisions of the Stockholder Rights Plan, other than certain specified provisions relating to the principal economic terms of the rights and the expiration date of the rights, at any time prior to the time a person becomes an Acquiring Person. Thereafter, our Board may only amend the Stockholder Rights Plan in order to cure any ambiguity, defect or inconsistency or to make changes that do not materially and adversely affect the interests of holders of the rights, excluding the interests of any Acquiring Person.

Expiration of the Rights.  The rights will expire on the earliest of: (i) the close of business on November 23, 2013, (ii) the adjournment of the Meeting, if the stockholders have not approved the Stockholder Rights Plan, (iii) the repeal of Section 382 of the IRC or any successor statute if the Board determines that the Stockholder Rights Plan is no longer necessary for the preservation of NOLs or other tax benefits, (iv) the date on which the Board determines that no NOLs or other tax benefits may be carried forward, and (v) the time at which the rights are redeemed or exchanged by the Company, or expire following certain transactions with persons who have acquired our common stock pursuant to a Permitted Offer.

CERTAIN CONSIDERATIONS RELATED TO THE PROTECTIVE CHARTER AMENDMENT AND THE STOCKHOLDER RIGHTS PLAN

The Board believes that attempting to protect the tax benefits of our NOLs as described above under “Background to Proposals Three and Four” is in our and our stockholders’ best interests; however, we cannot eliminate the possibility that an ownership change will occur even if the Protective Charter Amendment is adopted and the Stockholder Rights Plan is approved. Please consider the items discussed below in voting on Proposals Three and Four.

The IRS could challenge the amount of our NOLs or claim we have already experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to offset our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we have already experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Charter Amendment and the Stockholder Rights Plan are in place.

Continued Risk of Ownership Change

Although the Protective Charter Amendment and the Stockholder Rights Plan are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Charter Amendment’s restrictions on acquisition of our common stock will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds.

In addition, neither the Protective Charter Amendment nor the Stockholder Rights Plan would protect our NOLs from an “ownership change” that may have occurred prior to their respective dates of implementation and which we are not aware.

Potential Effects on Liquidity

The Protective Charter Amendment will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations for up to three years from the date of adoption of the Protective Charter Amendment. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such common stock. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Protective Charter Amendment upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the restricted levels.

Potential Impact on Value

If the Protective Charter Amendment is adopted, the Board intends to disclose such restrictions to persons holding our common stock in uncertificated form and to include a legend reflecting the transfer restrictions on certificates representing newly issued or transferred shares. We also intend to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 4.99% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not be able to purchase our common stock, the Protective Charter Amendment could depress the value of our common stock. The Stockholder Rights Plan could have a similar effect if investors object to holding our common stock subject to the terms of the Stockholder Rights Plan.

Anti-Takeover Impact

The reason the Board adopted the Protective Charter Amendment and the Stockholder Rights Plan is to preserve the long-term value of our NOLs. Each of these measures, however, could be perceived to have an anti-takeover effect because, among other things, they will affect the ability of a person, entity or group to accumulate more than 4.99% of our common stock without the approval of the Board. Accordingly, if Proposals 3 and/or 4 are approved, the overall effect may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The Protective Charter Amendment and the Stockholder Rights Plan proposals are not part of a plan by us to adopt a series of anti-takeover measures, and we are not presently aware of any potential takeover transaction.

Effect of the Protective Charter Amendment on your ability to transfer our common stock

If you already own more than 4.99% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our common stock or create a new holder of 4.99% or more of our common stock. You will also be able to transfer your shares of our common stock through open-market sales to a public group, including a new public group. Shares acquired in any such transaction will be subject to the Protective Charter Amendment’s transfer restrictions.

If you own less than 4.99% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our common stock.

Effect of the Protective Charter Amendment under Delaware Law

Delaware law provides that transfer restrictions of the Protective Charter Amendment will be effective as to (i) shares issued prior to the adoption of the restrictions if holders of the shares voted in favor of the restriction and (ii) shares held by purported transferees of such shares if (A) the transfer restrictions are conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Charter Amendment to be issued with the relevant transfer restrictions conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restrictions in the Protective Charter Amendment. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Charter Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Charter Amendment that are proposed to be transferred were voted in favor of the Protective Charter Amendment, unless the contrary is established. We may also assert that a stockholder has waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Charter Amendment, unless such stockholder establishes that it did not vote in favor of the Protective Charter Amendment. Nonetheless, a court could find that the Protective Charter Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

PROPOSAL FIVE
ADVISORY (NON-BINDING) VOTE APPROVING COMPENSATION OF
NAMED EXECUTIVE OFFICERS

RECOMMENDATION: THE BOARD RECOMMENDS A VOTE FOR
THE SAY ON PAY PROPOSAL

The SEC recently adopted rules to implement the provisions of Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which was enacted in July 2010 (the “Dodd-Frank Act”), and entitles the stockholders of the Company to an advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section and accompanying compensation tables contained in this proxy statement. Our executive compensation program is designed to prudently use our resources while meeting the following objectives:

•	Securing Talent: attract and retain the talent that we feel is required to successfully execute our business strategy;

•	Alignment: align the interests of our executives with the interests of our stockholders; and

•	Pay for Performance: provide a strong incentive to our executives to achieve their potential and our goals and long-term success; and reinforce expectations of leadership and achievement, consistent with our values and our mission to create value for our owners through the generation and marketing of electricity in a safe, reliable and environmentally responsible manner.

The Compensation Committee regularly reviews the compensation program for our named executive officers and believes that the program is well tailored to achieve these objectives. Recent examples of actions related to executive compensation include:

Securing Talent:

•	Given the unusual circumstances in 2009, including the review of strategic alternatives, the sale of our retail business and the volatility and decline in our stock price, the Compensation Committee opted in 2009 to focus the long-term incentive awards on retention and include only time-based award vehicles, rather than performance-based award vehicles.

•	In 2010, the Compensation Committee adopted updated stock ownership guidelines based on a multiple of each executive’s annual base salary.

•	In 2010, the Compensation Committee reviewed change in control triggering events and, based on that review, Mr. Jacobs agreed that acceptance of his ongoing position with the Company upon completion of the merger would not constitute a triggering event under his change in control agreement.

Alignment:

•	In 2009, following the sale of our retail business, the Compensation Committee re-evaluated the Company’s peer companies to ensure appropriate alignment with the nature of our business.

•	In 2010, in connection with the merger, the Compensation Committee amended the terms of RRI Energy’s stock options so that they would vest and remain outstanding rather than settle in cash upon completion of the merger. Similarly, the Compensation Committee amended the terms of some of RRI Energy’s restricted stock units so that they would settle in stock rather than in cash upon completion of the merger.

•	In 2010, golden parachute tax gross ups for Messrs. Muller, Jacobs and Jines were eliminated.

•	Effective January 1, 2011, the Compensation Committee eliminated the financial planning and estate planning perquisite previously available to executives.

Pay for Performance:

•	The Compensation Committee made no increases in 2009 base pay in light of the Company’s performance in 2008 being below expectations, the economic climate and trends relative to base pay.

•	In 2009, the Compensation Committee, in its discretion, elected not to approve 2008 annual incentive award payouts for the Chief Executive Officer, Chief Financial Officer or Chief Operating Officer, even though the applicable performance metrics were satisfied.

•	Following the sale of the Company’s retail business in 2009, the Compensation Committee approved revised annual incentive award metrics that emphasized performance, efficiency and effectiveness, the factors that we believe are important in driving our success and that we can control despite the cyclical nature of our business and the economy.

•	Following entry into the merger agreement in 2010, the Compensation Committee added to the performance, efficiency and effectiveness metrics an annual incentive award metric related to the timely consummation of the merger.

•	In early 2010, the Compensation Committee approved a return to a long-term incentive award structure that included a performance-based award vehicle that paid out based on the level of our three-year average total stockholder return relative to the composite average of our peer group.

Please read the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement and the accompanying Summary Compensation Table and related footnotes for additional details about our executive compensation program, including information about the 2010 compensation of our named executive officers and anticipated changes to the 2011 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the stockholders of GenOn Energy, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosures.”

This vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. The vote will not be construed to create or imply any change to the fiduciary duties of Board, or to create or imply any additional fiduciary duties for the Board. However, our Board and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions.

PROPOSAL SIX
ADVISORY (NON-BINDING) VOTE DETERMINING THE FREQUENCY OF
ADVISORY VOTES ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

RECOMMENDATION: THE BOARD RECOMMENDS A VOTE FOR
HAVING AN ADVISORY VOTE ON SAY ON PAY ONCE EVERY YEAR

The new proxy disclosure rules adopted by the SEC to implement the Dodd-Frank Act enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting on this Proposal Six, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every year, two years, or three years.

Our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for GenOn, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years or you may abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the stockholders of GenOn Energy, Inc. determine, on an advisory basis, that the frequency with which the stockholders of the Company shall have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement is:

Choice 1—every year;
Choice 2—every two years;
Choice 3—every three years; or
Choice 4—abstain from voting.”

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board or the Company, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

PROPOSAL SEVEN
STOCKHOLDER PROPOSAL

RECOMMENDATION: THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THE STOCKHOLDER PROPOSAL FOR THE REASONS STATED BELOW UNDER THE BOARD’S STATEMENT IN OPPOSITION OF THE PROPOSAL

We expect the following proposal to be presented by the Office of the Comptroller of New York City at the Meeting. Following SEC rules, we are reprinting the proposal and supporting statement as they were submitted to us. We take no responsibility for them. On written request to the Corporate Secretary at the address listed under the “Dates for Submission of Stockholder Proposals & Nominations for 2012 Annual Meeting” section of this proxy statement or oral request to the Corporate Secretary, we will provide the New York City Comptroller’s address and number of shares it beneficially owns.

STOCKHOLDER PROPOSAL

GHG GOALS

WHEREAS:

In October 2006, a report authored by former chief economist of the World Bank, Sir Nicolas Stern, estimated that climate change will cost between 5% and 20% of global domestic product if greenhouse gas (GHG) emissions are not reduced, and that GHG’s can be reduced at a cost of approximately 1% of global GDP per year.

In October 2009, a National Academy of Sciences report stated that the burning of coal to generate electricity in the U.S. causes about $62 billion a year in “hidden costs” for environmental damage, not including the costs for damage associated with GHG emissions. According to the U.S. EPA, monetized costs and benefits of complying with the Clean Air Act and its amendments total over $700 billion and $23 trillion, respectively.

The electric generating industry accounts for more carbon dioxide emissions than any other sector, including the transportation and industrial sectors. U.S. fossil fueled power plants account for nearly 40% of domestic and 10% of global carbon dioxide emissions.

In spring 2010 the Environmental Protection Agency took steps to implement Clean Air Act requirements for large new or modified stationary sources, including power plants, to obtain permits that include greenhouse-gas emission limitations. These requirements are scheduled to take effect in the first half of 2011.

In July 2010, the EPA issued its draft Transport Rule and is expected to issue its Air Toxics Rule in March of 2011. These rules will set significantly more stringent limits on emissions of sulfur dioxide, nitrogen oxide, mercury and acid gases from power plants. Bernstein Research estimates that by 2015, when both rules take effect, 15% of coal fired power plants will be unable to meet these regulations and will be retired, and numerous others will require substantial investments to achieve compliance.

Many utilities, including Xcel Energy, Calpine Corporation, and Progress Energy are planning to replace some of their coal-fired power plants, having determined that alternative such as natural gas, efficiency and renewable energy are more cost-effective than retrofitting the coal plants to comply with anticipated standards.

The Tennessee Valley Authority (TVA) has announced plans to, over the next five years, idle 1000 MW of coal generating capacity and add 1000 MW of gas and 1140 MW of nuclear generating capacity along with 1900 MW of energy efficiency and distributed renewable resources.

Some of RRI Energy, Inc.’s electric industry peers that have set absolute GHG emissions reduction targets include American Electric Power, Entergy, Duke Energy, Exelon, National Grid and Consolidated Edison. Others have set GHG intensity targets, including CMS Energy, PSEG, NiSource and Pinnacle West.

RESOLVED:

Shareholders request that the Company adopt quantitative goals for the reduction of greenhouse gas and other air emissions in anticipation of emerging EPA regulations; and that the Company report to shareholders by September 30, 2011, on its plans to achieve this goal, including plans to retrofit or retire its existing coal plants. Such a report may omit proprietary information and be prepared at reasonable cost.

BOARD’S STATEMENT IN OPPOSITION OF THE STOCKHOLDER PROPOSAL

The Board recommends a vote AGAINST this Proposal Seven. The stockholders are correct that we are in the midst of regulatory and legislative developments with respect to the emerging area of climate change and various air emissions. The substantial uncertainties as to what the Congress, the U.S. Environmental Protection Agency (“EPA”), the state and local jurisdictions and the courts will require is why we need to maintain flexibility with respect to our strategies. Until we know what the substantive and procedural requirements are, when these requirements will take effect, and how the market will react to the requirements, it would be premature and unwise to adopt quantitative goals for the reduction of greenhouse gas or carbon dioxide (“GHG”) or other air emissions. Any commitments made by the Company regarding such goals would likely result in the Company making imprudent decisions that would be unnecessary or wasteful should EPA adopt requirements that are either more or less stringent than anticipated. We refer to our most recently filed Annual Report on Form 10-K and our other SEC filings for a discussion of existing and proposed environmental regulation of our business and our efforts to reduce the environmental impact of our operations.

Pending Regulations.  There are several regulatory efforts at different stages in the regulatory and judicial processes that, if finalized, would impose additional regulation on our air emissions, water use and discharge and ash handling. With respect to GHG, and as noted in the stockholder’s proposal, current EPA regulations require industry participants to consider, on a case-by-case basis, “best achievable control technology” for GHG emissions in connection with the construction of new power generating facilities or significant modifications of existing facilities. It should be noted that these regulations, which are subject to pending legal challenge in the U.S. federal court of appeals, do not impose any requirements on existing facilities that are not significantly modified. In addition, the EPA has recently announced that it intends to propose “new source performance standards” (for new and existing electrical generating units) with respect to

GHG emissions in 2011 and to finalize such regulations by 2012. The ultimate implementation, and timing, of these regulations will be determined by the ability of the EPA to maintain its announced schedule for publishing these regulations, the impact of any superseding legislative activity and the impact of any judicial challenges to the regulation.

The cumulative effect on our business of these unresolved regulatory efforts is uncertain. The content and timing of any final regulations will have important impacts on wholesale power prices and emission allowance prices, as well as the cost of controls. As an operator of capital intensive infrastructure in competitive markets, it would be imprudent to assume particular regulatory outcomes. With greater regulatory clarity, we may choose to retire certain of our units rather than install additional controls. Implementation of a GHG cap-and-trade program in addition to other emission control requirements could increase the likelihood of coal-fired generating facility retirements.

Environmental Responsibility.  One of our principal responsibilities is to provide reliable and competitive electricity. In doing so, we recognize the importance of minimizing environmental impact. For example, we:

•	expect to invest, including amounts already invested to date, $1.674 billion on emissions reduction controls to comply with the Maryland Healthy Air Act, including controls, completed in 2009, capable of reducing emissions of SO2, NOx and mercury by approximately 98%, 90% and 80%, respectively, for three of our largest coal-fired units in Maryland;

•	completed the installation of scrubbers at our Keystone and Cheswick coal-fired units for an investment of $418 million; these controls are capable of reducing emissions of SO2 and mercury by approximately 98% and 80%, respectively at these significant coal-fired units; these units had previously been retrofitted with selective catalytic reduction emission controls to reduce NOx emissions;

•	participate in the Regional Greenhouse Gas Initiative, a multi-state effort in the Northeast and the Mid-Atlantic, which calls for the stabilization of GHG emissions at current levels from 2009 through 2014, followed by a 2.5% reduction each year from 2015 through 2018; and

•	recently announced our Marsh Landing Project in California, which will consist of new, efficient peaking units designed in part to dovetail with the episodic nature of producing electricity with renewables. After the Marsh Landing facility is complete, we expect to retire (subject to any regulatory approvals) the Contra Costa generation facility adjacent to the Marsh Landing facility.

Although there is no existing, cost-effective technology to reduce emissions of GHG from generation facilities fueled by coal, oil or gas,we are exploring ways to mitigate emissions by, among other things, maintaining the efficiency of our plants, recycling operational byproducts like gypsum and ash and seeking offsets. We think that we have taken a reasonable and practical approach to manage GHG and other air emissions and have estimated and disclosed our existing and future GHG emissions and described our emissions reduction efforts in our SEC filings. We think our approach adequately prepares us to react to any legislative or regulatory reduction targets. As stated above, we think that the request that we adopt quantitative goals for reducing GHG and other air emissions in advance of such mandates would unnecessarily and imprudently limit our current and future operations.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executives

The following table shows the number of shares of our common stock beneficially owned as of March 11, 2011 by each director, the executives and the former executives named in the “Summary Compensation Table” and all directors, executives and former executives named in the “Summary Compensation Table” as a group. Each person listed below has sole voting and dispositive rights (or shares such rights with his or her spouse). None of these shares are pledged as security.

Amount and Nature of
Beneficial Ownership
(1)(2)*
Name of Beneficial Owner

E. William Barnett	170,745
David Brast(3)	284,124
Terry G. Dallas	88,719
Rick Dobson(3)	355,612
David S. Freysinger	109,029
D. Rogers Herndon(3)	281,187
J. William Holden III	473,316
Mark Jacobs	2,876,818
Michael Jines	496,612
Thomas H. Johnson	83,048
Thomas C. Livengood	291,944
Steven Miller	153,710
Edward R. Muller	5,316,360
Robert C. Murray	85,883
Laree E. Perez	70,612
Evan J. Silverstein	83,718
William L. Thacker	83,049
All directors and executives as a group (19 individuals)	11,717,422 (4)

*	Unless otherwise indicated, the number of shares beneficially owned represents less than 1% of our outstanding common stock as of March 11, 2011.

(1)	Includes the number of outstanding stock options that the directors, executives or former executives held as follows: Mr. Barnett—15,000; Mr. Brast—222,433; Mr. Dallas—34,083; Mr. Dobson—257,634; Mr. Freysinger—76,041; Mr. Herndon—133,838; Mr. Holden—301,837; Mr. Jacobs—1,741,136; Mr. Jines—389,896; Mr. Johnson—34,083; Mr. Livengood—222,914; Mr. Miller—10,000; Mr. Muller—4,125,788; Mr. Murray—34,083; Ms. Perez—15,000; Mr. Thacker—34,083 and all directors and executives as a group—7,925,969.

(2)	Includes shares allocated to executives under the GenOn Energy Savings Plan as follows: Mr. Freysinger—715; Mr. Jacobs—537; Mr. Jines—776; Mr. Livengood—254 and all executives as a group—2,282.

(3)	Messrs. Brast, Dobson and Herndon departed the Company in December 2010. Information regarding their beneficial ownership is based on Company records regarding employee awards and information supplied by the former executives.

(4)	The number of shares beneficially owned by all directors and executives as a group represents approximately 1.5% of our outstanding common stock as of March 11, 2011.

Principal Stockholders

The following table sets forth information about persons whom we know to be the beneficial owners of more than 5% of our issued and outstanding common stock based solely on our review of the Schedule 13G or Schedule 13D Statement of Beneficial Ownership filed by these persons with the SEC as of the date of such filing:

Name and Address	Amount and Nature of	Percent	Date
of Beneficial Owner	Beneficial Ownership	of Class	of Filing

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	46,189,782	6.0%	02/04/2011
Orbis Investment Management Limited Orbis Asset Management Limited 34 Bermudiana Road Hamilton HM 11, Bermuda	50,320,162	6.6	01/11/2011
Owl Creek I, L.P. Owl Creek II, L.P. Owl Creek Advisors, LLC Owl Creek Asset Management, L.P. Jeffrey A. Altman 640 Fifth Avenue, 20th Floor New York, NY 10019	40,972,173	5.3	02/14/2011
Paulson & Co. Inc. 1251 Avenue of the Americas New York, New York 10020	51,606,409	6.7	02/15/2011
T. Rowe Price Associates, Inc.(1) 100 E. Pratt Street Baltimore, Maryland 21202	64,834,829	8.4	02/09/2011

(1)	According to T. Rowe Price Associates, Inc. (Price Associates), these securities are owned by various individual and institutional investors, for whom Price Associates serves as an investment advisor. Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executives and persons who own more than 10% of our outstanding common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC. Based on our review of the reports submitted to us and representations from reporting persons that they have complied with the applicable filing requirements, we believe that during 2010, all of our directors, executives and greater than 10% stockholders complied with the reporting requirements of Section 16(a) of the Exchange Act.

EXECUTIVE OFFICERS

Our executives are elected by the Board annually to hold office until their successors are elected and qualified. The following sets forth the names, ages, titles and business experience of our current executives. Additional biographical information is available on our website at www.genon.com.

Name	Age(1)	Position and Experience

Edward R. Muller	58	Mr. Muller has served as our Chairman and Chief Executive Officer since December 2010. Mr. Muller served as Chairman, President and Chief Executive Officer of Mirant Corporation from 2005 until its merger with RRI Energy in 2010. Mr. Muller is also a director of Transocean Ltd. and was previously a director of GlobalSantaFe Corporation prior to its merger with Transocean.
Mark M. Jacobs	49	Mr. Jacobs has served as our President and Chief Operating Officer since December 2010. Prior to completion of the Merger, Mr. Jacobs served as our President and Chief Executive Officer since May 2007. He served as our Executive Vice President and Chief Financial Officer from July 2002 to May 2007. Prior to joining the Company, Mr. Jacobs was a managing director with Goldman, Sachs and Co. and had a long-standing advisory relationship with us, serving in both the Mergers and Acquisitions and Energy and Power groups.
J. William Holden, III	50	Mr. Holden has served as our Executive Vice President and Chief Financial Officer since December 2010. Prior to serving in this role, Mr. Holden served as Mirant’s Senior Vice President and Chief Financial Officer since 2009 and Senior Vice President and Treasurer from 2002 until 2009. Mr. Holden held various positions at Mirant and its predecessor and subsidiary companies since 1985.
Michael L. Jines	52	Mr. Jines has served as our Executive Vice President, General Counsel and Corporate Secretary since May 2003. In June 2009, he was appointed our Chief Compliance Officer. He served as our Senior Vice President, General Counsel and Corporate Secretary from May 2003 to June 2009. Prior to that, Mr. Jines held various positions with the Company and its predecessor and subsidiary companies since May 1982.
Anne M. Cleary	50	Ms. Cleary has served as our Senior Vice President of Asset Management since December 2010. Prior to serving in this role, she served as Mirant’s Senior Vice President, Asset Management since May 2009, Senior Vice President of Administration from August 2008 until May 2009, and Vice President and Chief Risk Officer from June 2005 to August 2008. Prior to that, Ms. Cleary held various positions at Mirant and its predecessor and subsidiary companies since 1983.

Name	Age(1)	Position and Experience

David S. Freysinger	51	Mr. Freysinger has served as our Senior Vice President of Plant Operations since December 2010. Prior to serving in this role, he served as our Senior Vice President of Generation Operations from January 2004 until December 2010.
Robert J. Gaudette	38	Mr. Gaudette has served as our Senior Vice President and Chief Commercial Officer since December 2010. Prior to serving in this role, Mr. Gaudette served as Vice President of Mirant’s Mid-Atlantic business unit since 2009. Prior to that, Mr. Gaudette held various positions with Mirant since 2001, including director of west power, director of NYMEX trading and assistant to the chief operating officer.
Thomas C. Livengood	55	Thomas C. Livengood has served as our Senior Vice President and Controller since May 2005. Prior to serving in this role, Mr. Livengood held other positions with the Company and its predecessor companies since 2001.

(1)	As of March 21, 2011.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

What compensation is covered by this Compensation Discussion and Analysis?

This Compensation Discussion and Analysis relates primarily to compensation decisions affecting the 2010 compensation of our named executive officers. We have provided some discussion of compensation decisions taken in 2011.

For purposes of this Compensation Discussion and Analysis, our named executive officers are anyone who served in 2010 as our Chief Executive Officer or Chief Financial Officer, the three other most highly compensated executives who were serving at the end of 2010, and two additional former executives who would have been among our most highly compensated executives in 2010 had they been with the Company at the end of 2010. For this purpose, compensation from Mirant before the closing of the Merger is not taken into account and is not a subject of this Compensation Discussion and Analysis. While Messrs. Muller and Holden are named executive officers (because they served as our Chief Executive Officer and Chief Financial Officer, respectively, for the period in 2010 after the Merger), no other legacy Mirant employees are named executive officers. The compensation of Messrs. Muller and Holden after the Merger was determined pursuant to the terms of their employment agreements, which are described below under “What are the terms of the employment agreements with Messrs. Muller and Holden?” Messrs. Muller and Holden are otherwise generally not a subject of this Compensation Discussion and Analysis. The subjects of this Compensation Discussion and Analysis are Mr. Jacobs (who served as our Chief Executive Officer before the Merger and our President and Chief Operating Officer thereafter), Mr. Dobson (who served as our Chief Financial Officer before the Merger), three GenOn executives who were our most highly compensated executives serving at the end of 2010 (Messrs. Jines, Freysinger and Livengood, each a legacy RRI Energy executive), and two former RRI Energy executives (Messrs. Herndon and Brast) who would otherwise have been among our most highly compensated executives in 2010 had they been with the Company at the end of 2010.

How did the Merger affect compensation decisions?

Equity Awards.

One of the effects of the Merger was that all of the equity compensation awards held by our employees (both legacy RRI Energy and legacy Mirant employees) before the Merger vested. Upon completion of the Merger, the restricted stock units settled in stock or cash and the stock options became exercisable, subject to the same terms and conditions as otherwise applied prior to the Merger. Nevertheless, these equity compensation awards no longer had any incentive or retentive effect upon closing of the Merger. Upon execution of the merger agreement, we entered into agreements with Messrs. Muller and Jacobs (in the case of Mr. Muller, as part of his employment agreement that is described more fully below) pursuant to which they were granted new equity compensation incentive awards upon completion of the Merger.

Mr. Muller.  To induce Mr. Muller to relocate his employment to Houston, to not resign for “good reason” under his prior employment agreement, and to relinquish the “golden parachute” excise tax gross-up provision included in his prior employment agreement, Mr. Muller was granted restricted stock units with a value equal to two times the sum of his annual base salary and annual target bonus. These 1,220,432 shares will vest in two equal installments on the first and second anniversaries of completion of the Merger, subject to Mr. Muller’s continued employment through the vesting date. Upon Mr. Muller’s retirement (defined as any termination on or after December 3, 2013 or such earlier date as the Board may determine) or earlier termination of his employment by us without “cause” or by him for “good reason,” all of his outstanding equity compensation will vest in full, become immediately exercisable and remain exercisable for the remaining term of the award.

Mr. Jacobs.  As an inducement for Mr. Jacobs to continue his employment with us after the Merger as our President and Chief Operating Officer, to not assert “good reason” for termination under his change in control agreement, and to relinquish his right to a “golden parachute” excise tax gross-up, Mr. Jacobs was granted restricted stock units with a value equal to two times his annual base salary and annual target bonus as in effect immediately before completion of the Merger. These 1,022,100 shares will vest in equal amounts on the first and second anniversaries of the Merger, provided that if his employment is terminated prior to the award becoming fully vested under circumstances entitling him to severance benefits under his change in control agreement, the award will vest pro rata for each month he was employed following completion of the Merger. Mr. Jacobs’ compensation was not otherwise adjusted when he became the President and Chief Operating Officer upon completion of the Merger because of the importance of his ongoing role at the Company. Mr. Jacobs’ change in control agreement is described more fully in “Potential Payments upon Termination or Change in Control.”

Cash Incentive Awards.

In addition to its effect on equity compensation, the Merger also affected the legacy RRI Energy annual incentive program (which is described more fully below). In May 2010, the Compensation Committee (the “Committee”) revised the 2010 performance metrics for executive officers under the program to include a metric related to completion of the Merger. The metric was to be considered 100% achieved if the Merger was completed during the fourth quarter of 2010 (as actually occurred) and 150% achieved if the Merger was completed during the third quarter of 2010. Achievement of this metric was given 20% weighting relative to the other performance metrics.

What are the terms of our employment agreements with Messrs. Muller and Holden?

Upon execution of our merger agreement with Mirant, Messrs. Muller and Holden entered into employment agreements with us, effective as of the completion of the Merger, as described below:

Mr. Muller

Our employment agreement with Mr. Muller provides for compensation and benefits during the three-year term of the agreement, which began upon completion of the Merger. Under the terms of the agreement, Mr. Muller’s initial base salary is $1.135 million and his target annual incentive level is 100% of his base salary with a maximum of 200% of his base salary. The agreement provides for an initial equity grant as described above and for additional annual equity grants beginning in 2011 in the Board’s discretion. The agreement also provides that Mr. Muller be provided relocation benefits in accordance with Mirant’s relocation policy for senior executives as in effect at completion of the Merger or such more favorable expense reimbursement policies as may be adopted by us from time to time. The severance benefits provided under the agreement are described in “Potential Payments upon Termination or Change in Control” below.

Mr. Holden

Under the terms of Mr. Holden’s agreement, he is entitled to a base salary of $540,000 with annual target bonus and long term incentive opportunities of no less than 75% and 185% of his base salary, respectively, and his employee benefits are to be no less favorable than those provided to similarly situated executives generally. Mr. Holden is also entitled to reimbursement of commuting, living (including temporary housing costs) and relocation expenses in connection with the relocation of his employment from Atlanta, Georgia to Houston, Texas in connection with the Merger. Mr. Holden has agreed to waive his entitlement to benefits under Mirant’s Change in Control Severance Plan (which is described below in “Potential Payments upon Termination or Change in Control”), but as an inducement for him to relocate his employment and not to resign for “good reason” under that plan, on December 3, 2012, Mr. Holden will be paid, generally subject to his continued employment, a cash retention bonus in an amount equal to the amount of severance that he would have been paid under the Change in Control Severance Plan upon a qualifying employment termination, provided that if, prior to December 3, 2012, Mr. Holden dies, terminates as a result of “disability,” is terminated without “cause,” resigns following a material breach by us of his employment agreement or terminates for any reason following a termination of Mr. Muller’s employment as our Chief Executive Officer, Mr. Holden (or his beneficiaries) will be paid the retention bonus.

What are the elements and objectives of our executive compensation program?

Our direct compensation program for executives consists of base salary, annual incentive awards and long-term incentive awards. Our executives may also be eligible for benefits under our severance plans and change-in control-agreements. See “—How were payment amounts and trigger events determined for termination and change in control?” and “Potential Payments upon Termination or Change in Control.” Using these elements, the Committee has approved a compensation program that is designed to prudently use our resources while meeting the following objectives:

•	Securing Talent: attract and retain the talent that we feel is required to successfully execute our business strategy;

•	Alignment: align the interests of our executives with the interests of our stockholders; and

•	Pay for Performance: provide a strong incentive to our executives to achieve their potential and our goals and long-term success; and reinforce expectations of leadership and achievement, consistent with our values and our mission to create value for our owners through the generation and marketing of electricity in a safe, reliable and environmentally responsible manner.

What is the role of the compensation consultant?

In 2010, the Committee retained Towers Watson & Co.  (“Towers Watson”), a nationally recognized independent compensation consultant, to provide competitive market data for base salary, target annual incentive awards and expected value of target long-term incentive awards. In conducting the competitive analysis, Towers Watson gathered information from us, public filings and appropriate survey sources. Towers Watson reported the results of the competitive analysis to the Committee but did not make recommendations. The Committee considered these data for general market movement and trends and the positioning of our executives relative to the market. See “—How are executive compensation amounts determined” for additional information

In late 2010, the Committee’s primary advisor with Towers Watson and his supporting team joined Pay Governance, LLC, an executive compensation consulting firm that specializes in advising compensation committees and boards of directors. Pay Governance is fully independent from Towers Watson and all other firms to ensure it has no conflicts of interest. The Committee retained Pay Governance to maintain the continuity of service and experience of its primary advisor and his supporting team. Following the Committee’s retention of Pay Governance in 2010, Pay Governance advised on revised stock ownership guidelines for our directors and executives. See “Corporate Governance—Stock Ownership Guidelines and Mandatory Holding Periods.” Pay Governance has also advised on the 2011 compensation elements described below under “—Why do we choose to pay each element?”

What was the role of our executives in the executive compensation process?

In setting the Chief Executive Officer’s compensation, the Committee consults with the non-management directors for their views of the Chief Executive Officer’s performance and compensation. In setting the other executives’ compensation, our Chief Executive Officer has access to the internal and external compensation information described below, and conducts each of our other executive’s annual performance review. Our Senior Vice President, Human Resources and Administration provides input and makes recommendations to our Chief Executive Officer regarding compensation philosophy and structure, the structure and design of annual incentive awards and long-term incentive awards, and our executive severance plan and change-in-control agreements. Other members of our management team may also give input or make recommendations to our Chief Executive Officer regarding these matters. Using all of that information, our Chief Executive Officer makes recommendations to the Committee regarding the compensation of our other executives. In each case, the Committee independently reviews the data, considers the Chief Executive Officer’s proposals, may request further proposals from the Chief Executive Officer, consults with its independent compensation consultant as needed, and makes its own determinations for our executives. For additional information regarding the compensation consultant’s role in the compensation process, see “—How are executive compensation amounts determined?”

How are executive compensation amounts determined?

In determining target compensation levels for each executive, the Committee considers market data, individual performance, corporate performance, compensation history, and internal equity. None of these factors are weighted, but are considered together.

Market Data

Market data is a key consideration for the Committee. The Committee reviewed and considered market data as prepared by Towers Watson for the following groups:

•	a peer group composed of six direct merchant energy peers (Allegheny Energy Inc., Calpine Corporation, Dynegy Inc., Mirant Corporation, NRG Energy, Inc. and PPL Corporation), which were selected primarily because they are engaged in the merchant energy business and are most similar to us in business operations;

•	a peer group composed of 38 commodity-based, cyclical industry companies with similar business characteristics to ours and with revenues between approximately $1 billion and $10 billion; and

•	a peer group composed of approximately 750 organizations across a broad group of industries.

Towers Watson prepared the market data on a composite basis and the Committee did not review individual company data. The two broader groups were surveyed because we do not compete exclusively within our peer group for leadership talent and they represented a talent market for non-industry specific positions. The market data for these two groups was size-adjusted to our revenue size by Towers Watson to provide appropriate comparisons. All three reference groups where available were included in the consideration of each element of 2010 compensation for each legacy RRI Energy executive.

Market data for target total direct compensation (base salary, targeted annual incentive and expected value of target long-term incentive awards) was developed at both the 50th and 75th percentiles for each reference point in order to provide a broad market view; however, the Committee did not seek to target total direct compensation at any particular level. Each executive’s position relative to the market data is reflective of his experience (both with us and with other organizations) and the other factors described below. All of the executives for which comparable market data was available were below the 75th percentile for the peer group and three were also below the 50th percentile. Four of the five executives for which comparable market data was available were below the 75th percentile for the broader general industry companies. Two of the five executives for which comparable market data was available were below the 75th percentile for the energy industry companies.

Individual Performance

The Committee also considered individual performance, including achievement of individualized goals, current and potential impact on corporate performance, reputation, skills, experience, criticality and demonstration of our values as important factors. Our values include acting with integrity, focusing on safety, working collaboratively and treating others with respect and committing to operational excellence.

Corporate Performance

Significant portions of our annual incentive awards and long-term incentive awards are tied to corporate and operational results, which must be achieved in order for any payout to be earned. See “Why do we choose to pay each element?”

Compensation History

In determining an executive’s compensation, the Committee considered the base salary and the annual incentive target and payout history of each executive. The Committee also considered each executive’s equity holdings, including the date of any grants, the types of awards (restricted stock, restricted stock units, stock options or cash-based), the vesting provisions, the expiration dates, the exercise prices, if applicable, and the number of units or shares granted. The Committee reviewed these historical awards to ensure an appropriate portion of executive compensation provides retention value, but no formula was used.

Internal Equity

Differences in levels of compensation among our executives exist because of differences in their roles and responsibilities and based on all of the factors discussed above. The Committee did not use formulas in determining compensation amounts, but was mindful of internal equity and the impact of perceived fairness related to its decisions.

How does each element and our decisions regarding that element fit into our compensation program’s objectives and affect other elements?

To achieve our compensation program’s objectives, the Committee thinks that a significant portion of executive compensation should be composed of variable, at risk elements, with the majority of these elements being based on alignment with our stockholders and achievement of our long-term success. Base salaries attract and retain the talent we need to lead our business. The Committee strives for a balanced and effective mix of elements, which are not weighted in any particular manner.

The table below sets forth the allocation range of fixed and variable compensation for our executives based on the Committee’s determinations during 2010. See “Summary Compensation Table” and “2010 Grants of Plan-Based Awards.”

	Fixed
	Percentage of	Variable
	Total	Percentage of
	Compensation	Total Compensation
		Cash	Equity/Equity-Based
	Cash	Annual Incentive	Long-Term Incentive
Executive	Base Salary	Award(1)	Awards(2)

Mark Jacobs(3)	20%	20%	60%
Rick Dobson	25	18	57
Michael Jines	30	19	51
David Freysinger	40	22	38
Thomas Livengood	45	25	31
Rogers Herndon	30	18	52
David Brast	39	22	39

(1)	Based on target levels and therefore will differ from the award amounts reported in the Summary Compensation Table.

(2)	Based on compensation values at the time the awards were made.

(3)	Excludes Mr. Jacobs’ inducement award granted in connection with the Merger. See “How did the Merger affect compensation decisions?”

Why do we choose to pay each element?

Base Salary

Base salary is paid in cash commensurate with the responsibilities of each individual’s position. The Committee annually reviews base salary and approves adjustments based on the factors discussed under “How are executive compensation amounts determined?” The Committee thinks the base salaries provide a competitive level of fixed compensation based on the individual’s experience and performance as well as the position’s market value. For 2010 base salaries, see “Summary Compensation Table.”

Annual Incentive Awards

We encourage pay for performance with annual incentive awards that are paid in cash and are tied to annual achievement of the performance metrics described below. The purpose of our annual incentive awards is to encourage superior performance on key corporate and employee metrics that we think are critical to our business. Annual incentive awards are defined as a specified target percentage of base salary. These target percentages for executives are approved by the Committee based on the market data surveys prepared by Towers Watson and internal equity. The table below reflects the percentage of 2010 base salary that the executives were eligible to receive.

	Percent of Base Salary(1)
Executive	Threshold	Target	Maximum

Mark Jacobs	20%	100%	200%
Rick Dobson	14	70	140
Michael Jines	13	65	130
David Freysinger	11	55	110
Thomas Livengood	11	55	110
Rogers Herndon	12	60	120
David Brast	11	55	110

(1)	Achievement between specified levels is pro-rated. Performance below threshold results in no payment. Performance above maximum is capped at the maximum percentage. The Committee has discretion to approve payouts for performance above or below the performance metrics in order to take into account extraordinary or unexpected market, business or individual performance events.

As a general rule, the Committee approves the structure of the annual incentive awards for the current year during the first quarter. In March 2010, the Committee approved metrics that emphasized profitability (30%), effectiveness (20%) and efficiency (20%), each of which is a factor that we think is important in driving our success and that we can control despite the cyclical nature of our business and the uncertain economy. In addition, in March 2010, the Committee approved a pilot program metric that would recognize the successful implementation of business model initiatives relating to improving profitability (30%). In May 2010, in light of the importance of the proposed Merger to the Company’s ongoing business, the Committee approved revised metrics that eliminated the pilot program metric and factored in the timely completion of the Merger. The Committee concluded that a 20% weighting for the Merger metric was appropriate and increased the weighting of the effectiveness and efficiency metrics (to 25% each). The table below reflects the initial and revised 2010 metrics.

Revised 2010 Metrics (effective May 2010)	Prior 2010 Metrics

Profitability Metric—adjusted EBITDA	Profitability Metric—adjusted EBITDA
Effectiveness Metric—total margin capture factor	Effectiveness Metric—total margin capture factor
Efficiency Metrics—total cost per MWh generation; total cost per MW	Efficiency Metrics—total cost per MWh generation; total cost per MW
Merger Metric—completion of the Merger in the third or fourth quarter of 2010	Pilot Program Metric—business model redesign initiative

The metric payout amounts and the determination of threshold, target and opportunity are based on a number of factors, including:

•	the estimated likelihood of achievement;

•	the volatility of performance, based on past history as well as projections;

•	the degree of difficulty associated with achievement;

•	the mix of controllable versus non-controllable factors impacting achievement; and

•	any other relevant data.

Generally, the target level is consistent with our annual operating plan, with threshold and opportunity levels that take into account the types of factors listed above. The weighting of the different performance metrics is recommended by management and approved by the Committee based on the assessment of the relative priorities of the specific performance metrics. In October 2010, in light of the pending Merger, which closed on December 3, 2010, the Compensation Committee determined to calculate annual incentive award results based on actual results through November 30, 2010 and adjusted the performance targets accordingly.

	Threshold	Target	Maximum	Actual	Achievement
Revised 2010 Metrics	(20%)	(100%)	(200%)	Results	of Target	Weight

Profitability Metric(1) ($ millions)	$133	$300	$467	$285	92.8%	30%
Effectiveness Metric(2)	86.9%	89.9%	92.9%	86.6%	0.0	25%
Efficiency Metrics(3) ($ per MWh)	$29	$26	$23	$31.18	0.0	12.5%
($ per MW)	$43,800	$41,500	$39,200	$43,200	40.9	12.5%
Merger Metric(4)	n/a	4Q 2010	n/a	4Q 2010	100.0	20%

Total						100%

(1)	The profitability metric (adjusted EBITDA) is considered an important financial metric for valuation of our performance and our stock. It represents earnings before interest, taxes, depreciation and amortization, adjusted for unrealized gains/losses on energy derivatives, western states litigation and similar settlements, merger-related costs, and long-lived assets impairments and debt extinguishments losses.

(2)	The effectiveness metric (total margin capture factor) measured how effective we were at operating our generating facilities to capture available gross margin. It was calculated by dividing open gross margin generated by the facilities by the total available open gross margin assuming 100% availability. Open gross margin consists of open energy gross margin and other margin. Open energy gross margin was calculated using the day-ahead and real-time market power sales prices received by the facilities less market-based delivered fuel costs. Open gross margin excludes the effects of hedges and other items and unrealized gains/losses on energy derivatives.

(3)	The efficiency metrics (total cost per MWh generation and total cost per MW) measured how efficiently we managed our facilities and operated the business. Total cost includes operation and maintenance expense (excluding the REMA lease expense and severance), general and administrative expense (excluding severance), and maintenance capital expenditures.

(4)	As established by the Committee, this metric was to be considered 100% achieved if the Merger was completed during the fourth quarter of 2010 (as actually occurred) and 150% achieved if the Merger was completed during the third quarter of 2010.

See non-equity incentive plan compensation in the “Summary Compensation Table” for valuation disclosure related to 2010 annual incentive awards for each executive.

In February 2011, the Committee approved a new short-term incentive structure and goals for 2011. Two-thirds of the payout factor will be based on achieving an adjusted EBITDA target amount, as follows: $470 million (threshold/50%); $570 million (target/100%), and $630 million (maximum/200%). For 2011, adjusted EBITDA will represent earnings before interest, taxes, depreciation and amortization, eliminating the effects of unrealized gains/losses on derivative financial instruments, items related to the Merger, as well as net lower of cost or market adjustments to our commodity inventories and certain other items. The level of adjusted EBITDA necessary to earn 50%, 100% and 200% of the target payout was set in February 2011, taking into consideration our projected adjusted EBITDA under our 2010 operating plan. The remaining one-third of the payout factor will be based on achieving the following seven operational and strategic goals and metrics:

•	achieve top quartile safety performance based on number of incidents;

•	achieve top quartile safety performance based on lost time rates;

•	achieve top quartile environmental performance based on number of incidents;

•	achieve total margin capture factor of at least 88%;

•	progress towards the successful post-merger integration of Mirant and RRI Energy’s businesses and realization of cost savings;

•	on-budget and on-schedule implementation of ash beneficiation project in Maryland; and

•	on-budget and on-schedule construction of Marsh Landing facility in California.

The payout amounts for the strategic and operational goals are as follows: 50% of target equals achievement of three goals (threshold); 100% of target equals achievement of four goals; 150% of target equals achievement of five goals; and 200% of target equals achievement of six goals (maximum).

Long-Term Incentive Awards

In March 2010, the Committee granted the legacy RRI Energy executives long-term incentive awards structured as follows:

		Percentage of
Award Vehicle	Vesting Period	Targeted LTI Value

Restricted Stock Units	Time-based; three-year cliff vesting; common stock settled	30%
Performance-based Cash Units	Performance-based; cash-settled cash units that pay out based on the level of our three-year average total stockholder return relative to the composite average of our peer group	35%
Nonqualified Options	Time-based; vest ratably each year over three-year period	35%

The Committee approved the awards following its review of management’s proposals, which considered market data prepared by Towers Watson, individual performance, long-term potential, retention risk, difficulty of replacement, long-term impact of position and internal equity. These factors were not weighted but were considered in the aggregate.

See “—How does each element and our decisions regarding that element fit into our compensation program’s objectives and affect other elements?” above for each executive’s targeted allocation of long-term incentive compensation, and see “Summary Compensation Table” and “2010 Grants of Plan-Based Awards” for valuation disclosure related to 2010 long-term incentive awards for each executive. All of these awards vested pursuant to their terms upon completion of the Merger.

In February 2011, the Committee granted our executives long-term incentive awards structured with one-third of the economic value of the grants delivered from each of the following:

		Percentage of
Award Vehicle	Vesting Period	Targeted LTI Value

Time-based Restricted Stock Units	Vest ratably each year over a three-year period; common stock settled	33.3%
Performance-based Restricted Stock Units	Linked to the 2011 short-term incentive plan performance goals, with performance measured at the end of the first year to determine multiplier; Vest ratably each year over three-year period; common stock settled	33.3%
Nonqualified Options	Time-based; vest ratably each year over three-year period	33.4%

Executive Perquisites

With the exception of executive relocation in connection with the Merger, we do not provide substantial personal benefits or perquisites. In 2010, we allowed up to $5,000 per year for each executive in reimbursement for specified financial planning services and a one-time allowance of $5,000 for estate planning and financial planning services. Effective January 1, 2011 except for expenses previously incurred, the Board eliminated the financial planning and estate planning reimbursement program.

How were payment amounts and trigger events determined for termination and change in control?

We provide for payments and benefits if an executive is terminated without cause or resigns for good reason in connection with a change in control. In addition, under our executive severance plan and severance pay plan, we provide for payments and other benefits if an executive’s employment is involuntarily terminated other than by reason of death, disability, cause or a change in control. Furthermore, Messrs. Muller and Holden are entitled to certain severance protections pursuant to their employment agreements with us.

The Committee periodically reviews the payment multiples and the triggering events for receipt of these payments and benefits with our compensation consultant to ensure consistency with market practice. The change in control triggering events were selected so that our executives can evaluate potential change in control triggering events impartially and without self-interest and so that our executives would be encouraged to continue their attention and dedication to us without regard to the security of their employment following a change in our control. We choose to provide severance benefits for termination in these circumstances to provide financial assistance and resolve any possible related claims against us that may arise. The potential payments under these arrangements do not affect the other elements of the executives’ compensation.

As introduced above and in more detail below, Messrs. Muller and Holden are entitled to special severance protections under their employment agreements with us, including in connection with the Merger, and the legacy RRI Energy executives likewise are entitled to severance protection in connection with the Merger, all as more fully described below in “Potential Payments upon Termination or Change in Control.”

What are our equity and security ownership requirements?

We encourage stock ownership by executives through the use of equity awards and mandatory holding periods. In addition, the Board has adopted stock ownership guidelines for our directors and executives. In December 2010, the stock ownership levels in the guidelines were revised to be based on a multiple of each executive’s annual base salary. See “Corporate Governance—Stock Ownership Guidelines and Mandatory Holding Periods.”

When are awards granted and base salaries approved?

As a general rule, the Committee approves our executives’ base salaries, payout of annual incentive awards for the prior year, and annual and long-term incentive awards for the current year at its first regular quarterly meeting (generally in February or March). In light of the Merger, which was completed in the fourth quarter of 2010, the Committee approved revised annual incentive metrics in May 2010.

Any awards for newly hired executives are typically granted as of the first business day of the month immediately following the executive’s appointment date. Offers to executive candidates are reviewed with the Committee prior to being made. Any equity awards included in an offer are subject to the Committee’s approval.

As described above, upon execution of the merger agreement, Messrs. Muller and Jacobs each negotiated and entered into agreements pursuant to which they were granted equity incentive compensation awards upon completion of the Merger. Otherwise, our executives do not have any role in establishing the timing of grants or vesting of equity or equity-based awards. We do not have any program, plan or practice to time grants of equity or equity-based awards in coordination with the release of material non-public information and we do not set grant dates for new executives in coordination with the release of such information. We have not timed, and do not intend to time, our release of material non-public information for the purpose of affecting the value of executive compensation. See “2010 Grants of Plan-Based Awards.”

Does the accounting and tax treatment of a particular form of compensation impact the form and design of awards?

The Committee considers tax, tax deductibility and accounting treatment of various compensation alternatives. However, these are not typically driving factors. The Committee may approve non-deductible compensation arrangements if it thinks they are in the best interests of the Company and its stockholders taking into account several factors, including our ability to utilize the deduction based on projected taxable income.

Compensation Committee Report

The Compensation Committee oversees the compensation plans, policies and programs of GenOn Energy, Inc. on behalf of the Board. In performing its oversight function, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis. Based on these reviews and discussions, the Compensation Committee recommended to the Board, and the Board approved, that the Compensation Discussion and Analysis be included in the Company’s proxy statement and Annual Report on Form 10-K.

The undersigned members of the Compensation Committee have submitted this Report to the Board of Directors.

Compensation Committee,

William L. Thacker (Chairperson)
E. William Barnett
Thomas H. Johnson
Steven L. Miller

Summary Compensation Table

The following table sets forth the compensation of our named executive officers. Except for Messrs. Muller, Jacobs and Holden, none of our named executive officers has an employment agreement or arrangement, other than certain severance protections described below in “Potential Payments upon Termination or Change-in-Control.” The information set forth in the Summary Compensation Table below and in the additional tables that follow it relate, in the case of Messrs. Muller and Holden, only to compensation earned from us after the Merger and not to any compensation earned from Mirant before the Merger. For further discussion of executive compensation, see “Compensation Discussion and Analysis.”

							Change in
							Pension Value
							And
							Nonqualified
						Non-Equity	Deferred	All Other
Name and				Stock	Option	Incentive Plan	Compensation	Compensation
Principal Position	Year	Salary	Bonus	Awards(1)	Awards(1)	Compensation(2)	Earnings(3)	(4)	Total

Edward R. Muller(5)	2010	$86,973	$—	$4,540,007	$1,331,937	$—	$—	$129,926	$6,088,843
Chairman and Chief Executive Officer
Mark M. Jacobs(5)	2010	921,250	—	5,704,939	2,482,908	488,173	—	102,577	9,699,847
President and Chief Operating Officer;	2009	910,000	—	2,446,250	—	527,838	—	61,362	3,945,450
Former President and Chief	2008	895,000	—	2,880,887	1,180,918	600	—	117,959	5,075,364
Executive Officer
J. William Holden, III(5)	2010	41,379	—	—	—	—	69,603	1,688	112,670
Executive Vice President and Chief Financial Officer
Rick J. Dobson(6)	2010	514,023	—	831,839	675,597	—	—	4,492,390	6,513,849
Former Executive Vice President and	2009	515,000	—	901,250	—	209,127	—	35,688	1,661,065
Chief Financial Officer	2008	511,251	—	1,062,015	435,326	600	—	88,263	2,097,455
Michael L. Jines	2010	441,250	—	540,198	643,359	151,952	13,166	41,866	1,831,791
Executive Vice President, General	2009	430,000	—	515,000	—	149,678	18,869	76,906	1,190,453
Counsel and Corporate Secretary;	2008	422,750	—	542,019	222,182	91,914	14,159	47,850	1,340,874
Chief Compliance Officer
David S. Freysinger	2010	317,500	—	222,539	187,334	92,517	—	30,954	850,844
Senior Vice President Plant Operations
Thomas C. Livengood	2010	310,730	—	153,271	270,288	90,553	—	30,363	855,205
Senior Vice President and Controller
D. Rogers Herndon(6)	2010	352,826	—	439,699	360,533	—	—	1,426,413	2,579,471
Former Executive Vice President	2009	350,000	—	515,000	—	121,838	—	44,177	1,031,015
Strategic Planning and Business Development	2008	347,500	—	393,927	161,469	75,660	—	49,375	1,027,931
David D. Brast(6)(7)	2010	300,973	—	217,155	314,995	—	—	1,184,120	2,017,243
Former Senior Vice President Commercial Operations and Origination	2009	302,500	101,667	257,500	—	96,536	—	41,962	800,165

(1)	Represents the aggregate grant date fair value of the awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718—Share Based Payment (FASB ASC Topic 718). The amounts reported in these columns do not represent amounts actually received by our named executive officers.

The amounts shown in the “Option Awards” column for fiscal year 2010 include the incremental value of modifying options granted in 2010 and prior years computed as of the modification date in accordance with FASB ASC Topic 718. The assumptions used for calculating the fair value of the 2010 equity awards are provided under “2010 Grants of Plan-Based Awards.” The assumptions used for calculating the fair value of the 2009 and 2008 equity awards are provided in note 10 to RRI Energy’s consolidated financial statements in its Forms 10-K for the fiscal years ended December 31, 2009 and December 31, 2008, respectively.

(2)	Represents the annual incentive awards earned by each named executive officer based on the achievement level of annual performance goals in each respective year. Messrs. Jacobs and Dobson did not receive annual incentive awards for 2008. Messrs. Muller and Holden were not eligible for annual incentive awards from the Company in 2010.

(3)	The amount shown for Mr. Holden represents the post-Merger actuarial increase in the present value of his benefits under the GenOn Mirant Pension Plan (formerly the Mirant Services Pension Plan), the GenOn Mirant Supplemental Benefit (Pension) Plan, the Supplemental Executive Retirement Plan and his Supplemental Pension Benefit Agreement. The aggregate annual increase in the actuarial present value of his benefits, including the increase attributable to pre-Merger predecessor plan present value was $828,757. The amounts shown for Mr. Jines represent the above-market interest (more than 120% of the applicable federal rate) earned on his deferred compensation balance in the GenOn Energy, Inc. Successor Deferral Plan.

(4)	The amounts shown as “All Other Compensation” for each executive in 2010 are composed of the following items:

		Nonqualified	Payments for		Tax
	Savings	Deferred	Unused	Severance	Gross
Name	Plan(a)	Compensation(b)	Vacation(c)	Payments(d)	Ups(e)	Total

Edward R. Muller	$919	$129,007	$—	$—	$—	$129,926
Mark M. Jacobs	19,286	83,291	—	—	—	102,577
J. William Holden, III	919	769	—	—	—	1,688
Rick J. Dobson	16,836	29,485	15,289	3,063,836	1,366,944	4,492,390
Michael L. Jines	15,679	26,187	—	—	—	41,866
David S. Freysinger	19,286	11,668	—	—	—	30,954
Thomas C. Livengood	19,286	11,077	—	—	—	30,363
D. Rogers Herndon	16,836	14,539	14,038	1,381,000	—	1,426,413
David D. Brast	16,836	16,609	23,846	1,126,829	—	1,184,120

(a)	Represents Company contributions to the GenOn Energy Savings Plan and for Messrs. Muller and Holden, the amounts shown represent post-Merger contributions to the Mirant Services Employee Savings Plan.
(b)	Represents Company contributions to the savings restoration component of the GenOn Energy Deferral and Restoration Plan and for Messrs. Muller and Holden, the amounts shown represent post-Merger contributions to the Mirant Services Supplemental Benefit (Savings) Plan.
(c)	Represents accrued, but unused, vacation that was paid under our terms of our vacation policy in connection with the resignations of Messrs. Dobson, Herndon and Brast.
(d)	Represents change in control cash payments paid to the executives under the terms of their respective agreements.
(e)	Represents a tax gross-up for the excise tax imposed on Mr. Dobson’s change-in-control payment under Section 4999 of the IRC, including all applicable taxes on this gross-up itself.

(5)	Upon completion of the Merger on December 3, 2010, (i) Mr. Muller became Chief Executive Officer and Chairman of the Board of the Company, (ii) Mr. Jacobs resigned as Chief Executive Officer and became President and Chief Operating Officer of the Company, and (iii) Mr. Holden became Executive Vice President and Chief Financial Officer of the Company.

(6)	Upon completion of the Merger on December 3, 2010, Mr. Dobson resigned as Executive Vice President and Chief Financial Officer of the Company, Mr. Herndon resigned as Executive Vice President Strategic Planning and Business Development and Mr. Brast resigned as Senior Vice President Commercial Operations and Origination.

(7)	Mr. Brast was appointed as an executive in May 2009.

2010 Grants of Plan-Based Awards

Other than the grants to Mr. Muller on December 6, 2010 and to Mr. Jacobs on December 3, 2010, all awards were granted under the GenOn Energy, Inc. 2002 Long-Term Incentive Plan, which was terminated in connection with the Merger. Messrs. Muller and Jacobs’ awards were granted under the GenOn Energy, Inc. 2010 Omnibus Incentive Plan.

								All Other
								Stock	All Other
								Awards;	Option		Grant Date
								Number	Awards;	Exercise	Fair Value
					Estimated Possible Payouts Under			of Shares	Number of Securities	or Base	of Stock
		Estimated Possible Payouts Under Non-			Equity Incentive Plan Awards(2)			of Stock	Underlying	Price of	and
		Equity Incentive Plan Awards(1)			Threshold	Target	Maximum	or Units(3)	Options	Option	Option
Name	Grant Date	Threshold	Target	Maximum	(#)	(#)	(#)	(#)	(#)	Awards(4)	Awards(5)

Edward Muller	12/3/10	$—	$—	$—	—	—	—	—	—	$—	$1,331,937	(6)
	12/6/10	—	—	—	—	—	—	1,220,432	—	—	4,540,007
Mark Jacobs	—	181,415	907,077	1,814,154	—	—	—	—	—	—	—
	3/4/10	—	—	—	—	231,250	231,250	—	—	—	1,172,438
	3/4/10	—	—	—	—	—	—	198,214	—	—	832,499
	3/4/10	—	—	—	—	—	—	—	462,500	4.20	983,830
	4/9/10	—	—	—	—	—	—	—	—	—	1,499,078	(7)
	12/3/10	—	—	—	—	—	—	1,022,100	—	—	3,700,002
William Holden	—	—	—	—	—	—	—	—	—	—	—
Rick Dobson	3/3/10	—	—	—	—	94,758	94,758	—	—	—	484,213
	3/3/10	—	—	—	—	—	—	81,221	—	—	347,626
	3/3/10	—	—	—	—	—	—	—	189,516	4.28	410,814
	4/9/10	—	—	—	—	—	—	—	—	—	264,783	(7)
Michael Jines	—	56,480	282,400	564,800	—	—	—	—	—	—	—
	3/3/10	—	—	—	—	61,536	61,536	—	—	—	314,449
	3/3/10	—	—	—	—	—	—	52,745	—	—	225,749
	3/3/10	—	—	—	—	—	—	—	123,072	4.28	266,783
	4/9/10	—	—	—	—	—	—	—	—	—	376,576	(7)
David Freysinger	—	34,388	171,938	343,877	—	—	—	—	—	—	—
	3/3/10	—	—	—	—	25,350	25,350	—	—	—	129,539
	3/3/10	—	—	—	—	—	—	21,729	—	—	93,000
	3/3/10	—	—	—	—	—	—	—	50,700	4.28	109,902
	4/9/10	—	—	—	—	—	—	—	—	—	77,432	(7)
Thomas Livengood	—	33,654	168,272	336,544	—	—	—	—	—	—	—
	3/3/10	—	—	—	—	17,460	17,460	—	—	—	89,221
	3/3/10	—	—	—	—	—	—	14,965	—	—	64,050
	3/3/10	—	—	—	—	—	—	—	34,920	4.28	75,696
	4/9/10	—	—	—	—	—	—	—	—	—	194,592	(7)
Rogers Herndon	3/3/10	—	—	—	—	50,088	50,088	—	—	—	255,950
	3/3/10	—	—	—	—	—	—	42,932	—	—	183,749
	3/3/10	—	—	—	—	—	—	—	100,176	4.28	217,152
	4/9/10	—	—	—	—	—	—	—	—	—	143,381	(7)
David Brast	3/3/10	—	—	—	—	24,737	24,737	—	—	—	126,406
	3/3/10	—	—	—	—	—	—	21,203	—	—	90,749
	3/3/10	—	—	—	—	—	—	—	49,474	4.28	107,245
	4/9/10	—	—	—	—	—	—	—	—	—	207,750	(7)

(1)	Represents the range of payouts possible under our annual incentive plan. The actual amounts paid in 2011 based on 2010 performance are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.” Except in the case of death, disability or retirement following five years of service, the executive must be employed by us on the payment date to receive payment of the award.

(2)	Represents long-term incentive awards of performance-based cash units. Each unit represented the right to receive a cash payment equal to the fair market value of one share of our common stock for each unit earned upon the achievement of the performance goal. The change in control triggered by the Merger accelerated the vesting of the cash units and they vested pursuant to their terms on a pro rata basis at the greater of target or actual performance (in this case, target performance).

(3)	Represents long-term incentive awards of time-based restricted stock units. Each award (other than the awards granted to Messrs. Muller and Jacobs on December 6, 2010 and December 3, 2010, respectively) vested and was settled upon completion of the Merger. The December 6, 2010 award granted to Mr. Muller vests in two equal installments on the first and second anniversaries of completion of the Merger, subject to his continued employment through the vesting date. Upon Mr. Muller’s retirement (defined as any termination on or after December 3, 2013 or such earlier date as the Board may determine) or earlier termination of his employment by us without “cause” or by him for “good reason,” these awards will vest in full, become immediately exercisable and remain exercisable for the remaining term. The December 3, 2010 award granted to Mr. Jacobs vests in equal amounts on the first and second anniversaries of the Merger, provided that if his employment is terminated prior to the award becoming fully vested under circumstances entitling him to severance benefits under his change in control agreement (which is described more fully below), the award will vest pro rata for each month he was employed following completion of the Merger and prior to such termination.

(4)	The exercise or base price is the average of the high and low sales prices of our common stock on the grant date. The closing sales prices of our common stock on March 3, 2010 and March 4, 2010 were $4.21 and $4.18, respectively.

(5)	The amounts shown in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The performance-based cash unit values were determined using a Monte Carlo simulation valuation model with a risk-free interest rate assumption of 1.34% and expected volatilities of 81.1% and 53.8% for the Company and our comparator group, respectively. The time-based restricted stock unit values were based on the fair value of our common stock on each respective grant date. The stock option values were determined using the Black-Scholes option pricing model with the following weighted average assumptions: Risk-free interest rate—1.81%, dividend yield—0.00%, expected volatility—65.58% and expected term of 4 years.

(6)	Effective upon completion of the Merger, the terms of the stock options granted to Mr. Muller by Mirant before the Merger were extended beyond their initial expiration date to allow him to exercise them during the remaining initial term of the awards. The grant date fair market values for these awards represent the incremental fair value computed as of the modification date in accordance with FASB ASC Topic 718.

(7)	Before their amendment in connection with the Merger, the terms of the stock options provided that upon completion of the Merger they would vest and be settled entirely in cash based on the excess value of the common stock over the respective stock option exercise prices on that date. As amended, the stock options vested in full upon completion of the Merger and remain outstanding subject to the same terms and conditions as otherwise applied prior to the Merger. The grant date fair market values for these awards represent the incremental fair value computed as of the modification date in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at 2010 Fiscal Year-End

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards;
								Awards;	Market
								Number	or Payout
						Number	Market	Of	Value of
			Equity Incentive			of	Value of	Unearned	Unearned
			Plan Awards;			Shares	Shares	Shares,	Shares,
			Number of			or Units	or Units	Units or	Units or
			Securities			of Stock	of Stock	Other	Other
			Underlying			that	that	Rights	Rights
	Number of Securities		Unexercised	Option	Option	Have	Have	that Have	that Have
	Underlying Unexercised Options		Unearned	Exercise	Expiration	Not	Not	Not	Not
Name	Exercisable	Unexercisable	Options	Price	Date	Vested(1)	Vested(2)	Vested	Vested

Edward Muller(3)	1,150,567	—	—	$8.700	1/13/2016	1,220,432	$4,649,846	—	—
	1,131,737	—	—	8.840	2/17/2016	—	—	—	—
	272,899	—	—	13.310	3/8/2012	—	—	—	—
	370,653	—	—	13.060	3/7/2013	—	—	—	—
	628,459	—	—	3.670	3/3/2019	—	—	—	—
	571,473	—	—	4.660	3/11/2020	—	—	—	—
Mark Jacobs	318,667	—	—	4.790	7/28/2012	1,022,100	3,894,201	—	—
	212,000	—	—	3.505	3/10/2013	—	—	—	—
	489,600	—	—	8.135	2/12/2014	—	—	—	—
	58,026	—	—	16.260	2/19/2017	—	—	—	—
	80,663	—	—	26.365	5/15/2017	—	—	—	—
	119,680	—	—	23.375	2/18/2018	—	—	—	—
	462,500	—	—	4.200	3/3/2016	—	—	—	—
William Holden(3)	22,371	—	—	8.700	1/13/2016	—	—	—	—
	22,005	—	—	8.840	2/17/2016	—	—	—	—
	29,957	—	—	13.310	3/8/2012	—	—	—	—
	44,489	—	—	13.060	3/7/2013	—	—	—	—
	81,058	—	—	3.670	3/3/2019	—	—	—	—
	101,957	—	—	4.660	3/11/2020	—	—	—	—
Rick Dobson	24,000	—	—	26.955	12/22/2011	—	—	—	—
	44,118	—	—	23.375	12/22/2011	—	—	—	—
	189,516	—	—	4.280	12/22/2011	—	—	—	—
Michael Jines	52,520	—	—	30.000	3/5/2011	—	—	—	—
	217,600	—	—	8.135	2/12/2014	—	—	—	—
	26,707	—	—	16.260	2/19/2017	—	—	—	—
	22,517	—	—	23.375	2/18/2018	—	—	—	—
	123,072	—	—	4.280	3/2/2016	—	—	—	—
David Freysinger	9,284	—	—	30.000	3/5/2011	—	—	—	—
	3,800	—	—	3.505	3/30/2013	—	—	—	—
	11,915	—	—	16.260	2/19/2017	—	—	—	—
	9,626	—	—	23.375	2/18/2018	—	—	—	—
	50,700	—	—	4.280	3/2/2016	—	—	—	—
Thomas Livengood	30,000	—	—	4.950	9/2/2012	—	—	—	—
	33,500	—	—	3.505	3/10/2013	—	—	—	—
	108,800	—	—	8.135	2/12/2014	—	—	—	—
	9,106	—	—	16.260	2/19/2017	—	—	—	—
	6,588	—	—	23.375	2/18/2018	—	—	—	—
	34,920	—	—	4.280	3/2/2016	—	—	—	—
Rogers Herndon	17,298	—	—	16.260	12/22/2011	—	—	—	—
	16,364	—	—	23.375	12.22/2011	—	—	—	—
	100,176	—	—	4.280	12/22/2011	—	—	—	—
David Brast	20,690	—	—	30.000	3/5/2011	—	—	—	—
	20,000	—	—	10.900	3/22/2011	—	—	—	—
	13,065	—	—	3.505	3/22/2011	—	—	—	—
	136,000	—	—	8.135	3/22/2011	—	—	—	—
	7,814	—	—	16.260	12/22/2011	—	—	—	—
	9,145	—	—	23.375	12/22/2011	—	—	—	—
	49,474	—	—	4.280	12/22/2011	—	—	—	—

(1)	These awards are described further under “2010 Grants of Plan-Based Awards.”

(2)	The market value is based on the December 31, 2010 closing price of our common stock ($3.81).

(3)	The stock option awards and related exercise prices for Messrs. Muller and Holden give effect to the conversion of such awards into Company stock options in connection with the Merger.

2010 Option Exercises and Stock Vested

The following table provides information regarding the number of shares vested and the pretax value realized by each executive from the exercise of stock options or vesting of stock awards in 2010. All stock awards held by the executives before the Merger vested and became exercisable in connection with the Merger. See “Compensation Discussion and Analysis—How did the Merger affect 2010 compensation decisions?”

	Option Awards		Stock Awards
	Number of Shares	Value	Number of Shares	Value
	Acquired	Realized on	Acquired on	Realized on
Name	on Exercise	Exercise	Vesting(1)	Vesting(2)

Mark Jacobs	—	$—	942,544	$3,357,493
Michael Jines	—	—	209,275	752,179
David Freysinger	—	—	95,887	344,438
Thomas Livengood	—	—	61,970	223,477
Rick Dobson	—	—	345,784	1,217,516
Rogers Herndon	—	—	184,376	658,817
David Brast	—	—	92,683	330,631

(1)	Shares were settled in a mix of stock and cash. Of the amounts shown in this column, the following shares were settled in cash: Mr. Jacobs—391,660 shares, Mr. Jines—83,558 shares, Mr. Freysinger—39,106 shares, Mr. Livengood—24,681 shares, Mr. Dobson—146,774 shares, Mr. Herndon—75,735 shares and Mr. Brast—38,565 shares.

(2)	Represents the product of the number of shares acquired and the fair market value of our common stock on the vesting date.

2010 Pension Benefits

The following table sets forth information about pension benefits for Mr. Holden determined as of December 31, 2010 under the GenOn Mirant Pension Plan (formerly the Mirant Services Pension Plan (the “Pension Plan”), the GenOn Mirant Supplemental Benefit (Pension) Plan (formerly the Mirant Services Supplemental Benefit (Pension) Plan) (the “SBP”), the GenOn Mirant Supplemental Executive Retirement Plan (formerly the Mirant Services Supplemental Executive Retirement Plan) (the “SERP”) and a Supplemental Pension Benefit Agreement (“SPBA”). No other named executive officers had or accrued any pension benefits during 2010.

		Years Of	Present Value of	Payments
		Credited	Accumulated	During Last
Name	Plan Name	Service	Benefit(1)	Fiscal Year

William Holden	Pension Plan	24.583	$599,870	$—
	SBP	24.583	665,399	—
	SERP	24.583	315,858	—
	SBPA	29.583	879,315	—

(1)	Present values are based on the same assumptions as used in our financial statements except that no pre-retirement mortality is assumed. The discount rate for the Pension Plan as of December 31, 2010 is 5.17%. The discount rates for the SBP and the SERP as of December 31, 2010 is 4.46%. The mortality table for all plans as of December 31, 2010 is the RP 2000 Combined Healthy Mortality Table projected 11 years to 2011 with Scale AA. Benefits for Mr. Holden are assumed to commence at age 60 because he receives credit for an additional five years of age and five years of service in accordance with his SPBA (described below). Benefits payable from the Pension Plan are assumed to be paid as a single life annuity. Benefits payable from the SBP and SERP are assumed to be paid as a series of ten annual installments.

Pension Plan

The Pension Plan is a tax-qualified defined benefit pension plan that covers a portion of our non-union legacy Mirant workforce. Mr. Holden is the only named executive officer who is a participant. Participation in this plan is closed to employees hired after April 2, 2000 or employees rehired after April 2, 2001. Normal retirement benefits become payable when participants both attain age 65 and complete five years of participation. The plan benefit formula may vary according to a participant’s grandfathered status and location. Mr. Holden’s benefit is the greater of (i) his years of service multiplied by 1.7% of his average monthly base pay minus a social security offset or (ii) his years of service multiplied by 1.25% of his average monthly base plus incentive pay.

Early retirement benefits become payable once plan participants have both attained age 50 and completed ten years of service. Participants who retire early from active service receive benefits equal to the amounts computed using the same formulas employed at normal retirement. However, a 0.3% reduction applies for each month (3.6% for each year) prior to normal retirement that participants elect to have their benefits payments commence. As of December 31, 2010, Mr. Holden was not eligible for early retirement.

Participants vest in the Pension Plan after completing five years of service and Mr. Holden is vested. Participants who terminate employment after vesting can elect to have their pension benefits commence at age 50 if they participated in the plan for ten years. If such an election is made, the early retirement reductions that apply are actuarially determined factors which are larger than 0.3% per month.

If a participant dies while actively employed, benefits will be paid to a surviving spouse. Payments to a surviving spouse of a participant who could have retired will begin immediately. Payments to a survivor of a participant who was not retirement eligible begin when the deceased participant would have attained age 50.

SBP

The SBP is a non-qualified plan intended to pay benefits that the tax-qualified Pension Plan cannot pay due to statutory pay/benefit limits. Additionally, the SBP compensates participants for lost benefits resulting from participation in the Mirant Corporation Deferred Compensation Plan or, beginning in 2011, the Deferral and Restoration Plan, each of which is described under “2010 Non-Qualified Deferred Compensation” below. The SBP’s vesting, early retirement, and disability provisions mirror those of the tax-qualified Pension Plan. The amounts paid by the SBP are based on the additional monthly benefit that the Pension Plan would pay if the statutory limits and pay deferrals were ignored. When an SBP participant separates from service, vested monthly benefits provided by the benefit formulas are converted into a series of ten annual installments using the actuarial equivalence basis of the Pension Plan.

SERP

The SERP is a non-qualified plan designed to provide deferred compensation benefits primarily for a select group of management or highly compensated employees which are not otherwise payable from the Pension Plan as a result of the exclusion of incentive pay from certain definitions of earnings set forth under such plan. The SERP provides highly paid employees additional benefits that the Pension Plan and SBP would pay if the 1.70% offset formula calculations reflected a portion of annual cash incentives.

SPBA

SPBAs are individual agreements providing for additional pension benefits. These agreements provide certain executives the benefits that the other three defined benefit pension plans would pay if the participant had worked an additional number of years. These contracts are usually entered into on an as needed basis to attract and retain executives. Mr. Holden is the only executive who has an SPBA. His SPBA provides for an additional five years of both age and service for purposes of determining pension benefits in the Pension Plan, SBP and SERP.

2010 Nonqualified Deferred Compensation

During 2010, we sponsored a Deferral and Restoration Plan for the benefit of our legacy RRI Energy executives and a Successor Deferral Plan for Mr. Jines. In addition, in connection with the Merger, we assumed the Mirant Corporation Deferred Compensation Plan (“Mirant Deferred Compensation Plan”) and the Mirant Services Supplemental Benefit (Savings) Plan (“Mirant Supplemental Savings Plan”) for the period from December 3, 2010 to December 31, 2010 for the benefit of our legacy Mirant executives. Mr. Muller participated in the Mirant Deferral Compensation Plan during 2010 and Messrs. Muller and Holden participated in the Mirant Supplemental Savings Plan during 2010.

Deferral and Restoration Plan

We sponsor the GenOn Deferral and Restoration Plan to permit executives to defer compensation and to provide for Company contributions that cannot be made to our qualified plans because of Internal Revenue Service (IRS) limits. The Deferral and Restoration Plan and its predecessor plan are referred to collectively as the Deferral Plan. Under the Deferral Plan, executives’ accounts are deemed to be invested among a group of designated mutual funds as directed by the executive. The investment elections can be changed at any time. Earnings credited to the executives’ accounts reflect the earnings of the deemed investment. We have established a “rabbi trust” to which we have contributed amounts we expect to use to pay benefits under the Deferral Plan programs. For 2010, our Deferral Plan has two separate programs, a deferred compensation program and a savings restoration program.

Deferred Compensation Program

Under the deferred compensation program, executives may elect to defer payment of up to 80% of their base salary and/or up to 100% of their annual incentive award. The deferred amounts are always 100% vested. Executives may elect a distribution year for each year’s deferred amounts, which must be at least three years after the deferral year, or may elect payment in five annual installments beginning the fourth year after deferral. If the executive terminates before distribution is complete, the entire balance will be paid in a lump sum six months after termination. Beginning in 2011, executives may elect up to ten annual installments upon termination of employment.

Savings Restoration Program

The savings restoration program of the Deferral Plan permits us to provide contributions that cannot be made on an executive’s behalf to the tax-qualified GenOn Energy Savings Plan because of IRS limits. The savings restoration benefit is an amount equal to 6% (8% beginning in 2011, with the exception of Mr. Holden who accrues a pension benefit) of the difference between the IRS compensation limit ($245,000 for 2010) and the executive’s compensation plus an amount equal to this difference times the annual discretionary contribution percentage applicable to the qualified savings plan.

Messrs. Jacobs, Jines and Brast have grandfathered amounts under the savings restoration program. Executives may elect to take distribution of these benefits earned before January 1, 2005 in either a lump sum or annual installments upon termination of employment. They may also take a lump sum distribution at any time subject to a 10% penalty and may change their distribution election for these amounts, subject to a 12-month waiting period. Benefits earned after December 31, 2004 will be distributed automatically in a lump sum six months after termination of employment.

Deferral Restoration Program

Beginning in 2011, in recognition of benefits provided under Mirant’s deferral plan (which was terminated in connection with the Merger), we will provide a contribution to the Deferral Plan with respect to an executive’s deferred compensation under the Deferral Plan using the same formula used for the savings restoration benefit. Distribution will be made in a lump sum six months after termination of employment.

Successor Deferral Plan

We also sponsor the Successor Deferral Plan. Mr. Jines is the only participant. The Successor Deferral Plan holds account balances consisting of salary and bonus deferrals that were transferred from a nonqualified deferred compensation plan maintained by our former parent company, CenterPoint Energy, Inc. No additional contributions to this plan are permitted. Earnings are credited to the account balance at an interest rate equal to the Moody’s Long Term Corporate Bond Index plus 2%.

Distribution will be made in a lump sum or annual installments upon termination of employment. Distribution elections can be changed subject to a 12-month waiting period. Mr. Jines has elected payment in 15 annual installments. We have established a “rabbi trust” to which we have contributed the amounts we expect to use to pay benefits under this plan.

Mirant Corporation Deferred Compensation Plan (Mirant Deferred Plan)

The Mirant Corporation Deferred Compensation Plan permitted employees to defer up to 100% of base pay and/or short-term incentive pay (less applicable FICA taxes). Members of the Board could defer up to 100% of their retainer fees. Final distributions from the accounts are made upon termination of employment and may be made in a lump sum or in annual installments for up to ten years beginning six months following termination of service. Early withdrawals from the accounts are not permitted, with the exception of an in-service withdrawal election for a future known date set during the annual enrollment period. No additional contributions will be made to this plan after December 31, 2010.

Mirant Services Supplemental Benefit (Savings) Plan (Mirant Savings Plan)

The Mirant Services Supplemental Benefit (Savings) Plan was intended to compensate executives for IRS limitations on compensation on company matching and profit sharing contributions to a qualified 401(k) plan and to provide parity with respect to company matching and profit sharing 401(k) contributions due to an executive deferrals of income pursuant to the Mirant Deferred Plan. This plan was terminated as of December 31, 2010 and all benefits, including those for Messrs. Muller and Holden, are distributable in accordance with the terms of the plan in a lump sum within 12 months of the termination date.

The following table provides information regarding our nonqualified deferred compensation plans.

					Aggregate
		Executive	Company	Aggregate	Withdrawals/	Aggregate
		Contributions	Contributions	Earnings	Distributions	Balance at
Name	Plan	in 2010	in 2010(1)	in 2010(2)	in 2010	12/31/2010(3)

Edward Muller	Mirant Deferred Plan	$—	$—	$2,801	$—	$1,639,353
	Mirant Savings Plan	—	129,007	2,307	—	960,436
Mark Jacobs	Deferral Plan	—	74,718	88,956	—	679,293
William Holden	Mirant Savings Plan	—	769	98	—	47,953
Rick Dobson	Deferral Plan	—	30,836	32	—	66,301
Michael Jines	Deferral Plan	—	23,151	38,516	—	297,187
	Successor Deferral	—	—	38,773	—	557,134
	Plan
David Freysinger	Deferral Plan	—	10,631	61	—	106,488
Thomas Livengood	Deferral Plan	—	10,123	14,914	—	118,981
Rogers Herndon	Deferral Plan	—	15,507	2,625	—	66,853
David Brast	Deferral Plan	—	19,667	5,899	—	208,863

(1)	Represents our contributions to the savings restoration component of the Deferral Plan and to the Mirant Savings Plan. The reported amounts include our contributions made in 2010 with respect to fiscal year 2009 compensation as follows: $3,325; $1,351; $2,805; $630; $629; $968 and $3,058 for Messrs. Jacobs, Dobson, Jines, Freysinger; Livengood: Herndon and Brast, respectively. The remaining amounts are reported for 2010 in the “All Other Compensation” column of the “Summary Compensation Table.” The amounts shown for Messrs. Muller and Holden reflect post-Merger contributions.

(2)	Represents the annual earnings on the nonqualified deferred compensation account balances of the Deferral Plan and the Successor Deferral Plan during 2010, and the post-Merger earnings for Messrs. Muller and Holden in the Mirant Savings Plan. It also represents post-Merger earnings for Mr. Muller in the Mirant Deferred Plan. Earnings under the Deferral Plan and the Deferred Compensation Plan may increase or decrease depending on the performance of the deemed investment elections offered under these plans. Balances under the Mirant Savings Plan are credited with a prime rate of interest. The Successor Deferral Plan earns interest based on a long-term Moody’s average corporate bond rate plus two-percent. The above-market earnings credited to Mr. Jines under the Successor Deferral Plan are also reported in the “Change in Nonqualified Deferred Compensation Earnings” column of the “Summary Compensation Table.”

(3)	The fiscal year-end balances include current and previous years’ Company contributions that were previously reported as compensation to the executive in the “Summary Compensation Table” if such individual was included as a named executive officer in the respective previous years.

Potential Payments upon Termination or Change in Control

We maintain various agreements and plans that provide benefits upon qualifying terminations of employment following a change in control and, under our executive severance plan, without regard to whether a change in control has occurred. Moreover, Mr. Muller is party to an employment agreement with us that provides benefits upon qualifying terminations of employment both before and after a change in control. These various agreements and plans are described below.

Change in Control

We have entered into change in control agreements with each legacy RRI Energy named executive officer, and each of Messrs. Muller and Holden also have change in control severance protections under their employment agreements with us. Under all of those agreements, the Merger constituted a change in control. The agreements are described in turn below.

Legacy RRI Energy Executive Agreements

The change in control agreements with the legacy RRI Energy executives provide for payments and benefits following termination of employment within two years following a change in control in the following circumstances:

•	an involuntary termination that did not result from death, disability or termination for cause;

•	termination by the executive for “good reason;” or

•	termination initiated by us and mutually agreed upon by the executive and us.

For this purpose, “good reason” generally means:

•	a material reduction in duties and responsibilities;

•	a material reduction in annual base salary;

•	our failure to continue certain benefits and compensation plans (or comparable benefits plans) that are material to the executive’s compensation; or

•	a change of more than 50 miles in the location of the executive’s principal place of employment.

Mr. Jacobs has agreed that he will not assert “good reason” for termination by reason of (i) his failure to be our Chief Executive Officer as of the completion of the Merger, (ii) the reduction of his duties from those as our Chief Executive Officer before the Merger, (iii) his becoming our President and Chief Operating Officer as of the completion of the Merger or (iv) the assignment to him of the duties consistent with the positions of President and Chief Operating Officer. If Mr. Jacobs is not appointed Chief Executive Officer on the earlier of the third anniversary of the Merger and the tenth day following the date Mr. Muller ceases to serve as Chief Executive Officer or if Mr. Jacobs is terminated without cause or is removed from or not nominated for reelection to, or ceases to be re-elected to, our Board, in each case other than for cause prior to the third anniversary of the Merger, such termination by us without cause or any termination of employment by Mr. Jacobs within 90 days following any such event will constitute a termination entitling him to severance benefits under his change in control agreement. The amendment to Mr. Jacobs’ change in control agreement in connection with the Merger also eliminated his right to a golden parachute tax gross-up.

Messrs. Freysinger and Livengood also agreed that acceptance of their positions with GenOn would not constitute termination by the executive for “good reason” under their change in control agreements.

In connection with the Merger, Mr. Jines entered into an amendment to his change in control agreement, that increased his cash severance multiple from two to three and eliminated his golden parachute tax gross-up.

If the payment obligations under the legacy RRI Energy executives’ change in control agreements are triggered, we are required to provide the following severance benefits:

•	a cash severance payment equal to a multiple of salary (three in the case of Messrs. Jacobs and Jines and two in the case of the other executives) plus the same multiple times the executive’s target annual incentive award, payable in a lump sum;

•	a pro-rated target annual incentive award based on the number of days the executive was employed during the year in which his employment was terminated, payable in cash in a lump sum;

•	continued welfare benefits coverage (medical, dental and vision) for two years;

•	outplacement services for 12 months and financial planning services;

•	“gross-up payments” intended to reimburse the executive (other than Messrs. Jacobs and Jines) for any excise taxes under Internal Revenue Code Section 4999 in connection with the agreement; and

•	“gross-up payments” intended to reimburse the executive for any taxes and penalties inadvertently triggered under Internal Revenue Code Section 409A, unless the tax is imposed because of the plan aggregation rules under Section 409A or, in the case of termination for Good Reason, the executive does not timely notify us of the event.

The change in control agreements provide that the executive may not disclose confidential information and may not hire or solicit to hire any of our employees for one year after a covered termination under the agreement.

As of December 31, 2010, Mr. Jacobs was the only legacy RRI Energy executive with a long-term incentive award agreement. His agreement provides that in the event of a change in control prior to the vesting date, any unvested restricted stock units will vest and will be settled in cash based on the fair market value of our stock on the date immediately preceding the change in control. See “Compensation Discussion and Analysis—How did the Merger affect compensation decisions?”

Mr. Muller’s Arrangements

Upon a change in control, Mr. Muller is entitled to the better of the benefits available under Mirant’s legacy Change in Control Severance Plan (if a qualifying termination of employment occurs within two years following the Merger) and his employment agreement with us.

Under the Change in Control Severance Plan, if Mr. Muller’s employment is terminated for any reason other than by reason of disability or for “cause” or if he terminates his employment within 90 days following an event constituting “good reason,” he would receive the following benefits under the terms of the plan:

•	a payment equal to the sum of (i) three times his base salary and (ii) three times the target annual bonus for the year in which termination occurs;

•	a lump sum amount equal to the cost of 36 months of additional benefit coverage under the medical, dental and vision plans in which he participates on the date of termination; and

•	a pro rata bonus based on the higher of his target bonus immediately prior to or after the Merger.

For these purposes, “good reason” generally means a material reduction in base salary or target annual bonus (exclusive of any reduction that is part of a less than 5% across-the-board reduction in base salary rate or target annual bonus opportunity similarly affecting at least 95% of all employees), the failure to continue in effect any material compensation plan, or the assignment of duties materially inconsistent with his position, duties or responsibilities. As part of his new employment agreement with us, Mr. Muller agreed to relinquish the “golden parachute” excise tax gross-up provision that was included in his employment agreement with Mirant.

Under his employment agreement, in the event of his termination of employment before the second anniversary of the Merger or during the period beginning six months before and ending two years following a subsequent change in control (not including the Merger), in any event by us without “cause” or if he terminates his employment within 90 days following an event constituting “good reason,” subject to his execution of a release of claims, he would receive the following benefits:

•	a payment equal to three times the sum of his base salary, his target bonus (or, if greater, his actual bonus for the year preceding the Merger or subsequent change in control, as the case may be), the annual cost for life and long-term disability insurance for him, and the contribution for the preceding year under the legacy Mirant 401(k) plan and the Mirant Savings Plan;

•	any unpaid incentive or other compensation payable as of the date of his termination;

•	full vesting of all equity incentive compensation awards, with the further provision that all stock options shall remain exercisable for their full remaining term;

•	18 months of continued coverage (for his spouse and dependents as well, if applicable) under our medical, dental and other group health benefits for senior executives at the same rates charged active executives; and

•	a lump sum amount equal to the employer cost (determined pursuant to certain assumptions set forth in the agreement) of an additional 18 months of coverage under the medical, dental and vision plans in which he participated.

For purposes of his agreement, “good reason” means a reduction in base salary or annual bonus opportunity, a diminution in title, duties or responsibilities (exclusive of the title of Chairman of the Board provided that he remains on the Board), our failure to secure a successor’s written assumption of the agreement or the requirement that he relocate by more than 50 miles. We are required to execute a release of claims in favor of Mr. Muller. If we fail to do so, any release executed by him will cease to be of any effect, but he will continue to be eligible for the foregoing benefits.

Mr. Holden’s Arrangements

Pursuant to his employment agreement with us, if Mr. Holden’s employment is terminated within two years following completion of the Merger by us without “cause,” by reason of disability, or by him within 90 days following a material breach of his employment agreement that is not cured or if his employment terminates for any reason following the termination of Mr. Muller’s employment, he will be paid in full the retention bonus that otherwise would have become payable upon the second anniversary of the Merger (i.e., the amount payable upon a qualifying termination of employment under Mirant’s Change in Control Severance Plan as described above in respect of Mr. Muller). Also pursuant to his employment agreement with us, upon a change in control that occurs subsequent to the Merger (but not including the Merger), Mr. Holden also will be eligible for change in control severance benefits upon a qualifying termination in an amount equal to three times his base salary and target annual bonus (i.e., essentially the cash severance benefits payable under the legacy RRI Energy change in control agreements described above for those participants eligible for a three times severance multiple).

Summary of Available Benefits

The following table summarizes payments and benefits to be provided to the executives in connection with a change in control assuming a qualifying termination of employment as of December 31, 2010.

		Multiple of Annual	Annual	Welfare				Total
	Multiple of	Incentive	Incentive	Benefits	Additional	Excise Tax	Equity-based	Pre-Tax
Name	Salary	Award(1)	Award(2)	Coverage	Benefits(3)	Gross-Up	Awards(4)	Benefit

Edward Muller	$3,405,000	$4,800,000	$1,577,650	$71,981	$702,553	$—	$4,649,846	$15,207,030
Mark Jacobs	2,775,000	2,775,000	925,000	33,546	25,000	—	162,258	6,695,804
William Holden	1,620,000	1,215,000	405,000	—	3,252,096	1,386,594	—	7,878,690
Michael Jines	1,335,000	867,750	289,250	39,675	25,000	—	—	2,556,675
David Freysinger	640,000	352,000	176,000	40,605	25,000	—	—	1,233,605
Thomas Livengood	625,272	343,900	171,950	47,991	25,000	—	—	1,214,113

(1)	Based on each executive’s target annual incentive award, except for Mr. Muller, whose payment is based on his actual annual incentive award paid in 2010 which was payable under the legacy Mirant short-term incentive plan and is therefore not reported in the Summary Compensation Table.

(2)	Based on each executive’s pro-rated target annual incentive award, except for Mr. Muller, whose payment is based on his actual 2010 annual incentive award.

(3)	For Mr. Muller, represents the value of three times annual cost for life and long-term disability coverage, and the contribution for 2009 under the legacy Mirant 401(k) plan and the Mirant Savings Plan. For Mr. Holden, represents the sum of three times his base salary and three times his target annual incentive award for 2010, plus 36 months of welfare coverage and a pro-rated incentive amount. For all other executives, represents the value of outplacement services ($20,000) and financial planning services ($5,000).

(4)	For Mr. Muller, represents the intrinsic value of all unvested outstanding equity awards based on a price of $3.81 (closing price on December 31, 2010). For Mr. Jacobs, represents the intrinsic value of the pro-rated allocation of unvested outstanding equity awards based on a price of $3.81.

For additional information, see “Compensation Discussion and Analysis—How were payment amounts and trigger events determined for termination or change in control?” For payments made in connection with termination under our pension and nonqualified deferred compensation plans, see “2010 Pension Benefits” and “2010 Nonqualified Deferred Compensation.”

Executive Severance

Our executive severance plan covers legacy RRI Energy executives and provides for payments and other benefits upon involuntary termination of the executive’s employment that did not result from death, disability or termination for cause or that did not follow a change in control or for which benefits under the executive’s change in control agreement are otherwise not available. If the payment obligations under the plan are triggered, we are required to provide severance benefits (subject to certain conditions) as follows:

•	a cash severance payment equal to a multiple of salary (two in the case of Mr. Jacobs and 1.5 in the case of Messrs. Jines, Freysinger and Livengood), plus the same multiple times the target annual incentive award, payable in a lump sum;

•	a pro-rated target annual incentive award based on the number of days the executive was employed during the year in which his employment was terminated, payable in cash in a lump sum (if employed for at least 90 days); and

•	continued welfare benefits coverage (medical, dental and vision) for the number of years equal to the applicable severance multiple (two in the case of Mr. Jacobs and 1.5 in the case of Messrs. Jines, Freysinger and Livengood).

To receive severance benefits under the plan, the executive must sign a waiver and release providing that the executive waives all claims against us, will not disclose confidential information, and for one year, will not hire or solicit to hire any of our employees. In the event an executive receives severance benefits under the plan and is rehired within 60 days, the executive must repay the benefits received.

Mr. Muller’s severance arrangement is provided for in his employment agreement. As discussed above, in the event of Mr. Holden’s termination, he would be entitled to the retention amount.

The following table summarizes, for Mr. Muller and Mr. Holden, the severance payments and benefits they would receive pursuant to their respective employment agreements as described above assuming a qualifying termination of employment as of December 31, 2010. For all other executives, the table summarizes severance payments and benefits to be provided to the executives under our severance plan assuming a qualifying termination of employment as of December 31, 2010.

		Multiple of
		Target
		Annual	Annual	Welfare				Total
	Multiple	Incentive	Incentive	Benefits	Additional	Excise Tax	Equity-based	Pre-Tax
Name	of Salary	Award	Award	Coverage	Benefits(1)	Gross-Up	Awards(2)	Benefit

Edward Muller	$2,270,000	$2,270,000	$1,577,650	$47,987	$468,369	$—	$4,649,846	$11,283,852
Mark Jacobs	1,850,000	1,850,000	925,000	33,546	20,000	—	162,258	4,840,804
William Holden	—	—	—	—	3,252,096	—	—	3,252,096
Michael Jines	667,500	433,875	289,250	29,756	20,000	—	—	1,440,381
David Freysinger	480,000	264,000	176,000	30,454	20,000	—	—	970,454
Thomas Livengood	468,954	257,925	171,950	35,993	20,000	—	—	954,822

(1)	For Mr. Muller, represents the value of two times annual cost for life and long-term disability coverage, and the contributions for 2009 under the legacy Mirant 401(k) plan and the Mirant Savings Plan. For Mr. Holden, represents the sum of three times his base salary and three times his target annual incentive award, plus 36 months of welfare benefits coverage and a pro-rated incentive amount. For all other executives, represents outplacement services, which are not part of the benefits required under our executive severance plan; however, we generally provide them for a period of 12 months.

(2)	For Mr. Muller, represents the intrinsic value of all unvested outstanding equity awards based on a price of $3.81 (closing price on December 31, 2010). For Mr. Jacobs, represents the intrinsic value of the pro-rated allocation of unvested outstanding equity awards based on a price of $3.81.

For additional information, see “Compensation Discussion and Analysis—How were payment amounts and trigger events determined for termination or change in control?” For payments made in connection with termination under our pension and nonqualified deferred compensation plans, see “2010 Pension Benefits” and “2010 Nonqualified Deferred Compensation.”

Mr. Muller’s Employment Agreement

As described above, our employment agreement with Mr. Muller provides various benefits upon a qualifying termination of employment following a change in control. The agreement also provides various benefits without regard to whether a change in control has occurred. Upon termination of Mr. Muller’s employment by us without “cause” or by him for “good reason” (as described above in regard to his benefits under the agreement in respect of a termination of employment following a change in control) and further subject to his execution of a release of claims, he would receive the following benefits:

•	a payment equal to two times the sum of his base salary, his target bonus, the annual cost for life and long-term disability insurance for him, and the contribution for the preceding year under the legacy Mirant 401(k) plan and the Mirant Savings Plan;

•	a pro-rata payment of his annual target bonus;

•	full vesting of all equity incentive compensation awards, with the further provision that all stock options shall remain exercisable for their full remaining term;

•	18 months of continued coverage (for his spouse and dependents as well, if applicable) under our medical, dental and other group health benefits for senior executives at the same rates charged active executives; and

•	a lump sum amount equal to the employer cost (determined pursuant to certain assumptions set forth in the agreement) of an additional six months of coverage under the medical, dental and vision plans in which he participated.

We are required to execute a release of claims in favor of Mr. Muller. If we fail to do so, any release executed by him will cease to be of any effect, but he will continue to be eligible for the foregoing benefits.

Mr. Muller’s employment agreement also provides for benefits in the case of death or disability. In such event, he (or his estate, as the case may be) will be paid an amount equal to his pro-rata target bonus and there will be full vesting of all equity incentive compensation awards, with the further provision that all stock options shall remain exercisable for their full remaining term. Finally, upon Mr. Muller’s retirement (defined as any termination on or after the third anniversary of the Merger or such earlier date as the Board may determine), there will be full vesting of all his equity incentive compensation awards, with the further provision that all stock options shall remain exercisable for their full remaining term.

Compensation Risk

In early 2011, we assessed the risks relating to our employee-wide compensation policies and practices. Based on this assessment, we think that none of our policies or practices are reasonably likely to have a material adverse effect on us.

DIRECTOR COMPENSATION

In setting non-management director compensation, the Compensation Committee considers factors it deems appropriate, including market data provided by its independent compensation consultant, and recommends the form and amount of compensation to the Board for approval. In approving the GenOn 2010 Non-Employee Directors’ Compensation Plan, the Compensation Committee also considered Mirant’s historical director compensation program.

Prior to the effectiveness of the Merger on December 3, 2010, our non-management directors earned an annual cash retainer of $85,000, except the Chairman of the Board, who earned an annual cash retainer of $185,000. Committee chairpersons earned an additional annual cash retainer of $7,500 for each committee. Under the non-employee director compensation program then in effect, directors did not receive meeting fees unless the total number of all board and committee meetings attended exceeds 25 meetings in a calendar year, in which event they were to receive $2,000 for each additional meeting. Mr. Barnett exceeded the threshold by three meetings, and Ms. Perez and Mr. Silverstein exceeded the threshold by ten meetings. All cash retainers and meeting fees for 2010 were paid quarterly, in arrears, in April, July and October of 2010 and January 2011. In addition, each non-management director received an annual grant of immediately-vested restricted stock units with a value of $90,000 based on the average of the high and low stock prices on the grant date. The restricted stock units settled in connection with the Merger. In addition, the directors were permitted to choose in advance to have up to 33% of the restricted stock units settle in cash. The program provided target total compensation of approximately $175,000 ($275,000 for the Chairman of the Board), which was generally between the 50th and 75th percentile relative to our peer groups. The target pay mix was approximately 50% cash and 50% equity (excluding the additional retainers for the Chairman of the Board and committee chairs).

On December 3, 2010, our Board approved a revised compensation program for the Company’s non-employee directors, including the legacy Mirant directors joining our Board, that became effective upon approval. The GenOn 2010 Non-Employee Directors’ Compensation Program provides for target total compensation of $200,000 for the Lead Director and the Chairman of the Audit Committee, $190,000 for non-audit committee chairmen and $180,000 for non-employee directors who are not committee chairmen. These figures include an annual award of restricted stock units (the number of which are to be determined by dividing $95,000 by the fair market value of the Company’s common stock on the day following the annual meeting of the Company’s stockholders), a non-executive director retainer of $85,000, and additional retainers of $20,000 for the Lead Director and Chairman of the Audit Committee and $10,000 for non-audit committee chairmen. All cash retainers are paid quarterly, in arrears, in January, April, July and October for each plan year. In addition, each GenOn director received a pro-rated amount of the quarterly payment earned under the 2010 Non-Employee Directors’ Compensation Plan for the quarter ending December 31, 2010. The full GenOn 2010 Non-Employee Directors’ Compensation Program was filed as Exhibit 10.1 to the Company’s Form 8-K filed on December 7, 2010.

In December 2010, the Board adopted revised stock ownership guidelines for our non-management directors that are based on a multiple of each director’s annual cash retainer. See “Corporate Governance—Stock Ownership Guidelines and Mandatory Holding Periods.”

The following table summarizes compensation earned by or granted to our non-management directors during 2010. The table does not address compensation paid by Mirant to its non-management directors in respect to the period before the Merger. Messrs. Muller and Jacobs are not compensated for their director services.

					Change in
					Pension Value
					and
	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Cash	Awards(1)	Awards(2)	Compensation	Earnings	Compensation	Total

E. William Barnett	$105,198	$90,002	$11,853	$—	$—	$—	$207,053
Terry G. Dallas	6,698	—	—	—	—	—	6,698
Thomas H. Johnson	6,698	—	—	—	—	—	6,698
Steven L. Miller	201,563	90,002	8,529	—	—	—	300,094
Robert C. Murray	8,274	—	—	—	—	—	8,274
Laree E. Perez	111,698	90,002	11,853	—	—	—	213,553
Evan J. Silverstein	127,486	90,002	—	—	—	—	217,488
William L. Thacker	7,486	—	—	—	—	—	7,486

(1)	On May 19, 2010, Messrs. Barnett, Miller and Silverstein and Ms. Perez received a grant of 20,955 time-based restricted stock units with Messrs. Barnett and Silverstein electing to have 33% of the award settled with cash upon vesting. These amounts are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. These time-based restricted stock unit values were based on the fair value of our common stock on the grant date and do not represent amounts actually received by the directors. There were no outstanding unvested stock awards as of December 31, 2010.

(2)	Before their amendment in connection with the Merger, the terms of the stock options provided that upon completion of the Merger they would vest and be settled entirely in cash based on the excess value of the common stock over the respective stock option exercise prices on that date. As amended, the stock options vested in full upon completion of the Merger and remain outstanding subject to the same terms and conditions as otherwise applied prior to the Merger. The grant date fair market values for these awards represent the incremental fair value computed as of the modification date in accordance with FASB ASC Topic 718.

(3)	As of December 31, 2010, the outstanding option awards were: Mr. Barnett—15,000; Mr. Dallas—34,083; Mr. Johnson—34,083; Mr. Miller—10,000; Mr. Murray—34,083; Ms. Perez—15,000 and Mr. Thacker—34,083. The outstanding option awards for Messrs. Dallas, Johnson, Murray and Thacker give effect to the conversion of such awards into Company stock options in connection with the Merger.

AUDIT MATTERS

Report of the Audit Committee

The Audit Committee is responsible for overseeing our financial reporting process, including supervising the Company’s relationship with its independent registered public accounting firm, KPMG LLP, which reports directly to the Committee. In discharging its duties and responsibilities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements for the year ended December 31, 2010;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	reviewed and discussed with management and the independent registered public accounting firm management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s evaluation of the Company’s internal control over financial reporting;

•	received from the independent registered public accounting firm a formal written statement describing all relationships with the Company that might affect its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence;

•	considered whether the provision of non-audit services is compatible with maintaining the independent registered public accounting firm’s independence; and

•	concluded that the independent registered public accounting firm is independent from the Company and its management.

Management, under the oversight of the Audit Committee, is responsible for establishing and maintaining a system of internal control over financial reporting and for preparing the Company’s financial statements and reports in accordance with U.S. generally accepted accounting principles. Management represented to the Committee that the Company’s annual financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The independent registered public accounting firm is responsible for auditing the financial statements in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion on the conformity of the Company’s annual financial statements to U.S. generally accepted accounting principles. In addition, the independent registered public accounting firm expresses an opinion on the effectiveness of the Company’s internal control over financial reporting.

In reliance on the reviews and discussions noted above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Audit Committee,

Robert C. Murray (Chairperson)
Terry G. Dallas
Laree E. Perez
Evan J. Silverstein

Independent Auditors

The Audit Committee of our Board has appointed KPMG LLP as our independent registered public accounting firm. Representatives of KPMG LLP will be present at the Meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions from stockholders at the Meeting.

Principal Accounting Firm Fees

The following table shows the aggregate fees related to the audit and other services provided by KPMG LLP (in thousands) for the fiscal years ending December 31, 2010 and 2009. Amounts in the table for periods prior to the consummation of the Merger on December 3, 2010 reflect amounts paid by Mirant to KPMG LLP.

	2010	2009

Audit Fees	$5,867	$5,504
Audit-Related Fees	754	—
Tax Fees	—	—
All Other Fees	—	251
Total	$6,621	$5,755

Audit Fees.  This category includes fees and expenses related to the audit of the consolidated annual financial statements and the effectiveness of our internal controls over financial reporting. This category also includes the review of financial statements included in Mirant’s Quarterly Reports on Form 10-Q, the audits of various subsidiary financial statements required by statute or regulation, and services that are normally provided by the independent auditors in connection with regulatory filings or engagements, consultations provided on audit and accounting matters that arose during, or as a result of, the audits or the reviews of interim financial statements, and the preparation of any written communications on internal control matters.

Audit-Related Fees.  This category consists of accounting consulting, assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which during 2010 related to the Merger, and are not reported above under “Audit Fees.”

Tax Fees.  This category consists of professional services rendered for general tax consulting services.

All Other Fees.  This category consists of fees for services provided by KPMG LLP, other than fees for the services listed in the other categories.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Prior to the Merger, Mirant’s Audit Committee pre-approved all audit services and permissible non-audit services provided by KPMG LLP. As provided in the GenOn Energy, Inc. Audit Committee Charter, GenOn’s Audit Committee pre-approved all audit services and permissible non-audit services provided by KPMG LLP from the time of the Merger and for the remainder of the fiscal year 2010.

Rotation of Independent Auditors

The Audit Committee ensures the rotation of audit partners as required by law and periodically evaluates whether to change our independent auditors.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Meeting other than the items set forth in this proxy statement. The Board does not intend to bring any other matters before the meeting and has not been informed that any other matters are to be properly presented to the meeting by others. If other business is properly raised, your proxy authorizes the Proxy Holders to vote as they think best, unless authority to do so is withheld by you in your proxy.

DATES FOR SUBMISSION OF STOCKHOLDER PROPOSALS & NOMINATIONS
FOR 2012 ANNUAL MEETING

In order for stockholder proposals submitted under Rule 14a-8 of the Exchange Act to be presented at our 2012 annual meeting of stockholders and included in our proxy statement and form of proxy relating to that meeting, the proposals must be received by 5:00 p.m. Central Time on November 22, 2011 to our Corporate Secretary via mail to GenOn Energy, Inc., P.O. Box 3795, Houston, Texas 77253. Any change of address will be posted on our website at www.genon.com, which stockholders should verify prior to any mailing to our Corporate Secretary.

In addition, stockholders may present business at a stockholder meeting without having submitted the proposal under Rule 14a-8 as discussed above. For business to be properly brought or nominations of persons for election to our board to be properly made at the time of the 2012 annual meeting of stockholders, notice must be received by our Corporate Secretary at the address in the preceding paragraph, or as may be updated on our website, between January 5, 2012 and 5:00 p.m. Central Time on February 4, 2012. As provided in our bylaws, after 5:00 p.m. Central Time on February 4, 2012, notice of a stockholder proposal or nomination will be considered untimely. If, however, our 2012 annual meeting of stockholders is called for a date that is not within 25 days before or after May 4, 2012, notice must be received by our Corporate Secretary at the address in the preceding paragraph, or as may be updated on our website, no later than 5:00 p.m. Central Time on the tenth day following the day on which notice of the date of our 2012 annual meeting of stockholders is mailed or public disclosure of that date is made, whichever occurs first. In each case, the notice must comply with the requirements of Article II, Section 11 or Article III, Section 4 of our bylaws, as applicable, and indicate whether the stockholder intends to deliver or otherwise solicit proxies in support of the proposal or nomination. A copy of our bylaws may be obtained upon written request to our Corporate Secretary.

SOLICITATION OF PROXIES

We will bear all expenses of this proxy solicitation, including the cost of preparing and distributing this proxy statement. In addition to solicitation by use of electronic means and the mail, proxies and voting instructions may be solicited by some of our directors, executives and employees by further mailing, telephone, facsimile or personal contact. Such directors, executives and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We have retained Innisfree M&A Incorporated, 501 Madison Avenue—20th Floor, New York, New York, 10022, to aid in the solicitation of votes. For these services, we will pay Innisfree a fee of $15,000 and reimburse it for certain expenses. In addition, we will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy materials to the beneficial owners of our common stock.

ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2010 accompanies the materials delivered to stockholders who request proxy materials by mail or email. The annual report may also be read, downloaded and printed at www.genon.com/investors/investors-sec-filings.aspx. The annual report is not a part of the proxy solicitation material.

ADDITIONAL INFORMATION ABOUT US

From time to time, we receive calls from stockholders asking how to obtain additional information about us. If you would like to receive information about us, you may use one of the following methods:

•	Our website, located at www.genon.com, contains operational data as well as press releases, job listings and a link to our investor relations page. Any updates to our contact information are made on our website. The investor relations page of our website contains our earnings releases, financial information and stock quotes, as well as links to our SEC filings.

•	You may read and copy the proxy statement at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain further information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website located at www.sec.gov.

•	To have information, such as our latest quarterly earnings release, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Corporate Governance Guidelines, charters of our Board committees or Code of Ethics and Business Conduct, mailed to you, please contact investor relations at (832) 357-7000 or via our website located at www.genon.com/investors/investors-information-request.aspx.

Annex A

CERTIFICATE OF AMENDMENT
OF
THIRD RESTATED CERTIFICATE OF INCORPORATION
OF
GENON ENERGY, INC.

GENON ENERGY, INC., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”) DOES HEREBY CERTIFY THAT:

FIRST:  At a meeting of the Board of Directors of the Corporation held on February 24, 2011, the Board of Directors of the Corporation adopted resolutions that declared advisable and recommended to the stockholders of the Corporation the following amendment to the Corporation’s Third Restated Certificate of Incorporation and directed that said amendment be submitted to the Corporation’s stockholders for their consent and approval at the Annual Meeting of Stockholders on May 3, 2011. The amendment adds an Article Twelve to the Corporation’s Third Restated Certificate of Incorporation to read in its entirety as follows:

ARTICLE TWELVE — RESTRICTIONS ON TRANSFER OF SHARES
Part I — Definitions

As used in this Article Twelve, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Section 382 or the Treasury Regulations thereunder shall include any successor provisions):

(a) “4.99-percent Transaction” means any Transfer described in clause (a) or (b) of Part II of this Article Twelve.

(b) “4.99-percent Stockholder” a Person who owns a Percentage Stock Ownership equal to or exceeding 4.99% of the Corporation’s then-outstanding Stock, whether directly or indirectly, including Stock such Person would be deemed to constructively own, pursuant to Section 382 of the Code or any successor provision or replacement provision and the applicable Treasury Regulations thereunder.

(c) “Agent” has the meaning set forth in Part V of this Article Twelve.

(d) “Board of Directors” or “Board” means the board of directors of the Corporation.

(e) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(f) “Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in Section 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Securities of the Corporation.

(g) “Effective Date” means the date of filing of this Certificate of Amendment of Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

(h) “Excess Securities” has the meaning given such term in Part IV of this Article Twelve.

(i) “Expiration Date” means the earlier of (i) the close of business on May 3, 2014, (ii) the date on which the Board of Directors determines that this Article Twelve is no longer necessary or desirable for the preservation of Tax Benefits because of the repeal of Section 382 of the Code or any successor statute, (iii) the date on which the Board of Directors determines that no Tax Benefits may be carried forward, and (iv) such date as the Board of Directors otherwise determines that this Article Twelve is no longer necessary or desirable.

(j) “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k).

(k) “Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i); and includes any successor (by merger or otherwise) of such entity.

(l) “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(m) “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article Twelve.

(n) “Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

(o) “Purported Transferee” has the meaning set forth in Part IV of this Article Twelve.

(p) “Securities” and “Security” each has the meaning set forth in Part VII of this Article Twelve.

(q) “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

(r) “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Code or any successor provision or replacement provision and the applicable Treasury Regulations thereunder.

(s) “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.

(t) “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a person, other than the Corporation, that alters the Percentage Stock Ownership of any Person. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-4(d)). In any event, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

(u) “Transferee” means any Person to whom Corporation Securities are Transferred.

(v) “Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.

Part II — Transfer and Ownership Restrictions

In order to preserve the Tax Benefits, from and after the Effective Date of this Article Twelve any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date, shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.99-percent Stockholder or (b) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder would be increased.

Part III — Exceptions

(a) Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treasury Regulation § 1.382-2T(j)(3)(i)) shall be permitted.

(b) The restrictions set forth in Part II of this Article Twelve shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Part III of Article Twelve, the Board of Directors, may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer will not result in a limitation on the use of the Tax

Benefits as a result of the application of Section 382 of the Code; provided that the Board may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article Twelve through duly authorized officers or agents of the Corporation. Nothing in this Part III of this Article Twelve shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

Part IV — Excess Securities

(a) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Part V of this Article Twelve or until an approval is obtained under Part III of this Article Twelve. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of Parts IV or V of this Article Twelve shall also be a Prohibited Transfer.

(b) The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article Twelve, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article Twelve as a condition to registering any Transfer.

Part V — Transfer to Agent

If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Part VI of this Article Twelve if the Agent rather than the Purported Transferee had resold the Excess Securities.

Part VI — Application of Proceeds and Prohibited Distributions

The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined in the discretion of the Board of Directors; and (c) third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Part VI of Article Twelve. In no event shall the proceeds of any sale of Excess Securities pursuant to this Part VI of Article Twelve inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

Part VII — Modification Of Remedies For Certain Transfers

In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a ‘‘Security”) but which would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article Twelve, the application of Parts V and VI of this Article Twelve shall be modified as described in this Part VII of this Article Twelve. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Securities is attributed to such 4.99-percent Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article Twelve. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Parts V and VI of this Article Twelve, except that the maximum aggregate amount payable either to such 4.99-percent Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Part VII of Article Twelve is to extend the restrictions in Part II and V of this Article Twelve to situations in which there is a 4.99-percent Transaction without a direct Transfer of Securities, and this Part VII of Article Twelve, along with the other provisions of this Article Twelve, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

Part VIII — Legal Proceedings; Prompt Enforcement

If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Part V of this Article Twelve (whether or not made within the time specified in Part V of this Article Twelve), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Part VIII of Article Twelve shall (1) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article Twelve being void ab initio, (2) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (3) cause any failure of the Corporation to act within the time periods set forth in Part V of this Article Twelve to constitute a waiver or loss of any right of the Corporation under this Article Twelve. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article Twelve.

Part IX — Liability

To the fullest extent permitted by law, any stockholder subject to the provisions of this Article Twelve who knowingly violates the provisions of this Article Twelve and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

Part X — Obligation to Provide Information

As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article Twelve or the status of the Tax Benefits of the Corporation.

Part XI — Legends

The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article Twelve bear the following legend:

“THE CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A 4.99 PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION’S CERTIFICATE OF INCORPORATION TO CAUSE THE 4.99 PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Part III of this Article Twelve also bear a conspicuous legend referencing the applicable restrictions.

Part XII — Authority of Board of Directors

(a) The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article Twelve, including, without limitation, (1) the identification of 4.99-percent Stockholders, (2) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of

any 4.99-percent Stockholder, (4) whether an instrument constitutes a Corporation Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Part VI of this Article Twelve, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article Twelve. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article Twelve for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article Twelve.

(b) Nothing contained in this Article Twelve shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits.

(c) In the case of an ambiguity in the application of any of the provisions of this Article Twelve, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article Twelve requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article Twelve. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article Twelve. The Board of Directors may delegate all or any portion of its duties and powers under this Article Twelve to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article Twelve through duly authorized officers or agents of the Corporation. Nothing in this Article Twelve shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

Part XIII — Reliance

To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent registered public accountants, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article Twelve. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), including any disclaimers of beneficial ownership contained therein, as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

Part XIV — Benefits of This Article Twelve

Nothing in this Article Twelve shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article Twelve. This Article Twelve shall be for the sole and exclusive benefit of the Corporation and the Agent.

Part XV — Severability

The purpose of this Article Twelve is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article Twelve or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article Twelve.

Part XVI — Waiver

With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article Twelve, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

SECOND:  At the Annual Meeting of Stockholders on May 3, 2011, held pursuant to the notice required by Section 222 of the Delaware General Corporation Law, not less than a majority of the outstanding shares of stock entitled to vote thereon approved the foregoing amendment to add an Article Twelve to the Corporation’s Third Restated Certificate of Incorporation.

THIRD:  The aforementioned amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed, under penalty of perjury, by Edward R. Muller, its Chairman and Chief Executive Officer], and attested by Michael L. Jines, its Secretary, on May [  ], 2011, and does confirm that this Certificate of Amendment is the act and deed of the Corporation and that the statements made herein are true.

/s/

Chairman of the Board and Chief Executive
Officer

ATTEST: /s/

Secretary

Annex B1

Rights Agreement between GenOn Energy, Inc. (successor to Reliant Resources, Inc.)
and JPMorgan Chase Bank, N.A. (successor to The Chase Manhattan Bank) as Rights Agent, dated as of January 15, 2001

RELIANT RESOURCES, INC.
AND
THE CHASE MANHATTAN BANK,
RIGHTS AGENT

RIGHTS AGREEMENT
DATED AS OF JANUARY 15, 2001

B1-1

Page

Section 1.	Certain Definitions	B1-3
Section 2.	Appointment of Rights Agent	B1-7
Section 3.	Issue of Rights Certificates	B1-8
Section 4.	Form of Rights Certificates	B1-9
Section 5.	Countersignature and Registration	B1-9
Section 6.	Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates	B1-9
Section 7.	Exercise of Rights; Purchase Price	B1-10
Section 8.	Cancellation and Destruction of Rights Certificates	B1-11
Section 9.	Reservation and Availability of Capital Stock	B1-11
Section 10.	Preferred Stock Record Date	B1-12
Section 11.	Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights	B1-13
Section 12.	Certificate of Adjusted Purchase Price or Number of Shares	B1-17
Section 13.	Consolidation, Merger or Sale or Transfer of Assets or Earning Power	B1-18
Section 14.	Fractional Rights and Fractional Shares	B1-19
Section 15.	Rights of Action	B1-20
Section 16.	Agreement of Rights Holders	B1-20
Section 17.	Rights Certificate Holder Not Deemed a Stockholder	B1-21
Section 18.	Concerning the Rights Agent	B1-21
Section 19.	Merger or Consolidation or Change of Name of Rights Agent	B1-21
Section 20.	Duties of Rights Agent	B1-22
Section 21.	Change of Rights Agent	B1-23
Section 22.	Issuance of New Rights Certificates	B1-23
Section 23.	Redemption and Termination	B1-24
Section 24.	Exchange	B1-24
Section 25.	Notice of Certain Events	B1-25
Section 26.	Notices	B1-25
Section 27.	Supplements and Amendments	B1-26
Section 28.	Successors	B1-26
Section 29.	Determinations and Actions by the Board of Directors, etc.	B1-26
Section 30.	Benefits of this Agreement	B1-27
Section 31.	Severability	B1-27
Section 32.	Governing Law	B1-27
Section 33.	Counterparts	B1-27
Section 34.	Descriptive Headings	B1-27

Exhibit A — Description of Series A Preferred Stock from Article Four of Restated Certificate of Incorporation of Reliant Resources, Inc.		B1-29
Exhibit B — Form of Rights Certificate		B1-34
Exhibit C — Summary of Rights to Purchase Preferred Stock		B1-41

B1-2

RIGHTS AGREEMENT

This Rights Agreement, dated as of January 15, 2001 (the “Agreement”), between Reliant Resources, Inc., a Delaware corporation (the “Company”), and The Chase Manhattan Bank, a New York state bank (the “Rights Agent”),

WITNESSETH:

WHEREAS, effective as of April 27, 2001 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend of one Right for each share of common stock, par value $.001 per share, of the Company (the “Common Stock”) outstanding at the close of business on April 27, 2001 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock of the Company issued (whether originally issued or delivered from the Company’s treasury) between the Record Date and the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined), and, in certain circumstances provided for in Section 22 hereof, after the Distribution Date, each Right initially representing the right to purchase one Fractional Share (as hereinafter defined) of Series A Preferred Stock of the Company, upon the terms and subject to the conditions hereinafter set forth (the “Rights”);

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.  Certain Definitions.  For purposes of this Agreement, the following terms shall have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include any Exempt Person; provided, however, that a Person shall not be or become an Acquiring Person if such Person, together with its Affiliates and Associates, shall become the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of Common Stock by the Company, unless and until such time as such Person or any Affiliate or Associate of such Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock shall become an Affiliate or Associate of such Person, unless, in either such case, such Person, together with all Affiliates and Associates of such Person, is not then the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding; and provided, further, that if the Board of Directors, with the concurrence of a majority of the members of the Board of Directors who are not, and are not representatives, nominees, Affiliates or Associates of, such Person or an Acquiring Person, determines in good faith that a Person that would otherwise be an “Acquiring Person” has become such inadvertently (including, without limitation, because (i) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be -1- an “Acquiring Person” or (ii) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing or influencing control of the Company, and if such Person as promptly as practicable divested or divests itself of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person,” then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement.

Notwithstanding anything in this definition of “Acquiring Person” to the contrary, so long as Reliant Energy, together with all Affiliates and Associates of such Person, remains the Beneficial Owner of 15% or more of the outstanding shares of Common Stock, Reliant Energy and any of its Affiliates or Associates shall not be or become an Acquiring Person unless and until such Person, together with all Affiliates and Associates of such Person (other than the Company and its subsidiaries), becomes the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock shall become an Affiliate or Associate of such Person unless, such Person, together with all

B1-3

Affiliates and Associates of such Person (other than the Company and its subsidiaries), is not then the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding. In addition, notwithstanding anything in this definition of “Acquiring Person” to the contrary, any Person who acquires 15% or more of the outstanding shares of Common Stock from Reliant Energy and its Affiliates or Associates shall not be or become an Acquiring Person unless and until such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock shall become an Affiliate or Associate of such Person unless, such Person, together with all Affiliates and Associates of such Person, is not then the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding.

At any time that the Rights are redeemable, the Board of Directors may, generally or with respect to any specified Person or Persons, determine to increase to a specified percentage greater than that set forth herein or decrease to a specified percentage lower than that set forth herein or determine a number of shares to be (but in no event less than or equal to the percentage or number of shares of Common Stock then beneficially owned by such Person), the level of Beneficial Ownership of Common Stock at which a Person or such Person or Persons becomes an Acquiring Person.

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement; provided, however, that no Person shall be deemed an “Affiliate” of Reliant Energy solely by virtue of being an officer or director of Reliant Energy unless and until such officer or director, as the case may be, and Reliant Energy (or an Affiliate or Associate of Reliant Energy) (i) have any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (i) of the definition of “Beneficial Owner”) or disposing of any voting securities of the Company or (ii) are members of any group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement) with respect to the Company or securities of the Company.

“Associate” shall mean, with reference to any Person, (1) any corporation, firm, partnership, association, unincorporated organization or other entity (other than the Company or a Subsidiary of the Company) of which such Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (2) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (3) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:

(i) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, is the “beneficial owner” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement) or otherwise has the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a-2(b)(2) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right or obligation to acquire (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or

B1-4

otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) or (p) hereof in connection with an adjustment made with respect to any Original Rights; or

(iii) that are beneficially owned, directly or indirectly, by (A) any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (i) of this definition) or disposing of any voting securities of the Company or (B) any group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement) of which such Person is a member; provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting (including, without limitation, securities acquired pursuant to stabilizing transactions to facilitate a public offering in accordance with Regulation M promulgated under the Exchange Act, or to cover overallotments created in connection with a public offering) until the expiration of forty days after the date of such acquisition. For purposes of this Agreement, “voting” a security shall include voting, granting a proxy, acting by consent, making a request or demand relating to corporate action (including, without limitation, calling a stockholder meeting), entering into a voting trust or voting agreement or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act, as in effect on the date of this Agreement) in respect of such security.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or Texas are authorized or obligated by law or executive order to close.

“Close of business” on any given date shall mean 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

“Closing Price” of a security for any day shall mean the last sales price, regular way, on such day or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, in either case as reported in the principal transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on any national securities exchange but sales price information is reported for such security, as reported by Nasdaq or such other self-regulatory organization or registered securities information processor (as such terms are used under the Exchange Act) that then reports information concerning such security, or, if sales price information is not so reported, the average of the high bid and low asked prices in the over-the-counter market on such day, as reported by Nasdaq or such other entity, or, if on such day such security is not quoted by any such entity, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company.

If on such day no market maker is making a market in such security, the fair value of such security on such day as determined in good faith by the Board of Directors of the Company shall be used.

“Common Stock” shall mean the common stock, par value $.001 per share, of the Company, except that “Common Stock” when used with reference to equity interests issued by any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

B1-5

“Company” shall mean the Person named as the “Company” in the preamble of this Agreement until a successor Person shall have become such or until a Principal Party shall assume, and thereafter be liable for, all obligations and duties of the Company hereunder, pursuant to the applicable provisions of this Agreement, and thereafter “Company” shall mean such successor Person or Principal Party.

“Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Distribution Date” shall mean the earlier of (i) the close of business on the tenth day (or, if such Stock Acquisition Date results from the consummation of a Permitted Offer, such later date as may be determined by the Company’s Board of Directors as set forth below at any time when the Rights are redeemable) after the Stock Acquisition Date or (ii) the close of business on the tenth Business Day (or such later date as may be determined by the Company’s Board of Directors as set forth below before the Distribution Date occurs) after the date that a tender offer or exchange offer by any Person (other than any Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act as then in effect, if upon consummation thereof, such Person would be an Acquiring Person, other than a tender or exchange offer that is determined before the Distribution Date occurs to be a Permitted Offer. The Board of Directors of the Company may, to the extent set forth in the preceding sentence, defer the date set forth in clause (i) or (ii) of the preceding sentence to a specified later date or to an unspecified later date to be determined by a subsequent action or event (but in no event to a date later than the close of business on the tenth day after the first occurrence of a Triggering Event).

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Ratio” shall have the meaning set forth in Section 24 hereof.

“Exempt Person” shall mean the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or any Subsidiary of the Company.

“Expiration Date” shall mean the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which the Rights expire pursuant to Section 13(d) hereof and (iv) the time at which all Rights then outstanding and exercisable are exchanged pursuant to Section 24 hereof.

“Final Expiration Date” shall mean the close of business on January 15, 2011.

“Flip-In Event” shall mean an event described in Section 11(a)(ii) hereof.

“Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Flip-Over Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof, but excluding any transaction described in Section 13(d) hereof that causes the Rights to expire.

“Fractional Share” with respect to the Preferred Stock shall mean one one-thousandth of a share of Preferred Stock.

“Nasdaq” shall mean the National Association of Securities Dealers, Inc. Automated Quotations System.

“Original Rights” shall have the meaning set forth in the definition of “Beneficial Owner.”

“Permitted Offer” shall mean a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined, prior to the time the Person making the offer or any Affiliate or Associate thereof is an Acquiring Person, by at least a majority of the members of the Board of Directors who are not officers or employees of the Company and who are not, and are not representatives, nominees, Affiliates or Associates of, an Acquiring Person or the Person making the offer, after receiving advice from one or more investment banking firms, to be (a) at a price and on terms that are fair to stockholders (taking into account all factors that such members of the Board deem relevant including, without limitation, prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders.

B1-6

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity or any group of Persons acting in concert.

“Preferred Stock” shall mean shares of Series A Preferred Stock, par value $.001 per share, of the Company having the rights, powers and preferences set forth in Article Four of the Company’s Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit A and, to the extent that there is not a sufficient number of shares of Series A Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Preferred Stock.

“Principal Party” shall have the meaning set forth in Section 13(b) hereof.

“Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

“Record Date” shall have the meaning set forth in the recitals clause at the beginning of this Agreement.

“Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

“Reliant Energy” shall mean Reliant Energy, Incorporated, a Texas corporation, and its successors.

“Rights” shall have the meaning set forth in the recitals clause at the beginning of this Agreement.

“Rights Agent” shall mean the Person named as the “Rights Agent” in the preamble of this Agreement until a successor Rights Agent shall have become such pursuant to the applicable provisions hereof, and thereafter “Rights Agent” shall mean such successor Rights Agent. If at any time there is more than one Person appointed by the Company as Rights Agent pursuant to the applicable provisions of this Agreement, “Rights Agent” shall mean and include each such Person.

“Rights Certificates” shall mean the certificates evidencing the Rights.

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals clause at the beginning of this Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition and Section 23, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

“Subsidiary” shall mean, with reference to any Person, any corporation or other Person of which an amount of voting securities sufficient to elect at least a majority of the directors or other persons performing similar functions is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Summary of Rights” shall mean the Summary of Rights sent pursuant to Section 3(b) hereof.

“Trading Day” with respect to a security shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business, or, if such security is not listed or admitted to trading on any national securities exchange but is quoted by Nasdaq, a day on which Nasdaq reports trades, or, if such security is not so quoted, a Business Day.

“Triggering Event” shall mean any Flip-In Event or any Flip-Over Event.

Section 2.  Appointment of Rights Agent.  The Company hereby appoints the Rights Agent (i) to act as agent for the Company and (ii) to take certain actions in respect of the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) (although it is expressly agreed that the Rights Agent shall not act as agent for such holders) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

B1-7

Section 3.  Issue of Rights Certificates.

(a) Until the Distribution Date, (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Stock registered in the names of the holders of the Common Stock and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date (other than any Person referred to in the first sentence of Section 7(e)), at the address of such holder shown on the records of the Company, one or more Rights Certificates, evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b) Promptly following the Record Date, the Company will send a copy of a Summary of Rights, in substantially the form attached to this Agreement as Exhibit C, by first-class, postage prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date or the earlier surrender for transfer thereof or the Expiration Date, the Rights associated with the shares of Common Stock represented by such certificates shall be evidenced by such certificates for Common Stock, and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any of the certificates for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

(c) Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or delivered from the Company’s treasury) on or after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for shares of Common Stock that shall so become outstanding or shall be transferred or exchanged on or after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date shall also be deemed to be certificates for Rights, and shall bear the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Reliant Resources, Inc. (the “Company”) and The Chase Manhattan Bank (the “Rights Agent”) dated as of January 15, 2001, as it may from time to time be supplemented or amended (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), AND CERTAIN TRANSFEREES THEREOF, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

With respect to such certificates containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

B1-8

Section 4.  Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever issued, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of Fractional Shares of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per Fractional Share (or, as set forth in this Agreement, for other securities), the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights beneficially owned by a Person described in the first sentence of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any such Rights, shall contain (to the extent feasible) the following legend, modified as applicable to apply to such Person:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby [will] [have] become null and void in the circumstances and with the effect specified in Section 7(e) of such Agreement. The provisions of Section 7(e) of this Agreement shall be operative whether or not the foregoing legend is contained on any such Rights Certificate. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person or any Associate or Affiliate thereof.

Section 5.  Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof, which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at the office or offices designated by the Rights Agent as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6.  Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e), Section 13(d), Section 14 and Section 24 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Rights Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of Fractional Shares of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitled such holder (or former holder in the case of a

B1-9

transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office or offices designated by the Rights Agent for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or of the Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 13(d), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment by the holder of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Rights Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will, subject to Section 4(b), Section 7(e), Section 13(d), Section 14 and Section 24, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.  Exercise of Rights; Purchase Price.

(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly completed and executed, to the Rights Agent at the office or offices designated by the Rights Agent for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of Fractional Shares of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the Expiration Date.

(b) The Purchase Price for each Fractional Share of Preferred Stock pursuant to the exercise of a Right shall initially be $150, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per Fractional Share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i)(A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of Fractional Shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing interests in such number of Fractional Shares of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of Fractional Shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made in cash or by certified check, cashier’s or official bank check or bank draft payable to the order of the Company or the Rights Agent. In the event that the Company is obligated to issue other securities (including Common

B1-10

Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) or Section 13(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise fewer than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event, any Rights beneficially owned by or transferred to (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person other than any such Person that became such pursuant to a Permitted Offer and the Board of Directors in good faith determines was not involved in and did not cause or facilitate, directly or indirectly, such Triggering Event, (ii) a direct or indirect transferee of such Rights from such Acquiring Person (or any such Associate or Affiliate) who becomes a transferee after such Triggering Event or (iii) a direct or indirect transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Triggering Event and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from such Acquiring Person (or such Affiliate or Associate) to holders of equity interests in such Acquiring Person (or such Affiliate or Associate) or to any Person with whom such Acquiring Person (or such Affiliate or Associate) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors of the Company determines is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action, no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise, and such Rights shall not be transferable. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.  Cancellation and Destruction of Rights Certificates.  All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.  Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

B1-11

(b) So long as any shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights are listed on any national securities exchange or quoted on any trading system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, or quoted on such system, upon official notice of issuance upon such exercise. Following the occurrence of a Triggering Event, the Company will use its best efforts to list (or continue the listing of) the Rights and the securities issuable and deliverable upon the exercise of the Rights on one or more national securities exchanges or to cause the Rights and the securities purchasable upon exercise of the Rights to be reported by Nasdaq or such other transaction reporting system then in use.

(c) The Company shall use its best efforts to (i) prepare and file, as soon as practicable following the first occurrence of a Flip-In Event or, if applicable, as soon as practicable following the earliest date after the first occurrence of a Flip-In Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined pursuant to this Agreement (including in accordance with Section 11(a)(iii) hereof), a registration statement on an appropriate form under the Securities Act with respect to the securities purchasable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. In addition, if the Company shall determine that the Securities Act requires an effective registration statement under the Securities Act following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as such a registration statement has been declared effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or any required registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Fractional Shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of Fractional Shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of Fractional Shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of Fractional Shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10.  Preferred Stock Record Date.  Each Person in whose name any certificate for a number of Fractional Shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares (fractional or otherwise) of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of

B1-12

such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.  Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.   The Purchase Price, the number and kind of shares or other securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)(i) In the event the Company shall at any time after the Rights Dividend Declaration Date (A) declare a dividend on the outstanding shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares or (D)otherwise reclassify the outstanding shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock or other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock or other securities, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to Sections 23 and 24 of this Agreement, in the event any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is (1) a Flip-Over Event or (2) an acquisition of shares of Common Stock pursuant to a Permitted Offer (provided that this clause (2) shall cease to apply if such Acquiring Person thereafter becomes the Beneficial Owner of any additional shares of Common Stock other than pursuant to such Permitted Offer or a transaction set forth in Section 13(a) or 13(d) hereof), then, unless applicable law prohibits the enforcement of the first sentence of Section 7(e), (x) the Purchase Price shall be adjusted to be the Purchase Price immediately prior to the first occurrence of a Flip-In Event multiplied by the number of Fractional Shares of Preferred Stock for which a Right was exercisable immediately prior to such first occurrence and (y) each holder of a Right (except as provided below in Section 11(a)(iii) and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price in accordance with the terms of this Agreement, in lieu of shares of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by dividing the Purchase Price by 50% of the Current Market Price per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall be further adjusted as provided in this Agreement to reflect any events occurring after the date of such first occurrence.

(iii) In the event that the number of shares of Common Stock that are authorized by the Company’s certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall, to the extent permitted by applicable law and regulation, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (computed using the Current Market Price used to determine the number of Adjustment Shares) (the “Current Value”) over (2) the Purchase Price (such excess is herein referred to as the “Spread”), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon the exercise of the Rights and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock (including, without limitation, the Preferred Stock) that the Board of Directors of the Company has determined to have the same value as shares of Common Stock (such shares of preferred stock are herein referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets or (6) any combination

B1-13

of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within 30 days following the first occurrence of a Flip-In Event (the “Flip-In Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Flip-In Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that the Company or the Board of Directors determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price per share of the Common Stock on the Flip-In Trigger Date and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock that the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such

B1-14

subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.

(d)(i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of Common Stock of a Person on any date shall be deemed to be the average of the daily Closing Prices per share of such Common Stock for the 30 consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of such Common Stock for the 10 consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement of (A) a dividend or distribution on such Common Stock other than a regular quarterly cash dividend or the dividend of the Rights, or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, shall not have occurred prior to the commencement of the requisite 30 Trading Day or 10 Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. If the Common Stock is not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per share (or Fractional Share) of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share (or Fractional Share) of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “Current Market Price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Fractional Share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 1000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or to the nearest ten-thousandth of a Fractional Share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive in respect of such Right any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (f), (g), (h), (i), (j), (k) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Fractional Shares of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

B1-15

(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Fractional Shares of Preferred Stock (calculated to the nearest one ten-thousandth of a Fractional Share) obtained by (i) multiplying (x) the number of Fractional Shares of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in lieu of any adjustment in the number of Fractional Shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Fractional Shares of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of Fractional Shares of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per Fractional Share and the number of Fractional Shares that were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, or the stated capital of the number of Fractional Shares of Preferred Stock or of the number of shares of Common Stock or other securities issuable upon exercise of a Right, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of Fractional Shares of Preferred Stock or such number of shares of Common Stock or other securities at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Fractional Shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of Fractional Shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares(fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred

B1-16

Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11 hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time that there is an Acquiring Person, (i) consolidate with any other Person, (ii) merge with or into or be acquired pursuant to a share exchange by any other Person, or (iii) sell, lease or transfer (or permit one or more Subsidiaries to sell, lease or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons, if (x) at the time of or immediately after such consolidation, merger, share exchange, sale, lease or transfer there are any rights, warrants or other instruments or securities of the Company or any other Person outstanding or agreements, arrangements or understandings in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, share exchange, sale, lease or transfer, the stockholders or other equity owners of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (z) the identity, form or nature of organization of the Principal Party (including without limitation the selection of the Person that will be the Principal Party as a result of the Company’s entering into one or more consolidations, mergers, share exchanges, sales, leases, transfers or transactions with more than one party) would preclude or limit the exercise of Rights or otherwise diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if the purpose of such action is to, or if at the time such action is taken it is reasonably foreseeable that such action will, diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(p) Notwithstanding Section 3(c) hereof or any other provision of this Agreement to the contrary, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares or (iv) otherwise reclassify the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction (the “Adjustment Fraction”) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. In lieu of such adjustment in the number of Rights associated with one share of Common Stock, the Company may elect to adjust the number of Fractional Shares of Preferred Stock purchasable upon the exercise of one Right and the Purchase Price. If the Company makes such election, the number of Rights associated with one share of Common Stock shall remain unchanged, and the number of Fractional Shares of Preferred Stock purchasable upon exercise of one Right and the Purchase Price shall be proportionately adjusted so that (i) the number of Fractional Shares of Preferred Stock purchasable upon exercise of a Right following such adjustment shall equal the product of the number of Fractional Shares of Preferred Stock purchasable upon exercise of a Right immediately prior to such adjustment multiplied by the Adjustment Fraction and (ii) the Purchase Price following such adjustment shall equal the product of the Purchase Price immediately prior to such adjustment multiplied by the Adjustment Fraction.

Section 12.  Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) mail a brief summary thereof to each registered holder of a Rights Certificate (or, if prior to the Distribution Date, to each registered

B1-17

holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13.  Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) In the event that, from and after the time an Acquiring Person has become such, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person, and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger, or the Company shall be party to a share exchange, and, in connection with such consolidation or merger or share exchange, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (z) the Company shall sell, lease or otherwise transfer (or one or more of its Subsidiaries shall sell, lease or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any wholly owned Subsidiary of the Company or any combination thereof in one or more transactions each of which complies (and all of which together comply) with Section 11(o) hereof), then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that: (i) the Purchase Price shall be adjusted to be the Purchase Price immediately prior to the first occurrence of a Triggering Event multiplied by the number of Fractional Shares of Preferred Stock for which a Right was exercisable immediately prior to such first occurrence; (ii) on and after the Distribution Date, each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price in accordance with the terms of this Agreement, in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by dividing the Purchase Price by 50% of the Current Market Price per share of the Common Stock of such Principal Party on the date of consummation of such Flip-Over Event; provided that the Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in this Agreement to reflect any events occurring after the date of such first occurrence of a Triggering Event or after the date of such Flip-Over Event, as applicable; (iii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Agreement;(iv) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Flip-Over Event; (v) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (vi) the provisions of Section 11(a)(ii) hereof shall be of no effect following the occurrence of any Flip-Over Event.

(b) “Principal Party” shall mean

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), (A) the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation or share exchange, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value, or (B) if no securities are so issued, (x) the Person that survives such consolidation or is the other party to the merger and survives such merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives); and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred, or if the Person receiving the greatest portion of the assets or earning power cannot be determined, the Person the Common Stock of which has the greatest aggregate market value; provided, however, that in any such case, if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month

B1-18

period registered under Section 12 of the Exchange Act, and if (1) such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (2) such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of all of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (3) such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a “Subsidiary” of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any Flip-Over Event unless each Principal Party (or Person that may become a Principal Party as a result of such Flip-Over Event) shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and each such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of such Flip-Over Event, the Principal Party at its own expense will

(i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

(ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the “blue sky” laws of such jurisdictions as may be necessary or appropriate;

(iii) use its best efforts, if the Common Stock of the Principal Party is or shall become listed on a national securities exchange, to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on such securities exchange and, if the Common Stock of the Principal Party shall not be listed on a national securities exchange, to cause the Rights and the securities purchasable upon exercise of the Rights to be reported by Nasdaq or such other transaction reporting system then in use; and

(iv) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip-Over Event shall occur at any time after the occurrence of a Flip-In Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

(d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a Permitted Offer (or a wholly owned Subsidiary of any such Person or Persons), (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of Common Stock whose shares were purchased pursuant to such Permitted Offer, and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such Permitted Offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

Section 14.  Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates or scrip evidencing fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Closing Price of one Right for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

B1-19

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than, except as provided in Section 7(c) hereof, fractions that are integral multiples of a Fractional Share of Preferred Stock) upon exercise of the Rights or to distribute certificates or scrip evidencing fractional shares of Preferred Stock (other than, except as provided in Section 7(c) hereof, fractions that are integral multiples of a Fractional Share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of a Fractional Share of Preferred Stock may, at the election of the Company in its sole discretion, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares of Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of a Fractional Share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of one one-thousandth of the Closing Price of a share of Preferred Stock for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates or scrip evidencing fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Closing Price of one share of Common Stock for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15.  Rights of Action.  All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock) and, where applicable, the Company; and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. After a Triggering Event, holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce the provisions of this Agreement.

Section 16.  Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by Rights Certificates and will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Rights Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office or offices designated by the Rights Agent for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the form of assignment set forth on the reverse side thereof and the certificate contained therein duly completed and fully executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and

B1-20

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17.  Rights Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of Fractional Shares of Preferred Stock or any other securities of the Company that may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.  Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other reasonable disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it, after proper inquiry or examination, to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons.

Section 19.  Merger or Consolidation or Change of Name of Rights Agent.

(a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name;

B1-21

and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.  Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “Current Market Price”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct. In no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of actual knowledge of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or Common Stock or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in

B1-22

which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents (including the Company), and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct; provided, however, that reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.  Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and to the registered holders, if any, of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and to the registered holders of the Rights Certificates, if any, by first- class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. Notwithstanding the foregoing provisions of this Section 21, in no event shall the resignation or removal of a Rights Agent be effective until a successor Rights Agent shall have been appointed and have accepted such appointment. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the Rights Agent or the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of the State of New York or Texas (or of any other state of the United States so long as such corporation is authorized to conduct a stock transfer or corporate trust business in the State of New York or Texas), in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders, if any, of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.  Issuance of New Rights Certificates.   Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with

B1-23

the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement granted or awarded on or prior to the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company on or prior to the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.  Redemption and Termination.

(a) The Board of Directors of the Company may, at its option, at any time prior to the time a Person becomes an Acquiring Person, cause the Company to redeem all but not less than all the then outstanding Rights at a redemption price of $.005 per Right, as such amount may be appropriately adjusted, if necessary, to reflect any stock split, stock dividend or similar transaction occurring after the Rights Dividend Declaration Date (such redemption price being hereinafter referred to as the “Redemption Price”). The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

(b) Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the redemption of the Rights (the effectiveness of which action may be conditioned on the occurrence of one or more events or on the existence of one or more facts or may be effective at some future time), evidence of which shall be filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the effectiveness of the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the registered holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Company for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

Section 24.  Exchange.

(a) The Board of Directors of the Company may, at its option, at any time and from time to time after the occurrence of a Flip-In Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock or Common Stock Equivalents or any combination thereof, at an exchange ratio of one share of Common Stock, or such number of Common Stock Equivalents or units representing fractions thereof as would be deemed to have the same value as one share of Common Stock, per Right, appropriately adjusted, if necessary, to reflect any stock split, stock dividend or similar transaction occurring after the Rights Dividend Declaration Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors may not effect such exchange at any time after (i) any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding or (ii) the occurrence of a Flip-Over Event.

(b) Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to and in accordance with subsection (a) of this Section 24 (the effectiveness of which action may be conditioned on the occurrence of one or more events or on the existence of one or more facts or may be effective at some future time) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock and/or Common Stock Equivalents equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall

B1-24

mail a notice of any such exchange to all of the registered holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock and/or Common Stock Equivalents for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected as nearly pro rata as possible based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) In the event that the number of shares of Common Stock that are authorized by the Company’s certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit an exchange of Rights as contemplated in accordance with this Section 24, the Company may, at its option, take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates or scrip evidencing fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of Rights with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the value of a whole share of Common Stock. For purposes of this Section 24, the value of a whole share of Common Stock shall be the Closing Price per share of Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this Section 24, and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock on such date.

Section 25.  Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or to effect any sale, lease or other transfer of all or substantially all the Company’s assets, cash flow or earning power to any other Person or Persons (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to be acquired pursuant to a share exchange, then, in each such case, the Company shall give to each holder of record of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, lease, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b) In case any Flip-In Event or Flip-Over Event shall occur, then the Company shall as soon as practicable thereafter give to each registered holder of a Rights Certificate (or if occurring prior to the Distribution Date, the registered holders of Common Stock), in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) or Section 13(a) hereof, and all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26.  Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by certified

B1-25

mail, return receipt requested, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Reliant Resources, Inc.
1111 Louisiana
Houston, Texas 77002
Attention: General Counsel

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

The Chase Manhattan Bank 600 Travis Street, Suite 1150 Houston, Texas 77002 Attention:	Ms. Dierdre T. Green Trust Officer

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.  Supplements and Amendments.  Prior to the time a Person becomes an Acquiring Person and subject to the penultimate sentence of this Section 27, the Company may in its sole and absolute discretion and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or holders of Common Stock. From and after the time a Person becomes an Acquiring Person and subject to the penultimate sentence of this Section 27, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or (iii) to change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable; provided that no such amendment or supplement shall materially and adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent may, but shall not be obligated to, enter into any such supplement or amendment that affects the Rights Agent’s own rights, duties or immunities under this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made that decreases the Redemption Price, shortens the Final Expiration Date, increases the initial Purchase Price or decreases the number of one one-thousandths of a share of Preferred Stock for which a Right is initially exercisable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28.  Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.  Determinations and Actions by the Board of Directors, etc.  For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. The Board of Directors of the Company (or, as set forth herein, certain specified members thereof) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or

B1-26

to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors of the Company in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights.

Section 30.  Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31.  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors of the Company. Without limiting the foregoing, if any provision requiring that a determination be made by less than the entire Board of Directors of the Company is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the entire Board of Directors of the Company.

Section 32.  Governing Law.  This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 33.  Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34.  Descriptive Headings.  Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

B1-27

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of this           day of April, 2001.

RELIANT RESOURCES, INC.

By:
Name:
Title:

THE CHASE MANHATTAN BANK

By:
Name:
Title:

B1-28

Exhibit A
DESCRIPTION OF SERIES A PREFERRED STOCK

FROM

ARTICLE FOUR

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

RELIANT RESOURCES, INC.

SERIES A PREFERRED STOCK

1. Designation and Amount.   There shall be a series of Preferred Stock that shall be designated as “Series A Preferred Stock,” and the number of shares constituting such series shall be 2,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of assets of the Corporation legally available for the purpose, quarterly dividends payable in cash on the first day of January, April, July and October in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. The “Adjustment Number” shall initially be 1,000. In the event the Corporation shall at any time after April 27, 2001 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A

B1-29

Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

3. Voting Rights.  The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(B) Except as otherwise provided in this Restated Certificate of Incorporation or by law, the holders of shares of Series A Preferred Stock, the holders of shares of any other class or series entitled to vote with the Common Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)(i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, (1) the number of directors shall be increased by two, effective as of the time of election of such directors as herein provided, and (2) the holders of Preferred Stock (including holders of the Series A Preferred Stock) upon which these or like voting rights have been conferred and are exercisable (the “Voting Preferred Stock”) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect such two directors.

(ii) During any default period, such voting right of the holders of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of at least thirty three and one-third percent (33 1/3%) of the shares of Voting Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Voting Preferred Stock of such voting right.

(iii) Unless the holders of Voting Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Voting Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Voting Preferred Stock, which meeting shall thereupon be called by the Chairman, the President, a Vice President or the Corporate Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Voting Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Voting Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or, in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Voting Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, after the holders of Voting Preferred Stock shall have exercised their right to elect directors voting as a class, (x) the directors so elected by the holders of Voting Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may be filled by vote of a majority of the remaining directors theretofore

B1-30

elected by the holders of the class or classes of stock which elected the director whose office shall have become vacant. References in this paragraph (C) to directors elected by the holders of a particular class or classes of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Voting Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Voting Preferred Stock as a class shall terminate and (z) the number of directors shall be such number as may be provided for in this Restated Certificate of Incorporation or the Bylaws of the Corporation irrespective of any increase made pursuant to the provisions of paragraph (C) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law, or in this Restated Certificate of Incorporation or the Bylaws of the Corporation). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D) Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Preferred Stock, or to all such holders and the holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative power, preferences and rights of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth in this Restated Certificate of Incorporation.

6. Liquidation, Dissolution or Winding Up.  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the

B1-31

Series A Liquidation Preference by (ii) the Adjustment Number. Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, holders of Series A Preferred Stock and holders of shares of Common Stock shall, subject to the prior rights of all other series of Preferred Stock, if any, ranking prior thereto, receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Series A Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, that rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6, but the sale, lease or conveyance of all or substantially all of the Corporation’s assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7. Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8. Redemption.  The Corporation, at its option, may redeem shares of the Series A Preferred Stock in whole at any time and in part from time to time, at a redemption price equal to the Adjustment Number times the current per share market price (as such term is hereinafter defined) of the Common Stock on the date of the mailing of the notice of redemption, together with unpaid accumulated dividends to the date of such redemption. The “current per share market price” on any date shall be deemed to be the average of the closing price per share of such Common Stock for the ten consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Stock is determined during a period following the announcement of (A) a dividend or distribution on the Common Stock other than a regular quarterly cash dividend or (B) any subdivision, combination or reclassification of such Common Stock and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, shall not have occurred prior to the commencement of such ten Trading Day period, then, and in each such case, the current per share market price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sales price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange but sales price information is reported for such security, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System “Nasdaq”) or such other self-regulatory organization or registered securities information processor (as such terms are used under the Securities Exchange Act of 1934, as amended) that then reports information concerning the Common Stock, or, if sales price information is not so reported, the average of the high bid and low asked prices in the over-the-counter market on such day, as reported by Nasdaq or such other entity, or, if on any such date the Common Stock is not quoted by any such entity, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If on any such date no such market maker is making a market in the Common Stock, the fair value of the Common Stock on such date as determined in good faith by the Board of Directors shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business, or, if the Common Stock is not listed or admitted to trading on any national securities exchange but is quoted by

B1-32

Nasdaq, a day on which Nasdaq reports trades, or, if the Common Stock is not so quoted, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York or Texas are not authorized or obligated by law or executive order to close.

(B) In the event that fewer than all of the outstanding shares of the Series A Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method that may be determined by the Board of Directors in its sole discretion to be equitable.

(C) Notice of any such redemption shall be given by mailing to the holders of the shares of Series A Preferred Stock to be redeemed a notice of such redemption, first class postage prepaid, not later than the fifteenth day and not earlier than the sixtieth day before the date fixed for redemption, at their last address as the same shall appear upon the books of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the close of business on such redemption date. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder received such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of Series A Preferred Stock shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock that are to be redeemed. On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If fewer than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(D) The shares of Series A Preferred Stock shall not be subject to the operation of any purchase, retirement or sinking fund.

9. Ranking.  The Series A Preferred Stock shall rank junior to all other series of Preferred Stock (other than any such series of Preferred Stock the terms of which shall provide otherwise) in respect to dividend and liquidation rights and shall rank senior to the Common Stock as to such matters.

10. Amendment.  At any time that any shares of Series A Preferred Stock are outstanding, this Restated Certificate of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the outstanding shares of Series A Preferred Stock, voting separately as a class.

11. Fractional Shares.   Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

B1-33

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER JANUARY 15, 2011 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.005 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHTS CERTIFICATE

RELIANT RESOURCES, INC.

This certifies that          , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of January 15, 2001 as it may from time to time be supplemented or amended (the “Rights Agreement”), between Reliant Resources, Inc., a Delaware corporation (the “Company”), and The Chase Manhattan Bank, a New York state bank (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 p.m. (New York City time) on January 15, 2011 at the office or offices designated by the Rights Agent for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share (a “Fractional Share”) of Series A Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $150 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate set forth on the reverse hereof duly executed. The Purchase Price may be paid in cash or by certified check, cashier’s or official bank check or bank draft payable to the order of the Company or the Rights Agent. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per Fractional Share set forth above, are the number and Purchase Price as of April 27, 2001, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

From and after the first occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by or transferred to (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall, with certain exceptions, become null and void in the circumstances set forth in the Rights Agreement, and no holder hereof shall have any rights whatsoever with respect to such Rights from and after the occurrence of such Triggering Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities or assets that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Company.

B1-34

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices designated by the Rights Agent for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Fractional Shares of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at its option at a redemption price of $.005 per Right, payable, at the election of the Company, in cash or shares of Common Stock or such other consideration as the Board of Directors may determine, at any time prior to the time a Person becomes an Acquiring Person or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, without par value, and/or other equity securities of the Company deemed to have the same value as shares of Common Stock, at any time prior to a person’s becoming the beneficial owner of 50% or more of the shares of Common Stock outstanding or the occurrence of a Flip-Over Event.

No fractional shares of Preferred Stock are required to be issued upon the exercise of any Right or Rights evidenced hereby (other than, except as set forth above, fractions that are integral multiples of a Fractional Share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment may be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

B1-35

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of April 27, 2001.

ATTEST:	RELIANT RESOURCES, INC.
By:

Corporate Secretary	Name:
Title:

Countersigned:

THE CHASE MANHATTAN BANK

By:
Authorized Signature

B1-36

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer any Rights evidenced by the Rights Certificate.)

FOR VALUE RECEIVED,           hereby sells, assigns and transfers unto          (Please print name and address of transferee)           Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint           Attorney, to transfer the said Rights on the books of the within-named Company, with full power of substitution.

Dated:          , 200

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another eligible guarantor institution (as defined pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended).

B1-37

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [          ] are [          ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [          ] did [          ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person or who is a direct or indirect transferee of an Acquiring Person or of an Affiliate or Associate of an Acquiring Person.

Dated:           , 200

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another eligible guarantor institution (as defined pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended).

NOTICE

The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

B1-38

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Rights Certificate.)

To:  RELIANT RESOURCES, INC.

The undersigned hereby irrevocably elects to exercise           Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated:           , 200

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another eligible guarantor institution (as defined pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended).

B1-39

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [          ] are [          ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [          ] did [          ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person or who is a direct or indirect transferee of an Acquiring Person or of an Affiliate or Associate of an Acquiring Person.

Dated:          , 200

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another eligible guarantor institution (as defined pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended).

NOTICE

The signatures to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

B1-40

Exhibit C

SUMMARY OF RIGHTS

Effective April 27, 2001, the Board of Directors of Reliant Resources, Inc. (the “Company”) declared a dividend of one right (“Right”) for each outstanding share of the Company’s Common Stock, par value $.001 per share (“Common Stock”), to stockholders of record at the close of business on April 27, 2001. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Fractional Share”) of Series A Preferred Stock, par value $.001 per share (the “Preferred Stock”), at a purchase price of $150 per Fractional Share, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Rights Agreement, dated as of January 15, 2001, as it may from time to time be supplemented or amended (the “Rights Agreement”), between the Company and The Chase Manhattan Bank, as Rights Agent.

Detachment of Rights; Exercisability. Initially, the Rights will be attached to all Common Stock certificates, and no separate certificates for the Rights (“Rights Certificates”) will be distributed. The Rights will separate from the Common Stock and a “Distribution Date” will occur, with certain exceptions, upon the earlier of (i) ten days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the date of the announcement being the “Stock Acquisition Date”), or (ii) ten business days following the commencement of a tender offer or exchange offer that would result in a person’s becoming an Acquiring Person; provided, however, that Reliant Energy, Incorporated (“Reliant Energy”) or its successors, together with all affiliated and associated persons of Reliant Energy, shall not be or become an Acquiring Person unless and until Reliant Energy, together with its affiliated and associated persons, becomes the beneficial owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock; and provided, further, that any person who acquires 15% or more of the outstanding shares of Common Stock from Reliant Energy and its affiliated and associated persons shall not be or become an Acquiring Person unless and until such person, together with its affiliated and associated persons, becomes the beneficial owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock. In certain circumstances, the Distribution Date may be deferred by the Board of Directors. Certain inadvertent acquisitions will not result in a person’s becoming an Acquiring Person if the person promptly divests itself of sufficient Common Stock. Until the Distribution Date, (a) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (b) new Common Stock certificates issued will contain a notation incorporating the Rights Agreement by reference and (c) the surrender for transfer of any Common Stock certificate will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

The Rights are not exercisable until the Distribution Date and will expire at the close of business on January 15, 2011, unless earlier redeemed or exchanged by the Company as described below.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and, from and after the Distribution Date, the separate Rights Certificates alone will represent the Rights. All shares of Common Stock issued prior to the Distribution Date will be issued with Rights. Shares of Common Stock issued after the Distribution Date in connection with certain employee benefit plans or upon conversion of certain securities will be issued with Rights. Except as otherwise determined by the Board of Directors, no other shares of Common Stock issued after the Distribution Date will be issued with Rights.

Flip-In.  In the event (a “Flip-In Event”) that a person becomes an Acquiring Person (except pursuant to a tender or exchange offer for all outstanding shares of Common Stock at a price and on terms that a majority of the independent directors of the Company determines to be fair to and otherwise in the best interests of the Company and its stockholders (a “Permitted Offer”)), each holder of a Right will thereafter have the right to receive, upon exercise of such Right, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a Current Market Price (as defined in the Rights Agreement) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of any Triggering Event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by or transferred to an Acquiring Person (or by certain related parties) will be null and void in the circumstances set forth in the Rights Agreement.

Flip-Over.  In the event (a “Flip-Over Event”) that, at any time from and after the time an Acquiring Person becomes such, (i) the Company is acquired in a merger or other business combination transaction (other than certain mergers that follow a Permitted Offer), or (ii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred,

B1-41

each holder of a Right (except Rights that are voided as set forth above) shall thereafter have the right to receive, upon exercise, a number of shares of common stock of the acquiring company having a Current Market Price equal to two times the exercise price of the Right. Flip-In Events and Flip-Over Events are collectively referred to as “Triggering Events.”

Preferred Stock.  After the Distribution Date, each Right will entitle the holder to purchase a Fractional Share of Preferred Stock, which will be essentially the economic equivalent of one share of Common Stock.

Antidilution.  The number of outstanding Rights associated with a share of Common Stock, or the number of Fractional Shares of Preferred Stock issuable upon exercise of a Right and the Purchase Price, is subject to adjustment in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock occurring prior to the Distribution Date. The Purchase Price payable, and the number of Fractional Shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of certain transactions affecting the Preferred Stock.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock that are not integral multiples of a Fractional Share are required to be issued and, in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Redemption of Rights.  At any time until the time a person becomes an Acquiring Person, the Company may redeem the Rights in whole, but not in part, at a price of $.005 per Right, payable, at the option of the Company, in cash, shares of Common Stock or such other consideration as the Board of Directors may determine. Immediately upon the effectiveness of the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.005 redemption price.

Exchange of Rights.  At any time after the occurrence of a Flip-In Event and prior to a person’s becoming the beneficial owner of 50% or more of the shares of Common Stock then outstanding or the occurrence of a Flip-Over Event, the Company may exchange the Rights (other than Rights owned by an Acquiring Person or an affiliate or an associate of an Acquiring Person, which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, and/or other equity securities deemed to have the same value as one share of Common Stock, per Right, subject to adjustment.

Substitution.  If the Company has an insufficient number of authorized but unissued shares of Common Stock available to permit an exercise or exchange of Rights upon the occurrence of a Flip-In Event, it may substitute certain other types of property for the Common Stock so long as the total value received by the holder of the Rights is equivalent to the value of the Common Stock that would otherwise have been received. The Company may substitute cash, property, equity securities or debt of the Company, effect a reduction in the exercise price of the Right or use any combination of the foregoing.

No Rights as a Stockholder; Taxes.  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. Stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for the common stock of the acquiring company as set forth above or are exchanged as provided in the preceding paragraph.

Amendment of Terms of Rights.  Other than certain provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the time a Person becomes an Acquiring Person. Thereafter, the provisions of the Rights Agreement may be amended by the Board of Directors in order to cure any ambiguity, defect or inconsistency or to make changes that do not materially and adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person).

Rights Agent.  The Chase Manhattan Bank serves as Rights Agent with regard to the Rights.

Rights Agreement; Summary.  A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form S-1 of the Company (Registration No. 333-48038). A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

B1-42

Annex B2

Amendment No. 1 to Rights Agreement, by and between GenOn Energy, JPMorgan Chase Bank, N.A., and Computershare Trust Company, N.A., dated November 23, 2010

AMENDMENT NO. 1 TO RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO RIGHTS AGREEMENT (this “Amendment”) is made as of the 23rd day of November, 2010, by and between RRI ENERGY, INC., a Delaware corporation, formerly known as Reliant Resources, Inc., a Delaware corporation (the “Company”), JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as successor to The Chase Manhattan Bank, and Computershare Trust Company, N.A. (“Computershare”).

WHEREAS, the Company and JPMorgan Chase are parties to that certain Rights Agreement, dated as of January 15, 2001 (the “Rights Agreement”);

WHEREAS, Section 27 of the Rights Agreement permits the Company to amend the Rights Agreement on the terms set forth in this Amendment;

WHEREAS, as of the date hereof, no Person has become an Acquiring Person under the Rights Agreement, and the Company has satisfied all requirements to effect an amendment to the Rights Agreement;

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to modify the terms of the Rights Agreement in an effort to deter acquisitions of Common Stock that might limit or reduce the availability to the Company of the Company’s net operating loss carryforwards for United States federal income tax purposes and make certain other modifications to the Rights Agreement; and

WHEREAS, JPMorgan Chase, which has heretofore served as the Rights Agent appointed under the Rights Agreement, desires to resign as Rights Agent, and the Company desires to accept such resignation and appoint Computershare as successor Rights Agent under the Rights Agreement.

NOW, THEREFORE, in accordance with the procedures for amendment of the Rights Agreement set forth in Section 27 thereof, and in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

1. Section 1 of the Rights Agreement is amended in its entirety to read as follows:

Section 1.  Certain Definitions.  For purposes of this Agreement, the following terms shall have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding, but shall not include any Exempt Person; provided, however, that a Person shall not be or become an Acquiring Person if such Person, together with its Affiliates and Associates, shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding solely as a result of

(i) a reduction in the number of shares of Common Stock outstanding due to the repurchase of Common Stock by the Company, unless and until such time as such Person or any Affiliate or Associate of such Person shall, following written notice from, or public disclosure by, the Company of such purchases of Common Stock by the Company, become the Beneficial Owner of any additional Common Stock, other than as a result of the transactions described in clauses (ii) through (v) hereof; and shall then Beneficially Own more than 4.99% of the shares of Common Stock then outstanding,

(ii) any unilateral grant of Common Stock by the Company,

(iii) any stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Stock are treated equally,

(iv) any exercise of warrants to purchase Common Stock that are Beneficially Owned by such Person on the Amendment Date, or

(v) any transaction for which such Person has requested and obtained the Prior Written Approval of the Company;

and provided, further, that if the Board of Directors, with the concurrence of a majority of the members of the Board of Directors who are not (and who are not representatives, nominees, Affiliates or Associates of) such Person or an Acquiring Person, determines in good faith that a Person that would otherwise be an “Acquiring Person” has become

B2-1

such inadvertently (including, without limitation, because (i) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (ii) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), in any case such inadvertent acquisition did not result in the loss or impairment of Tax Benefits, and such Person as promptly as practicable divested or divests itself of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person,” then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement; provided, further, that no Person shall be an Acquiring Person if the Board of Directors shall have affirmatively determined, prior to the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person.

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

“Affiliate” and “Associate” shall mean, with respect to any Person, any other Person whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 and the Treasury Regulations thereunder; provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

“Amendment Date” shall mean November 23, 2010.

A Person shall be deemed a “Beneficial Owner” of, shall be deemed to have ‘Beneficial Ownership” and shall be deemed to “Beneficially Own” any securities which such Person directly owns, or would be deemed to constructively own, pursuant to Section 382 and the Treasury Regulations promulgated thereunder.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or Texas are authorized or obligated by law or executive order to close.

“close of business” on any given date shall mean 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

“Closing Price” of a security for any day shall mean the last sales price, regular way, on such day or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, in either case as reported in the principal transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on any national securities exchange but sales price information is reported for such security, as reported by Nasdaq or such other self-regulatory organization or registered securities information processor (as such terms are used under the Exchange Act) that then reports information concerning such security, or, if sales price information is not so reported, the average of the high bid and low asked prices in the over-the-counter market on such day, as reported by Nasdaq or such other entity, or, if on such day such security is not quoted by any such entity, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company. If on such day no market maker is making a market in such security, the fair value of such security on such day as determined in good faith by the Board of Directors of the Company shall be used.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

“Common Stock” shall mean the common stock, par value $.001 per share, of the Company, except that “Common Stock” when used with reference to equity interests issued by any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

B2-2

“Company” shall mean the Person named as the “Company” in the preamble of this Agreement until a successor Person shall have become such or until a Principal Party shall assume, and thereafter be liable for, all obligations and duties of the Company hereunder, pursuant to the applicable provisions of this Agreement, and thereafter “Company” shall mean such successor Person or Principal Party.

“Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Distribution Date” shall mean the earlier of (i) the close of business on the tenth day (or, if such Stock Acquisition Date results from the consummation of a Permitted Offer, such later date as may be determined by the Company’s Board of Directors as set forth below at any time when the Rights are redeemable) after the Stock Acquisition Date or (ii) the close of business on the tenth Business Day (or such later date as may be determined by the Company’s Board of Directors as set forth below before the Distribution Date occurs) after the date that a tender offer or exchange offer by any Person (other than any Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act as then in effect, if upon consummation thereof, such Person would be an Acquiring Person, other than a tender or exchange offer that is determined before the Distribution Date occurs to be a Permitted Offer. The Board of Directors of the Company may, to the extent set forth in the preceding sentence, defer the date set forth in clause (i) or (ii) of the preceding sentence to a specified later date or to an unspecified later date to be determined by a subsequent action or event (but in no event to a date later than the close of business on the tenth day after the first occurrence of a Triggering Event).

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Ratio” shall have the meaning set forth in Section 24 hereof.

“Exempt Person” shall mean:

(i) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or any Subsidiary of the Company;

(ii) any Person who, together with all Affiliates and Associates of such Person, is the Beneficial Owner of securities representing 4.99% or more of the shares of Common Stock outstanding at the close of business on the Amendment Date; provided, however, that any such Person described in this clause (ii) shall no longer be deemed to be an Exempt Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of any additional shares of Common Stock, except solely as a result of (A) any unilateral grant of Common Stock by the Company, (B) any stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Stock are treated equally, (C) any exercise of warrants to purchase Common Stock that are Beneficially Owned by such Person on the Amendment Date, or (D) any transaction for which such Person has requested and obtained the Prior Written Approval of the Company; and

(iii) any Person who, together with all Affiliates and Associates of such Person, is the Beneficial Owner of securities representing 4.99% or more of the shares of Common Stock outstanding at the Merger Effective Time, solely as a result of the Merger; provided, however, that any such Person described in this clause (iii) shall no longer be deemed to be an Exempt Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of any additional shares of Common Stock, except solely as a result of (A) any unilateral grant of Common Stock by the Company, (B) any stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Stock are treated equally, (C) any exercise of warrants to purchase Common Stock that are Beneficially Owned by such Person on the Amendment Date, or (D) any transaction for which such Person has requested and obtained the Prior Written Approval of the Company.

B2-3

“Expiration Date” shall mean the earliest of: (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which the Rights expire pursuant to Section 13(d) hereof, (iv) the time at which all Rights then outstanding and exercisable are exchanged pursuant to Section 24 hereof, (v) the final adjournment of the 2011 annual meeting of stockholders of the Company, if the Stockholder Approval has not been obtained by such date, (vi) the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary for the preservation of Tax Benefits, and (vii) the date on which the Board of Directors determines that no Tax Benefits may be carried forward.

“Final Expiration Date” shall mean the close of business on November 23, 2013.

“Flip-In Event” shall mean an event described in Section 11(a)(ii) hereof.

“Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Flip-Over Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof, but excluding any transaction described in Section 13(d) hereof that causes the Rights to expire.

“Fractional Share” with respect to the Preferred Stock shall mean one one-thousandth of a share of Preferred Stock.

“Merger” shall mean the merger of Mirant with and into RRI Energy Holdings pursuant to the Agreement and Plan of Merger, dated as of April 11, 2010, by and among the Company, RRI Energy Holdings, and Mirant.

“Merger Effective Time” shall mean such time as a certificate of merger is duly filed by RRI Energy Holdings and Mirant with the Secretary of State of the State of Delaware, or at such later time as is agreed by the Company, Mirant and RRI Energy Holdings and specified in such certificate of merger in accordance with the relevant provisions of Delaware law.

“Mirant” shall mean Mirant Corporation, a Delaware corporation.

“Nasdaq” shall mean the National Association of Securities Dealers, Inc. Automated Quotations System.

“Permitted Offer” shall mean a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined, prior to the time the Person making the offer or any Affiliate or Associate thereof is an Acquiring Person, by at least a majority of the members of the Board of Directors who are not officers or employees of the Company and who are not, and are not representatives, nominees, Affiliates or Associates of, an Acquiring Person or the Person making the offer, after receiving advice from one or more investment banking firms, to be (a) at a price and on terms that are fair to stockholders (taking into account all factors that such members of the Board deem relevant including, without limitation, prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders.

“Person” shall mean any individual, estate, firm, limited liability company, corporation, trust, association, partnership or other entity, or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

“Preferred Stock” shall mean shares of Series A Preferred Stock, par value $.001 per share, of the Company having the rights, powers and preferences set forth in Article Four of the Company’s Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit A and, to the extent that there is not a sufficient number of shares of Series A Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Preferred Stock.

“Principal Party” shall have the meaning set forth in Section 13(b) hereof.

B2-4

“Prior Written Approval of the Company” shall mean prior express written consent of the Company to the action in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the Board of Directors of the Company.

“Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

“Record Date” shall have the meaning set forth in the recitals clause at the beginning of this Agreement.

“Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

“Rights” shall have the meaning set forth in the recitals clause at the beginning of this Agreement.

“Rights Agent” shall mean the Person named as the “Rights Agent” in the preamble of this Agreement until a successor Rights Agent shall have become such pursuant to the applicable provisions hereof, and thereafter “Rights Agent” shall mean such successor Rights Agent. If at any time there is more than one Person appointed by the Company as Rights Agent pursuant to the applicable provisions of this Agreement, “Rights Agent” shall mean and include each such Person.

“Rights Certificates” shall mean the certificates evidencing the Rights.

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals clause at the beginning of this Agreement.

“RRI Energy Holdings” shall mean RRI Energy Holdings, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company.

“Section 382” shall mean Section 382 of the Code or any successor or replacement provision.

“Section 383” shall mean Section 383 of the Code or any successor or replacement provision.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition and Section 23, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

“Stockholder Approval” shall mean the approval of this Agreement, as amended on November 23, 2010, by the affirmative vote of the holders of a majority of the total number of votes of the Company’s capital stock entitled to vote, voting as a single class, that are present, or represented by proxy, at a meeting of stockholders of the Company duly held in accordance with the articles of incorporation (as amended) and bylaws of the Company and applicable law.

“Subsidiary” shall mean, with reference to any Person, any corporation or other Person of which an amount of voting securities sufficient to elect at least a majority of the directors or other persons performing similar functions is Beneficially Owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Summary of Rights” shall mean the Summary of Rights sent pursuant to Section 3(b) hereof.

“Tax Benefits” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards, foreign tax credit carryforwards, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 or Section 383, and the Treasury Regulations, of the Company or any Subsidiary of the Company.

“Treasury Regulations” shall mean the final, temporary and proposed income tax regulations promulgated under the Code, as amended.

“Trading Day” with respect to a security shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business, or, if such security is

B2-5

not listed or admitted to trading on any national securities exchange but is quoted by Nasdaq, a day on which Nasdaq reports trades, or, if such security is not so quoted, a Business Day.

“Triggering Event” shall mean any Flip-In Event or any Flip-Over Event.

“Trust” shall have the meaning set forth in Section 24(a) hereof.

“Trust Agreement” shall have the meaning set forth in Section 24(a) hereof.

2. Section 2 of the Rights Agreement is amended to add the following language at the end thereof: “upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.”

3. Section 3 of the Rights Agreement is amended in its entirety to read as follows:

Section 3.  Issue of Rights Certificates.

(a) Until the Distribution Date, (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Stock registered in the names of the holders of the Common Stock and not by separate certificates (or for shares participating in the direct registration system, by notations in the respective book entry accounts for the Common Stock), and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of one or more shares of Common Stock represented by certificates as of the close of business on the Distribution Date (other than any Person referred to in the first sentence of Section 7(e)), at the address of such holder shown on the records of the Company, one or more Rights Certificates, evidencing one Right for each share of Common Stock so held and represented by a certificate, subject to adjustment as provided herein. To the extent that a Triggering Event under Section 11(a)(ii) has occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion, to minimize the possibility that Rights are received by Persons for whom Rights would be void under Section 7(e).  In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates, and the Rights will be transferable separately from the transfer of Common Stock.

(b) Promptly following the Record Date, the Company will send a copy of a Summary of Rights, in substantially the form attached to this Agreement as Exhibit C, by first-class, postage prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date or the earlier surrender for transfer thereof or the Expiration Date, the Rights associated with the shares of Common Stock represented by such certificates shall be evidenced by such certificates for Common Stock (or, in the case of shares reflected on the direct registration system, the notations in the book entry account), and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any of the certificates for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

(c) Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or delivered from the Company’s treasury) on or after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for shares of Common Stock that shall so become outstanding or shall be transferred or exchanged on or after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date shall also be deemed to be certificates for Rights, and shall bear the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Reliant Resources, Inc. (the “Company”) and Computershare Trust Company, N.A., as successor rights agent to The Chase Manhattan Bank (the “Rights Agent”) dated as of January 15, 2001 and amended on November 23, 2010, as it may from time to time be further supplemented or amended (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of

B2-6

the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), AND CERTAIN TRANSFEREES THEREOF, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

With respect to such certificates containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Similarly, during such time periods, transfers of shares participating in the direct registration system shall also be deemed to be transfers of the associated Rights. In the event that shares of Common Stock are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such shares.

4. Section 18(a) of the Rights Agreement is amended to insert the word “gross” prior to the word “negligence.”

5. Section 20(c) of the Rights Agreement is amended to insert the word “gross” prior to the word “negligence.”

6. Section 21 of the Rights Agreement is amended as follows:

(a) Delete the first sentence in its entirety and replace it with the following:

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company, and, in the event that the Rights Agent or one of its affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail.

(b) Insert the following new sentence after the first sentence:

In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice.

7. Section 24(a) of the Rights Agreement is amended to insert the following after the last sentence thereof:

Prior to effecting an exchange pursuant to this Section 24, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) some or all of the shares of Common Stock issuable pursuant to the exchange, and some or all Persons, as the Board of Directors so directs, entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

8. Section 26 of the Rights Agreement is amended as follows:

(a) Delete the address for notice or demand to or on the Company and insert in lieu thereof the following:

RRI Energy, Inc.
1000 Main Street
Houston, Texas 77002
Attention: General Counsel

B2-7

(b) Delete the address for notice or demand to or on the Rights Agent and insert in lieu thereof the following:

Computershare Trust Company, N.A.
2 North LaSalle Street
Chicago, Illinois 60602
Attention: Client Services

9. The Rights Agreement is amended to insert a new Section 35 as follows:

Section 35.  Force Majeure.  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

10. Exhibit B of the Rights Agreement is amended by inserting “November 23, 2013” in place of each reference to “January 15, 2011.”

11. Each reference in the Rights Agreement (including exhibits and other attachments thereto) to “Reliant Resources, Inc.” is amended to refer instead to “RRI Energy, Inc.”

12. JPMorgan Chase hereby resigns as Rights Agent under the Rights Agreement and the Company hereby accepts the resignation of JPMorgan Chase. The Company hereby appoints Computershare as successor Rights Agent under the Rights Agreement, and Computershare hereby accepts such appointment subject to all of the terms and conditions of the Rights Agreement. The appointment of Computershare as Rights Agent is deemed effective as of the Amendment Date. The Company, JPMorgan Chase and Computershare each waive any right to receive prior notice of this resignation of JPMorgan Chase and appointment of Computershare pursuant to Section 21 of the Rights Agreement.

13. Each reference in the Rights Agreement (including exhibits and other attachments thereto) to “The Chase Manhattan Bank” is amended to refer instead to “Computershare Trust Company, N.A.” As of the Amendment Date, all references in the Rights Agreement to “Rights Agent” shall be deemed to refer to Computershare, JPMorgan Chase shall no longer be the Rights Agent and Computershare shall be fully responsible for all obligations of the Rights Agent under the Rights Agreement.

14. The Rights Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms. To the extent there is a conflict between the terms and provisions of the Rights Agreement and this Amendment, the terms and provisions of this Amendment shall govern for purposes of the subject matter of this Amendment only.

15. All of the covenants and provisions of this Amendment by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

16. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

17. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

18. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect and enforceability as an original signature.

[The remainder of this page intentionally left blank]

B2-8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of this 23rd day of November, 2010.

RRI ENERGY, INC.

By:	/s/ Michael L. Jines
Name:     Michael L. Jines

Title:	Executive Vice President, General
Counsel and Chief Compliance Officer

JPMORGAN CHASE BANK, N.A.

By:	/s/ Greg Campbell
Name:     Greg Campbell

Title:	Vice President

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Robert Buckley
Name:     Robert Buckley

Title:	Senior Vice President, Investor
Services

B2-9

GENON ENERGY, INC.
YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of GenOn Energy, Inc.
common stock for the 2011 Annual Meeting of Stockholders.
YOU CAN VOTE TODAY IN ONE OF THREE WAYS:
1.	Vote by Telephone — Please call toll-free at 1-866-233-5368 on a touch-tone telephone and follow the simple recorded instructions. Your vote will be confirmed and cast as you directed. (Toll-free telephone voting is available for residents of the U.S. and Canada only. If outside the U.S. or Canada, call 1-215-521-1347.)
OR
2.	Vote by Internet — Please access https://www.proxyvotenow.com/gen and follow the simple instructions on the screen. Please note you must type an “s” after “http.”

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.
OR
3.	Vote by Mail — If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the envelope provided to: GenOn Energy, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5156, New York, NY 10150-5156.
▼TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE DIRECTORS IN ITEM 1, FOR ITEMS 2, 3, 4 AND 5, ONE YEAR ON
ITEM 6, AND AGAINST ITEM 7.

1.	Election of directors.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	01 - E. William Barnett	☐	☐	☐	06 - Edward R. Muller	☐	☐	☐
	02 - Terry G. Dallas	☐	☐	☐	07 - Robert C. Murray	☐	☐	☐
	03 - Mark M. Jacobs	☐	☐	☐	08 - Laree E. Perez	☐	☐	☐
	04 - Thomas H. Johnson	☐	☐	☐	09 - Evan J. Silverstein	☐	☐	☐
	05 - Steven L. Miller	☐	☐	☐	10 - William L. Thacker	☐	☐	☐

2.	Ratify the Audit Committee’s selection of KPMG LLP as our independent auditors for fiscal year 2011.					☐	☐	☐

3.	Adopt an amendment to our Third Restated Certificate of Incorporation to help protect the tax benefits of our net operating losses.					☐	☐	☐

4.	Approve the stockholder rights plan, adopted by the Board on January 15, 2001, as amended November 23, 2010.		FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	Approve, on an advisory basis, the compensation of our named executive officers.		☐	☐	☐

6.	Determine, on an advisory basis, the frequency of conducting future advisory votes on the compensation of our named executive officers.	1 YR ☐	2 YRS ☐	3 YRS ☐	ABSTAIN ☐

7.	Consider a stockholder proposal, if properly presented at the meeting, described in the proxy materials.		FOR ☐	AGAINST ☐	ABSTAIN ☐

8.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

	,	2011

Date

Signature

Signature

NOTE: Please sign exactly as your name or names appear hereon. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please print your full title. Corporations or partnerships should sign in full name of corporation or partnership by an authorized person.

PLEASE VOTE TODAY!
SEE REVERSE SIDE
FOR THREE EASY WAYS TO VOTE TODAY.
▼TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED▼

P R O X Y
GENON ENERGY, INC.
ANNUAL MEETING OF STOCKHOLDERS – MAY 4, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Edward R. Muller and Mark M. Jacobs, and each of them, as proxies for the undersigned, with full power of substitution, to vote all the shares of common stock of GenOn Energy, Inc. held of record or in an applicable plan by the undersigned at the close of business on March 7, 2011, at the Annual Meeting of Stockholders to be held at our corporate headquarters at 1000 Main Street, Houston, Texas, at 8:00 a.m., Central Time, on Wednesday, May 4, 2011, or any and all postponement or adjournment thereof, with all powers that the undersigned would possess if personally present.
This proxy, when properly executed and returned, will be voted in the manner directed herein. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in Item 1, FOR Items 2, 3, 4 and 5, ONE YEAR on Item 6, and AGAINST Item 7.
If the undersigned has a beneficial interest in shares held in the GenOn Energy Savings Plan or the GenOn Energy Union Savings Plan, voting instructions with respect to such plan shares may be provided by completing and returning this proxy card or by use of the telephone or Internet service described in the proxy statement. The plan trustee will vote the shares in the undersigned’s account in accordance with the instructions provided. The instructions by proxy card, telephone or Internet must be provided by 11:59 p.m., Eastern Time, on May 1, 2011. If the instructions are not timely provided, the plan trustee will vote the shares in the same proportion as the shares for which timely instructions were received, unless to do so would be inconsistent with the Employee Retirement Income Security Act of 1974, as amended.
The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof, and hereby acknowledges receipt of the Notice of 2011 Annual Meeting of Stockholders, Annual Report and the Proxy Statement furnished herewith.
IMPORTANT – THIS PROXY CARD MUST BE SIGNED ON THE REVERSE SIDE.
PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.